As filed with the U.S. Securities and Exchange Commission on April 25, 2014
Registration No. 333-126668

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

SEC File No 811-5130

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST EFFECTIVE AMENDMENT NO. 10 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 22 [X]

John Hancock Life Insurance Company (U.S.A.) Separate Account N

(Exact Name of Registrant)

John Hancock Life Insurance Company (U.S.A.)

(Name of Depositor)

197 Clarendon Street
Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET
John Hancock Life Insurance Company (U.S.A.)
U.S. INSURANCE LAW
JOHN HANCOCK PLACE
BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X ] on April 30, 2014 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated April 30, 2014

for interests in

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Interests are made available under

CORPORATE VUL

a flexible premium variable universal life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)

The policy provides a fixed account option with fixed rates of return declared by John Hancock USA and the following investment accounts:

500 Index B
Active Bond
All Cap Core
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Bond
Core Strategy
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  Starting on the next page is a Table of Contents for this prospectus.
  The section after the Table of Contents is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock USA and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as feeder funds, the prospectus for the corresponding master fund is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock USA representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

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SUMMARY OF BENEFITS AND RISKS

The nature of the policy

The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the investment accounts that you choose. The amount we pay to the policy’s beneficiary upon the death of the insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the “Detailed Information” section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

Summary of policy benefits

Death benefit

When the insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:

  Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described under “The minimum death benefit” provision in the “Detailed Information” section of this prospectus).
  Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus the policy value on the date of death , or (2) the minimum death benefit.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt. This is called your “net cash surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “policy value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus any gain or minus any loss of the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your policy value will be computed somewhat differently (see “Effects of policy loans”).

Withdrawals

After the first policy year, you may make a withdrawal of part of your surrender value. Generally, each withdrawal must be at least $500. We reserve the right to charge a fee of up to the lesser of 2% of the withdrawal amount or $25 for each withdrawal. Your policy value is automatically reduced by the amount of the withdrawal and the fee. A withdrawal may also reduce the Total Face Amount (see “Surrender and withdrawals — Withdrawals”). We reserve the right to refuse a withdrawal if it would reduce the surrender value or the Total Face Amount below certain minimum amounts.

Policy loans

If your policy is in force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.

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Optional supplementary benefit riders

When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits (see “Other policy benefits, rights and limitations —  Optional supplementary benefit riders you can add”).

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of John Hancock Life Insurance Company (U.S.A.) Separate Account N (“Separate Account”), a separate account operated by us under Michigan law. There is also a “fixed account” option that provides a fixed rate of return. The variable investment options have returns that vary depending upon the investment results of underlying portfolios. These options are referred to in this prospectus as “investment accounts.” The fixed account and the investment accounts are sometimes collectively referred to in this prospectus as the “accounts.” The investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those investment accounts operate like publicly traded mutual funds, there are important differences between the investment accounts and publicly traded mutual funds. You can transfer money from one investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.

Summary of policy risks

Lapse risk

If the net cash surrender value is insufficient to pay the charges when due, your policy can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment accounts you’ve chosen has been poor or because of a combination of both factors. You will be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the investment accounts you’ve chosen. Some investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.

Transfer risk

There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account option are more restrictive than those that apply to transfers out of investment accounts.

Early surrender risk

Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and

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any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is a tax risk associated with policy loans . Although no part of a loan is treated as income to you when the loan is made (unless your policy is a “modified endowment contract”), surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

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Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

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FEE TABLES

This section contains the tables that describe all of the fees and expenses that you will pay when buying and owning the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. The charges shown in these tables may not be particularly relevant to your current situation. For more information, contact your John Hancock USA representative. Other entries show only the maximum charge we can assess and are labeled as such. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.

The first table below describes the fees and expenses that you will pay at the time that you pay a premium, withdraw policy value, surrender the policy, lapse the policy or transfer policy value between investment accounts. A portion of the premium charge is used to cover premium taxes. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum premium charge	Upon payment of premium	7% of each premium paid (currently, 1.5%)
Maximum withdrawal fee	Upon making a withdrawal	The lesser of 2% of the withdrawal amount or $25(1)
Maximum transfer fee	Upon each transfer into or out of an investment account beyond an annual limit of not less than 12	$25 (currently $0)(1)

(1)	This charge is not currently imposed, but we reserve the right to do so in the policy.

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The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy . These tables do not include fees and expenses paid at the portfolio level. Except for the policy loan interest rate and the charge for the Enhanced Cash Value Rider, all of the charges shown in the tables are deducted from your policy value. The second table is devoted only to optional supplementary rider benefits. The charges shown in these tables may not be particularly relevant to your current situation. For more information about the cost of insurance rates and other charges talk to your John Hancock representative.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Cost of insurance charge(1)	Monthly
Minimum charge		$0.07 per $1,000 of NAR	$0.05 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR	$83.33 per $1,000 of NAR
Charge for representative insured person		$0.38 per $1,000 of NAR	$0.13 per $1,000 of NAR
Face Amount charge(2)	Monthly for 10 policy years from the Policy Date
Minimum charge		$0.09 per $1,000 of Base Face Amount in policy years 1-10	$0.09 per $1,000 of Base Face Amount in policy years 1-3 $0.06 per $1,000 of Base Face Amount in policy years 4-6 $0.03 per $1,000 of Base Face Amount in policy years 7-10
Maximum charge		$1.08 per $1,000 of Base Face Amount in policy years 1-10	$1.08 per $1,000 of Base Face Amount in policy years 1-3 $0.72 per $1,000 of Base Face Amount in policy years 4-6 $0.36 per $1,000 of Base Face Amount in policy years 7-10
Charge for representative insured person		$0.28 per $1,000 of Base Face Amount	$0.28 per $1,000 of Base Face Amount in policy years 1-3 $0.19 per $1,000 of Base Face Amount in policy years 4-6 $0.09 per $1,000 of Base Face Amount in policy years 7-10
Administrative charge	Monthly	$12	$9
Asset-based risk charge(3)	Monthly	0.08% of policy value in policy years 1-10 0.03% of policy value in policy year 11 and thereafter	0.03% of policy value in policy years 1-10 0.004% of policy value in policy year 11 and thereafter
Maximum policy loan interest rate(4)	Accrues daily Payable annually	3.75%	3.75%

(1)The cost of insurance charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The minimum rate shown in the table is the rate in the first policy year for a policy issued to cover a 15 year old female preferred underwriting risk. The maximum rate shown in the table at both guaranteed and current rates is the rate in the first policy year for a policy issued to cover a 90 year old male substandard smoker underwriting risk. This includes the so-called extra mortality charge. The representative insured person referred to in the table is a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year.

(2)This charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex and issue age of the insured person and duration (Policy Year). The minimum rate shown in the table is for a 15 year old female. The maximum rate shown in the table is for a 90 year old male. The representative insured person referred to in the table is a 45 year old male.

(3)This charge only applies to that portion of policy value held in the investment accounts. The charge determined does not apply to any fixed account.

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(4)3.75% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.00% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 3.25%). The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 3.00%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

Rider Charges
Charge	When Charge is Deducted	Amount Deducted
Enhanced Cash Value Rider	Upon payment of premium	0.5% of premium paid in the first 7 policy years, up to the Limiting Premium (1) for each policy year stated in the Policy Specifications page of the policy.
Change of Life Insured Rider	At exercise of benefit	$250
Overloan Protection Rider (2)	At exercise of benefit
Minimum charge		0.04%
Maximum charge		8.00%

(1)	The “Limiting Premium” is an amount determined by multiplying the Base Face Amount at issue by an applicable rate which varies by the sex and issue age of the insured person. The minimum rate is for a 15-year old female and is $17.90 per $1000 of Base Face Amount. The maximum rate is for a 90-year old male and is $216.26 per $1,000 of Base Face Amount. The rate for a representative insured person is for a 45 year old male and is $56.49 per $1000 of Base Face Amount. Thus, for the representative 45 year old male with $100,000 of Base Face Amount, the Limiting Premium for the policy year would be $5,649.00.
(2)	The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the insured person at the time of exercise. The rates also differ according to the tax qualification test elected at issue. The guaranteed minimum rate for the guideline premium test is .04% (currently .04%) and the guaranteed maximum rate is 2.50% (currently 2.50%). The guaranteed minimum rate for the cash value accumulation test is .054% (currently .054%) and the guaranteed maximum rate is 8.00% (currently 8.00%). The minimum rate shown in the table is for an insured person who has reached attained age 99 and the guideline premium test has been elected. The maximum rate shown is for an insured person who has reached attained age 75 and the cash value accumulation test has been elected.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.48%	1.64%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.

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DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC. (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

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The portfolios available under the policies, the portfolio managers (engaged by JHIMS or PIMCO) and the investment objective for the portfolio are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
All Cap Core	QS Investors, LLC	To seek to provide long-term growth of capital.
Alpha Opportunities	Wellington Management Company, LLP	To seek to provide long-term total return.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term capital appreciation.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Services	Davis Selected Advisers, L.P.	To seek to provide growth of capital.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.

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Portfolio	Portfolio Manager	Investment Objective
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Fundamental Value	Davis Selected Advisers, L.P.	To seek to provide capital growth.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide high total return.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Conservative MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
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Portfolio	Portfolio Manager	Investment Objective
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek to provide long-term total return.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Real Return Bond	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index.*
Total Return	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide long-term capital appreciation.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
Value	Invesco Advisers, Inc.	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.

*The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

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If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

Valuation

We will purchase and redeem series fund shares for the Separate Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Separate Account. Any dividend or capital gains distributions received by the Separate Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

Voting interest

We will vote shares of the portfolios held in the Separate Account at the shareholder meetings according to voting instructions timely received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the policy together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold in the Separate Account for policy owners in proportion to the instructions timely received by us from policy owners from all our Separate Accounts that are registered with the SEC under the 1940 Act. We will vote all portfolio shares that we otherwise are entitled to vote (including our own shares) on any matter in proportion to the instructions timely received by us and any affiliated insurance companies with respect to the matter from policy owners in Separate Accounts of these insurance companies that are registered with the SEC under the 1940 Act. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock USA to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock (USA)

We are a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. We are a licensed life insurance company in the District of

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Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of John Hancock USA and its subsidiaries. However, neither John Hancock USA nor any of its affiliated companies guarantees the investment performance of the Separate Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account N

The investment accounts shown on page 1 are in fact subaccounts of the John Hancock Life Insurance Company (U.S.A.) Separate Account N, a separate account operated by us under Michigan law. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Separate Account or of us.

The Separate Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock USA other than those arising out of policies that use the Separate Account. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of John Hancock USA’s other assets. John Hancock USA is obligated to pay all amounts promised to policy owners under the policies.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed account

Our obligations under any fixed account are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed account — the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 3%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 (“1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts, however, is subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 900% of the Base Face Amount at the Issue Date. Thereafter, increases to the Supplemental Face Amount cannot exceed 400% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under “Base Face Amount vs. Supplemental Face Amount” below.

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When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.

  Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described below).
  Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus the policy value on the date of death , or (2) the minimum death benefit.

For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Limitations on payment of death benefit

If the insured person commits suicide within certain time periods (generally within two years from the Issue Date of the policy), the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals, unless otherwise provided by your policy.

Also if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.

Base Face Amount vs. Supplemental Face Amount

As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount.

For the same amount of premiums paid, the amount of the Face Amount charge deducted from policy value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Supplemental Face Amount, rather than as Base Face Amount. On the other hand, the amount of any Supplemental Face Amount included in the calculation of the death benefit at and after the policy anniversary nearest the insured person’s 100th birthday will be limited to the lesser of the current Supplemental Face Amount or the policy value.

If your priority is to reduce your Face Amount charges, you may wish to maximize the proportion of the Supplemental Face Amount. However, if your priority is to maximize the death benefit when the insured person reaches age 100, then you may wish to maximize the proportion of the Base Face Amount.

The minimum death benefit

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law — the “guideline premium test” and the “cash value accumulation test.” You must elect which test you wish to have applied at issue. Once elected, the test cannot be changed without our approval.

Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value (and any benefit under the Enhanced Cash Value Rider) on that date by the death benefit factor applicable on that date. Factors for some ages are shown in the table below:

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Attained Age	Applicable Factor
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%

A table showing the factor for each age will appear in the policy.

Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value (and any benefit under the Enhanced Cash Value Rider) on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the “7 pay” limit for the full seven years (see “Tax considerations”).

To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.

When the insured person reaches 100

At and after the policy anniversary nearest the insured person’s 100th birthday, the following will occur:

  Any Supplemental Face Amount will be limited (see “Base Face Amount vs. Supplemental Face Amount”).
  We will stop deducting any monthly deductions.
  We will stop accepting any premium payments.

Requesting an increase in coverage

After the first policy year, you may make a written request for an unscheduled increase in the Supplemental Face Amount. We must receive your written request within two months of your next policy anniversary. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person qualifies for the same risk classification that applied to them at issue. Generally, any increase will be effective on the next policy anniversary following the date we approve the request.

Requesting a decrease in coverage

After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:

  the remaining Total Face Amount will be at least $100,000, the remaining Base Face Amount will be at least $50,000, and the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.

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Change of death benefit option

The death benefit option may be changed from Option 2 to Option 1 after the first policy year. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Total Face Amount to decrease below $100,000.

A change in the death benefit option from Option 2 to Option 1 will result in a change in the policy’s Total Face Amount, in order to avoid any change in the amount of the death benefit. The new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.

If you change the death benefit option, the Federal tax law test (“guideline premium test” or “cash value accumulation test”) that you elected at issue will continue to apply. Please read “The minimum death benefit” for more information about these Federal tax laws tests.

Tax consequences of coverage changes

A change in the death benefit option or Total Face Amount will often change the policy’s limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. Alternatively, you can select to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. If no alternative payment option is chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see “Lapse and reinstatement”).

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Minimum initial premium

The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person’s attained age 100 , subject to the limitations on premium amount described below.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under “Tax considerations.”

Large premium payments may expose us to unanticipated investment risk, and we will generally refuse to accept premiums in excess of the Maximum Annual Premium limit set forth in the Policy Specifications. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments that are not in excess of the Maximum Annual Premium limit.nbsp; This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept or limit an amount of premium if the amount of the premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

We will notify you in writing of our refusal to accept premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.

Processing premium payments

No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate then being earned on amounts allocated to the Money Market B investment account. All premiums received on or after the Issue Date, but prior to the Allocation Date, will be held in the Money Market B investment account. The “Allocation Date” of the policy is the 10th day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the Net Premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner’s instructions. The “Net Premium” is the premium paid less the premium charge we deduct from it.

Any Net Premium received on or after the Allocation Date will be allocated among investment accounts or the fixed account as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see “Procedures for issuance of a policy” for the definition of “Contract Completion Date”).

Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock USA Service Office at the appropriate address shown on the back cover of this prospectus. We will also accept premiums by wire or by exchange from another insurance company.

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Lapse and reinstatement

Lapse

A policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax considerations.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two policy months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.

Death during grace period

If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

You can reinstate a policy that has gone into default and terminated at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

(a)	The insured person’s risk classification is standard or preferred, and
(b)	The insured person’s attained age is less than 46.

By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:

(a)	You must provide to us evidence of the insured person’s insurability that is satisfactory to us; and
(b)	You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force to the next scheduled date for payment of the Planned Premium.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

Generally, the suicide exclusion and incontestability provisions will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.

The policy value

From each premium payment you make, we deduct the applicable premium charges described under “Deduction from premium payments.” We invest the rest (known as the “Net Premium”) in the accounts (fixed or investment) you’ve elected. Special investment rules apply to premiums processed prior to the Allocation Date (see “Processing premium payments”).

Over time, the amount you’ve invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios’ dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Description of charges at the policy level.”

We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business

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day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed account will earn interest at the rates we declare from time to time. For the fixed account, we guarantee that this rate will be at least 3%. If you want to know what the current declared rate is for the fixed account, just call or write to us. The asset-based risk charge only applies to that portion of the policy value held in the investment accounts. The charge determined does not apply to the fixed account. Otherwise, the policy level charges applicable to the fixed account are the same as those applicable to the investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Allocation of future premium payments

At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing policy value

You may also transfer your existing policy value from one account (fixed or investment) to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any account in any policy year is $1,000,000.

The policies are not designed for professional market timing organizations or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among investment accounts and between the investment accounts and any available fixed account. As a consequence, we have reserved the right to impose certain restrictions on transfers as described in the “Market timing and disruptive trading risks” section of this prospectus. We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:

  within 18 months after the policy’s Issue Date, or
  within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.

Subject to the restrictions set forth below, you may transfer existing policy value into or out of investment accounts. Transfers out of a fixed account are subject to additional limitations noted below.

Limitations on transfers to or from an investment account . Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment account even if the two transfer per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market B investment account. If such a transfer to the Money Market B investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market B investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment

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account if they are transferred into the Money Market B investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment account may not be transferred out of the Money Market B investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy holders subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Limitations on transfers out of the fixed account . Transfers out of the fixed account in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the fixed account maximum transfer percentage of 25% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer, that involves a transfer out of the fixed account may not involve a transfer to the Money Market B investment account.

We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.

Dollar cost averaging . We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one investment account into any other investment account(s) or the fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Asset allocation balancer transfers . Under the asset allocation balancer program you will designate an allocation of policy value among investment accounts. We will move amounts among the investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Surrender and withdrawals

Surrender

You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt. This is called your “net cash surrender value.” You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).

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Withdrawals

After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. There is a withdrawal fee for each withdrawal of the lesser of 2% of the withdrawal amount or $25. We will automatically reduce the policy value of your policy by the amount of the withdrawal fee. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your net cash surrender value to fall below 3 months’ worth of monthly deductions (see “Deductions from policy value”). We also reserve the right to refuse any withdrawal that would cause the policy’s Total Face Amount to fall below $100,000 or the Base Face Amount to fall below $50,000.

Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see “The death benefit”). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. We may approve reductions in the Base Face Amount prior to eliminating the Supplemental Face Amount. You should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face Amount (see “Base Face Amount vs. Supplemental Face Amount”). If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the withdrawal.

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. The amount available for loan will not be less than 75% of the net cash surrender value. The maximum amount you can borrow is the amount determined as set out below.

  We first determine the net cash surrender value of your policy.
  We then subtract an amount equal to 12 times the monthly deductions then being deducted from policy value.
  We then multiply the resulting amount by 0.75% in policy years 1 through 10 and 0% thereafter (although we reserve the right to increase the percentage after the tenth policy year to as much as .25%).
  We then subtract the third item above from the second item above.

The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 3.75% in the first 10 policy years and 3.00% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock USA representative for details. We process policy loans as of the business day on or next following the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as set out below.

  The same proportionate part of the loan as was borrowed from the fixed account will be repaid to that fixed account.
  The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

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Effects of policy loans

The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the accounts and placed in a special loan account. The accounts and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Also, whenever the outstanding loan equals or exceeds your policy value after the insured person reaches age 100, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deduction from premium payments

  Premium charge - A charge to help defray our sales costs and related taxes. The current charge is 1.5% of each premium paid, although we reserve the right to increase the percentage to as high as 7%.

Deductions from policy value

  Administrative charge - A monthly charge to help cover our administrative costs. This is a flat dollar charge of up to $12.
  Face Amount charge - A monthly charge for the first ten policy years to primarily help cover sales costs. To determine the charge we multiply the amount of Base Face Amount at issue by a rate which varies by duration (Policy Year) and by the insured person’s sex and issue age.
  Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. The current rates will never be more than the maximum rates shown in the policy. The cost of insurance we use will depend on age of the insured person at issue, the insurance risk characteristics and (usually) gender of the insured person, the and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person‘s age increases. (The insured person’s “age” on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

  (a) is the death benefit as of the first day of the Policy Month, divided by 1.0024663; and

  (b) is the policy value as of the first day of the Policy Month after the deduction of all other monthly deductions.

Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.

If the minimum death benefit is greater than the Total Face Amount, the cost of insurance charge will reflect the amount of that additional benefit.

For death benefit Option 2, the net amount at risk is equal to the Total Face Amount of insurance divided by 1.0024663.

  Asset-based risk charge - A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to the current fixed account.
  Supplementary benefits charges - Monthly charges for any supplementary insurance benefits added to the policy by means of a rider.
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  Withdrawal fee - A fee for each withdrawal of policy value to compensate us for the administrative expenses of processing the withdrawal. The fee is the lesser of 2% of the withdrawal amount or $25. This fee is not currently imposed, but we reserve the right to do so.

Additional information about how certain policy charges work

Sales expenses and related charges

The premium charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.

Method of deduction

We deduct the monthly deductions described in the Fee Tables section from your policy’s accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for a portion of the premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment accounts. However, we expect that no such charge will be necessary.

We also reserve the right to increase the premium charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Premium taxes vary by jurisdiction and are subject to change. Currently, premium tax levels range from 0% to 3.5%.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the portfolio level

The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

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Other policy benefits, rights and limitations

Optional supplementary benefit riders you can add

When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.

  Enhanced Cash Value Rider - This rider provides for payment of an additional benefit to the policy owner upon surrender of the policy in the first seven policy years. The Enhanced Cash Value Rider benefit is calculated as a percentage of the lesser of (i) cumulative premiums paid to date or (ii) the “Limiting Premium” shown in the Policy Specifications page of your policy, minus any withdrawals and policy debt. The percentage starts at 11% and reduces to 0% in the eighth policy year. The cumulative premiums for any policy year are equal to the lesser of the actual premium paid in that policy year and the Limiting Premium. The Enhanced Cash Value Rider is only available if: (i) notice of surrender is received at our Service Office prior to the death of the insured person, (ii) such surrender is not the result of an exchange under section 1035 of the Internal Revenue Code, and (iii) the rider has not terminated pursuant to its terms. This rider does not increase the available loan value of the policy.
  Change of Life Insured Rider - This rider is only available to certain owners purchasing the policy in connection with the financing of employee benefit plan obligations. If you elect this rider, you may change the life insured on or after the second policy anniversary. You must have an insurable interest in the new life insured, and the new life insured must consent in writing to the change. We will require evidence which satisfies us of the new life insured’s insurability, and the premiums and charges after the change date will reflect the new life insured’s age, sex, risk classification and any additional rating which applies. Supplementary benefit riders on the old life insured will be canceled as of the change date. Supplementary benefits riders may be added on the new life insured as of the change date, subject to our normal requirements and restrictions for such benefits. The incontestability and suicide provisions of the policy will apply to the entire Face Amount beginning anew as of the change date.
  Overloan Protection Rider - This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the number of years the policy has been in force, the attained age of the life insured, the death benefit option elected and the tax status of the policy.

When the Overloan Protection benefit in this rider is invoked, all values in the investment accounts are immediately transferred to the fixed account and will continue to grow at the current fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at the policy‘s specified loan interest rate, and the policy’s loan account will continue to be credited with the policy’s loan interest credited rate. Any supplementary benefit rider requiring a monthly deduction will automatically be terminated.

When the Overloan Protection Rider causes the policy to be converted into a fixed policy, there is risk that the Internal Revenue Service could assert that the policy has been effectively terminated and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. You should consult a tax adviser as to the risks associated with the Overloan Protection Rider.

Variations in policy terms

Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, terms and conditions of your insurance coverage may vary depending on where you purchase a policy. We disclose all material variations in this prospectus.

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the

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type of variations discussed under “Reduced charges for eligible classes.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Face Amount at issue of $100,000 and a minimum Base Face Amount at issue of $50,000. At the time of issue, the insured person must have an attained age of no more than 90. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”

Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied:

  The policy is delivered to and received by the applicant.
  The Minimum Initial Premium is received by us.
  The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.

The date all of the above conditions are satisfied is referred to in this prospectus as the “Contract Completion Date.” If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the Policy Date.

Backdating

Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.

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Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include the following:

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws.
  Combining or removing fixed accounts or investment accounts.
  Changes in the form of organization of any separate account.

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. These options include those listed below:

  Determine when and how much you invest in the various accounts.
  Borrow or withdraw amounts you have in the accounts.
  Change the beneficiary who will receive the death benefit.
  Change the amount of insurance.
  Turn in (i.e., “surrender”) the policy for the full amount of its net cash surrender value.
  Choose the form in which we will pay out the death benefit or other proceeds.

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within ten days after you receive it (the period may be longer in some states). This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:

  John Hancock USA at either of the addresses shown on the back cover of this prospectus, or the John Hancock USA representative who delivered the policy to you.

The date of cancellation will be the date of such mailing or delivery. In most states, you will receive a refund of any premiums you’ve paid. In some states, the refund will be your policy value on the date of cancellation.

Reports that you will receive

At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in the fixed account and in each investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.

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Semi-annually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within seven days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified by the laws of the state in which your policy was issued.

Delay for check clearance

We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from an investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

State laws allow us to defer payment of any portion of the net cash surrender value derived from the fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock USA Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. Those requests include the following.

  loans
  surrenders or withdrawals
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  change of death benefit option
  increase or decrease in Face Amount
  change of beneficiary
  election of payment option for policy proceeds
  tax withholding elections
  election of telephone/internet transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company’s secured website, if a special form is completed (see “Telephone, facsimile and internet transactions” below).

  transfers of policy value among accounts
  change of allocation among accounts for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We do not consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock USA representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone, facsimile and internet transactions

If you complete a special authorization form, you can request transfers among accounts and changes of allocation among accounts simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-1571 or through the Company’s secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the accounts involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.

If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options . To discourage disruptive trading, we have imposed certain transfer restrictions (see “Transfers of existing policy value”). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance

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products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 35% of target premium, and 6% of premium in excess of target, paid in the first policy year, 6% of target and excess premium paid in years 2-5, and 4.75% of target and excess premium paid in years 6-10. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for

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providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.

Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be

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treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Separate Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

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In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material

35

change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Life insurance owned by citizens or residents living abroad

If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy.

Financial statements reference

The financial statements of John Hancock USA and the Separate Account can be found in the Statement of Additional Information. The financial statements of John Hancock USA should be distinguished from the financial statements of the

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Separate Account and should be considered only as bearing upon the ability of John Hancock USA to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2013, and for each of the two years in the period ended December 31, 2013, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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In addition to this prospectus, John Hancock USA has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Service Office. You should also contact the John Hancock USA Service Office to request any other information about your policy or to make any inquiries about its operation.

JOHN HANCOCK USA SERVICE OFFICE
Principal Office & Express Delivery	Mail Delivery
Specialty Products & Distribution 197 Clarendon Street, C-6-10 Boston, MA 02116-5010	1 John Hancock Way, Suite 1350 Boston, MA 02217-1099
Phone:	Fax:
1-800-521-1234	1-617-572-1571

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-5130  —  1933 Act File No. 333-126668

Statement of Additional Information
dated April 30, 2014

for interests in

John Hancock Life Insurance Company (U.S.A.) Separate Account N
(Name of Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
(“John Hancock USA”)
(Name of Depositor)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock USA representative or by contacting the John Hancock USA Service Office by mail or telephone at the address or telephone number listed on the back page of the prospectus.

Contents of this SAI	Page No.
Description of the Depositor	2
Description of the Registrant	2
Services	2
Independent registered public accounting firm	2
Legal and Regulatory Matters	2
Principal Underwriter/Distributor	2
Additional Information About Charges	3
Reduction in Charges	4
Financial Statements of Registrant and Depositor	F-1

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor.” John Hancock USA (“Depositor”) is a stock life insurance company organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The Depositor is a licensed life insurance company in the District of Columbia and all states of the United States except New York. Until 2004, the Depositor was known as The Manufacturers Life Insurance Company (U.S.A.).

The Depositor’s ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Registrant” or “Separate Account”), is a separate account established by the Depositor under Michigan law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Separate Account. The Separate Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Separate Account or of the Depositor.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by the Depositor and of registered separate accounts organized by the Depositor may be provided by other affiliates. Neither the Depositor nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts, 02111.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2013 and 2012, and for each of the three years in the period ended December 31, 2013, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2013, and for each of the two years in the period ended December 31, 2013, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Separate Account or the principal underwriter is a party or to which the assets of the Separate Account are subject that are likely to have a material adverse effect on the Separate Account or the ability of the principal underwriter to perform its contract with the Separate Account or of the Depositor to meet its obligations under the policies.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with the Depositor, is the principal distributor and underwriter of the securities offered through the prospectus. JH Distributors acts as the principal distributor of a number of other life insurance and annuity products we and our affiliates offer or maintain. JH

Distributors also acts as the principal underwriter of John Hancock Variable Insurance Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other life insurance and annuity products we offer or maintain.

JH Distributors’ principal address is 601 Congress Street, Boston, MA 02210, and it also maintains offices with us at 197 Clarendon Street, Boston, MA 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2013, 2012, and 2011 was $119,574,297, $156,801,522 and $158,741,294, respectively. JH Distributors did not retain any of these amounts during such periods.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.
  Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.
  Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to our satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction in Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. We reserve the right to reduce any of the policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which we believe to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. We may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

333-100567
333-126668
333-152409

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)

For the Years Ended December 31, 2013, 2012 and 2011

With Report of Independent Auditors

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Report of Independent Auditors

The Board of Directors

John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated financial statements of John Hancock Life Insurance Company (U.S.A.), which comprise the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), changes in shareholder’s equity and cash flows for each of the three years in the period ended December 31, 2013, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2013 and 2012, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2013, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 27, 2014

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS

	December 31,
	2013	2012

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$55,988; 2012—$58,066)	$57,998	$64,996
Held-for-trading—at fair value (cost: 2013—$1,217; 2012—$1,351)	1,216	1,441
Equity securities:
Available-for-sale—at fair value (cost: 2013—$131; 2012—$294)	191	386
Held-for-trading—at fair value (cost: 2013—$271; 2012—$243)	284	252
Mortgage loans on real estate	13,412	13,192
Investment real estate, agriculture, and timber	6,146	5,316
Policy loans	5,405	5,264
Short-term investments	2,892	2,145
Other invested assets	5,488	4,855

Total Investments	93,032	97,847
Cash and cash equivalents	2,541	3,446
Accrued investment income	988	1,039
Goodwill	957	953
Value of business acquired	1,183	1,196
Deferred policy acquisition costs and deferred sales inducements	7,777	5,913
Amounts due from and held for affiliates	4,333	3,805
Other intangible assets	1,234	1,250
Reinsurance recoverable	13,265	12,812
Derivative assets	7,720	11,853
Current income tax receivable	517	135
Amounts on deposit with reinsurers	6,249	6,763
Other assets	2,475	2,736
Separate account assets	154,258	140,626

Total Assets	$296,529	$290,374

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED BALANCE SHEETS – (CONTINUED)

	December 31,
	2013	2012

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$83,294	$83,330
Policyholders’ funds	14,894	15,723
Unearned revenue	1,652	1,466
Unpaid claims and claim expense reserves	867	1,269
Policyholder dividends payable	490	497
Amounts due to affiliates	2,984	2,490
Short-term debt	49	14
Long-term debt	472	520
Consumer notes	666	716
Current income tax payable	29	-
Deferred income tax liability	2,958	4,218
Coinsurance funds withheld	5,896	6,275
Payables for collateral on derivatives	790	2,126
Derivative liabilities	8,124	8,439
Other liabilities	2,751	4,005
Separate account liabilities	154,258	140,626

Total Liabilities	280,174	271,714

Shareholder’s Equity
Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares issued and outstanding at December 31, 2013 and 2012)	-	-
Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,939 shares issued and outstanding at December 31, 2013 and 2012)	5	5
Additional paid-in capital	12,792	12,790
Retained earnings	1,444	247
Accumulated other comprehensive income	1,935	5,405

Total Company Shareholder’s Equity	16,176	18,447
Noncontrolling interests	179	213

Total Shareholder’s Equity	16,355	18,660

Total Liabilities and Shareholder’s Equity	$296,529	$290,374

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$2,297	$2,799	$2,996
Fee income	4,836	4,724	5,717
Net investment income	5,042	4,559	4,989
Net realized investment and other gains (losses):
Total other-than-temporary impairment losses	(87)	(125)	(93)
Portion of loss recognized in other comprehensive income	6	26	21

Net impairment losses recognized in earnings	(81)	(99)	(72)
Other net realized investment and other gains (losses)	(4,197)	(2,069)	3,207

Total net realized investment and other gains (losses)	(4,278)	(2,168)	3,135
Other revenue	263	143	124

Total revenues	8,160	10,057	16,961

Benefits and expenses
Benefits to policyholders	5,254	6,401	7,639
Policyholder dividends	620	663	811
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(298)	1,385	2,841
Goodwill impairment	-	-	500
Other operating costs and expenses	258	2,374	6,313

Total benefits and expenses	5,834	10,823	18,104

Income (loss) before income taxes	2,326	(766)	(1,143)

Income tax expense (benefit)	821	(633)	(332)

Net income (loss)	1,505	(133)	(811)

Less: net income (loss) attributable to noncontrolling interests	8	26	44

Net income (loss) attributable to the Company	$1,497	$(159)	$(855)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Net income (loss)	$1,505	$(133)	$(811)

Other comprehensive income (loss), net of tax
Change in unrealized investment gains (losses):
Unrealized investment gains (losses) arising during the period	(2,068)	1,544	1,937
Reclassification adjustment for (gains) losses realized in net income	(123)	(686)	(692)
Change in foreign currency translation adjustment	(11)	(50)	13
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Unrealized gains (losses) on the effective portion of the change in fair value of cash flow hedges	(944)	648	1,777
Reclassification of net cash flow hedge (gains) losses to net income	(324)	(209)	(59)

Total other comprehensive income (loss), net of tax	(3,470)	1,247	2,976

Total comprehensive income (loss)	$(1,965)	$1,114	$2,165

Income taxes included in other comprehensive income (loss)
Change in unrealized investment gains (losses):
Income tax expense (benefit) from unrealized investment gains arising during the period	(1,113)	831	1,044
Income tax (expense) benefit related to reclassification adjustment for gains realized in net income (loss)	(66)	(369)	(373)
Change in unrealized gains (losses) on derivative instruments designated as cash flow hedges:
Income tax expense (benefit) from unrealized gains on the effective portion of the change in fair value cash flow hedges	(509)	349	957
Income tax (expense) benefit related to reclassification of net cash flow hedge gains to net income (loss)	(175)	(113)	(32)

Total income tax expense (benefit) in other comprehensive income (loss)	$(1,863)	$698	$1,596

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY

	Preferred and Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Noncontrolling Interests	Total Shareholders’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)							(in thousands)
Balance at January 1, 2011	$5	$12,776	$1,261	$1,182	$15,224	$245	$15,469	4,829
Net income (loss)	-	-	(855)		(855)	44	(811)
Other comprehensive income (loss), net of tax	-	-	-	2,976	2,976	-	2,976
Share -based payments	-	13	-	-	13	-	13
Contributions from noncontrolling interests	-	-	-	-	-	64	64
Distributions to non-controlling interests	-	-	-	-	-	(94)	(94)

Balance at December 31, 2011	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER’S EQUITY – (CONTINUED)

	Preferred and Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity attributable to the Company	Noncontrolling Interests	Total Shareholders’s Equity	Outstanding Shares
	(in millions, except for outstanding shares)							(in thousands)

Balance at January 1, 2012	$5	$12,789	$406	$4,158	$17,358	$259	$17,617	4,829
Net income (loss)			(159)		(159)	26	(133)
Other comprehensive income (loss), net of tax				1,247	1,247		1,247
Share-based payments		3			3		3
Acquisition on noncontrolling interests		(2)			(2)		(2)
Contributions from noncontrolling interests					-	42	42
Distributions to non-controlling interests					-	(114)	(114)

Balance at December 31, 2012	$5	$12,790	$247	$5,405	$18,447	$213	$18,660	4,829

Net income (loss)			1,497		1,497	8	1,505
Other comprehensive income (loss), net of tax				(3,470)	(3,470)		(3,470)
Share-based payments		2			2		2
Contributions from noncontrolling interests						36	36
Distributions to non-controlling interests						(78)	(78)
Dividend paid to Parent			(300)		(300)		(300)

Balance at December 31, 2013	$5	$12,792	$1,444	$1,935	$16,176	$179	$16,355	4,829

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years ended December 31,
	2013	2012	2011

	(in millions)
Cash flows from operating activities:
Net income (loss)	$1,505	$(133)	$(811)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Amortization of premiums and accretion of discounts associated with investments, net	(6)	(5)	27
Net realized investments and other (gains) losses	4,278	2,168	(3,135)
Change in expected internal rate of return on leveraged leases	(75)	247	-
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(298)	1,385	2,841
Capitalization of deferred policy acquisition costs and deferred sales inducements	(655)	(719)	(766)
Goodwill impairment	-	-	500
Depreciation and amortization	169	152	140
Net cash flows from trading securities	107	32	265
(Increase) decrease in accrued investment income	51	27	(91)
(Increase) decrease in other assets and other liabilities, net	(3,378)	(752)	522
Increase (decrease) in policyholder liabilities and accruals, net	(3,193)	(1,279)	3,980
Interest credited to policyholder liabilities	1,046	1,180	1,156
Increase (decrease) in deferred income taxes	606	(378)	(100)

Net cash provided by (used in) operating activities	157	1,925	4,528

Cash flows from investing activities:
Sales of:
Fixed maturities	22,956	21,625	27,779
Equity securities	466	232	114
Mortgage loans on real estate	998	1,347	1,367
Investment real estate, agriculture, and timber	75	42	43
Other invested assets	234	533	131
Maturities, prepayments, and scheduled redemptions of:
Fixed maturities	1,661	1,369	2,316
Mortgage loans on real estate	353	338	367
Other invested assets	318	238	267
Purchases of:
Fixed maturities	(22,930)	(22,647)	(31,201)
Equity securities	(182)	(139)	(96)
Investment real estate, agriculture, and timber	(1,015)	(1,134)	(814)
Other invested assets	(1,024)	(1,082)	(943)
Mortgage loans on real estate issued	(1,654)	(1,821)	(2,443)
Net (purchases) redemptions of short-term investments	(747)	(544)	(150)
Net (additions) disposals of property, plant and equipment	(49)	-	-
Purchase of business, net of cash acquired	(7)	-	-
Other, net	(283)	(27)	111

Net cash provided by (used in) investing activities	(830)	(1,670)	(3,152)

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

CONSOLIDATED STATEMENTS OF CASH FLOWS – (CONTINUED)

	Years ended December 31,
	2013	2012	2011

	(in millions)
Cash flows from financing activities:
Dividends paid to Parent	(300)	-	-
Increase (decrease) in amounts due to affiliates	131	(37)	63
Increase (decrease) in repurchase agreements	(437)	-	-
Universal life and investment-type contract deposits	3,265	3,090	3,573
Universal life and investment-type contract maturities and withdrawals	(2,876)	(3,083)	(4,168)
Net transfers from (to) separate accounts related to universal life and investment-type contracts	348	512	156
Repayments of consumer notes, net	(50)	(103)	(147)
Issuance of short-term debt	2	2	6
Repayments of short-term debt	-	-	(2)
Issuance of long-term debt	-	1	1
Repayments of long-term debt	(12)	(106)	(213)
Contributions from noncontrolling interests	36	42	64
Distributions to noncontrolling interests	(78)	(114)	(94)
Unearned revenue on financial reinsurance	(260)	(254)	(82)
Net reinsurance recoverable	(1)	1	(1)

Net cash provided by (used in) financing activities	(232)	(49)	(844)

Net increase (decrease) in cash and cash equivalents	(905)	206	532
Cash and cash equivalents at beginning of year	3,446	3,240	2,708

Cash and cash equivalents at end of year	$2,541	$3,446	$3,240

Non-cash financing activities during the year:
Transfer of assets for fixed deferred annuity reinsurance transactions	$-	$(6,768)	$-

The accompanying notes are an integral part of these consolidated financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Financial Corporation (“JHFC”), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

JHUSA conducts its business activities through its insurance, investment and other subsidiaries (collectively, “the Company”) and provides a wide range of financial protection and wealth management products and services to both individual and institutional customers located primarily in the United States. Through its insurance operations, the Company offers a variety of individual life insurance and individual and group long-term care insurance that are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. The Company also offers mutual fund products and services which include a variety of retirement products to retirement plans. The Company distributes products through multiple distribution channels, including insurance agents and affiliated brokers, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. In 2013, the Company discontinued sales of its structured settlements and single premium immediate annuity products. In 2012, the Company suspended new sales of its individual fixed and variable annuity products. In 2011, the Company suspended new sales of its group long-term care insurance product. The Company is licensed to sell insurance in 50 states, and the District of Columbia and U.S. territories.

The Company manages individual and group fixed and variable annuity, and individual life insurance contracts (collectively, the contracts) for both individual and institutional customers. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invests in shares of one of the various portfolios of the John Hancock Variable Insurance Trust (“JHVIT”), a no-load, open-end investment management company organized as a Massachusetts business trust, or in open-end investment management companies offered and managed by unaffiliated third parties.

Effective January 1, 2014, the John Hancock Funds Board of Trustees approved John Hancock Advisers, LLC (“JHA”) as the investment adviser to John Hancock Funds II (“JHF II”) and John Hancock Funds III (“JHF III”) replacing John Hancock Investment Management Services, LLC (“JHIMS”). JHF II funds are offered to retail investors, other affiliated John Hancock Funds and separate accounts of JHUSA and JHNY as investment options for 401(k) plans sold by Retirement Plan Services. JHF III funds are offered to retail investors and other affiliated John Hancock Funds. This change transferred approximately $86 billion of assets from JHIMS to JHA. JHIMS will continue as the investment adviser for the John Hancock Variable Insurance Trust funds.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from these estimates.

The accompanying consolidated financial statements include the accounts of the Company, including its majority-owned and controlled subsidiaries and variable interest entities (“VIEs”) in which the Company is the primary beneficiary or has control over the VIE. For further discussion regarding VIEs, see the Relationships with Variable Interest Entities Note. All significant intercompany transactions and balances have been eliminated.

Reclassifications. The Company reclassified its fixed deferred annuity liabilities balance of $8,935 million at December 31, 2012 to policyholder funds on the Consolidated Balance Sheets to conform to the current year presentation. Certain other amounts have also been reclassified to conform to the current year presentation.

Investments. The Company determines the classification of its financial assets at initial recognition. Fixed maturity and equity securities are recognized initially at fair value plus, in the case of investments not held for trading, directly attributable transaction costs. The Company classifies its fixed maturity and equity securities, other than leveraged leases, as either available-for-sale or held-for-trading and records these securities at fair value. The change in fair value related to available-for-sale securities is reflected in accumulated other comprehensive income (“AOCI”), net of policyholder related amounts

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

and deferred income taxes. The change in fair value related to held-for-trading securities is reflected in net realized investment and other gains (losses).

Interest income on fixed maturity securities, other than mortgage-backed securities, is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts is on an effective yield basis and is included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the fixed maturity security.

The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities primarily include common stock. Dividends are recorded as income on the ex-dividend date. The Company recognizes an impairment loss only when management does not expect to recover the cost of the equity security. In determining whether an equity security is impaired, the Company considers its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value. Equity securities that do not have readily determinable fair values are included in other invested assets.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears or when loans are considered impaired, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. Interest received on other mortgage loans that are in non-accrual status is recorded as interest income on a cash basis. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, agriculture, and timber, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate, agriculture, and timber is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Other invested assets primarily represent investments in which the Company does not have a controlling financial interest, but has significant influence, and are recorded using the equity method of accounting. The Company records its share of earnings using the most recent financial information available, which is generally on a three month lag. Depending on the timing of receipt of the audited financial statements of these other invested assets, the investee level financial data may be up to one year in arrears.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to interest rate, foreign currency, credit, equity price movements, and other market risks arising from on-balance sheet financial instruments, certain insurance contract liabilities, and selected anticipated transactions. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities. Derivatives embedded in other instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value.

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other gains (losses).

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of consistently applied techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other gains (losses).

For derivatives that are designated as hedging instruments, changes in fair value are recognized according to the nature of the risks being hedged, as discussed below.

Fair Value Hedges. In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other gains (losses), along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other gains (losses), any ineffectiveness will remain in net realized investment and other gains (losses). When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to net investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash Flow Hedges. In a cash flow hedge relationship, the effective portion of the changes in the fair value of the hedging instrument is recorded in AOCI, while the ineffective portion is recognized in net realized investment and other gains (losses). Unrealized gains and losses recorded in AOCI are recognized in income during the same periods as the variability in the cash flows hedged or the hedged forecasted transactions are recognized.

Unrealized gains and losses on cash flow hedges recorded in AOCI are reclassified immediately to income when the hedged item is sold or the forecasted transaction is no longer expected to occur. When a hedge is discontinued, but the hedged forecasted transaction remains highly probable to occur, the amounts in AOCI are reclassified to net realized investment and other gains (losses) in the periods during which variability in the cash flows hedged or the hedged forecasted transaction is recognized in income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill, Value of Business Acquired, and Other Intangible Assets. Goodwill represents primarily the excess of the cost over the fair value of identifiable net assets acquired by MFC, on April 28, 2004. The allocation of purchase consideration resulted in the recognition of goodwill, value of business acquired (“VOBA”), and other intangible assets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

VOBA is the present value of estimated future profits of insurance policies in-force related to businesses acquired by MFC. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Other intangible assets include brand name, investment management contracts (fair value of the investment management relationships between the Company and the mutual funds managed by the Company), distribution networks, and other investment management contracts (institutional investment management contracts managed by the Company’s investment management subsidiaries). Brand name and investment management contracts are not subject to amortization. Distribution networks and other investment management contracts are amortized over their respective estimated lives in other operating costs and expenses.

The Company tests goodwill and intangible assets not subject to amortization for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred. Amortizing intangible assets are reviewed for impairment only upon the occurrence of certain triggering events. An impairment is recorded whenever a reporting unit’s goodwill or intangible asset’s fair value is deemed to be less than its carrying value. A reporting unit is defined as an operating segment or one level below an operating segment. For discussions regarding goodwill impairments recorded during the years ended December 31, 2013, 2012 and 2011, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Deferred Policy Acquisition Costs, Deferred Sales Inducements, and Unearned Revenue. DAC are costs that are directly related to the successful acquisition or renewal of insurance contracts. Such costs include: (1) incremental direct costs of contract acquisition, such as commissions; (2) the portion of an employee’s total compensation and benefits directly related to underwriting, policy issuance and processing, medical inspection, and contract selling of new and renewal insurance contracts with respect to actual policies acquired or renewed; (3) other costs directly related to acquisition or renewal activities that would not have been incurred had a policy not been acquired or renewed; and (4) in limited circumstances, the costs of direct response advertising whose primary purpose is to elicit sales to customers who could be shown to have responded specifically to the advertising and that results in contract acquisition. All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of estimated gross profits arising principally from surrender charges, investment results, including realized investment and other gains (losses), and mortality and expense margins. In situations where using gross profits is not the best basis for amortizing DAC, the Company amortizes DAC and unearned revenue based on the amount of insurance in force. DAC amortization includes retrospective adjustments when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on available for sale investments as if these gains (losses) had been realized, with corresponding credits or charges included in AOCI.

DAC and unearned revenue related to non-participating traditional life insurance and DAC related to long-term care insurance are amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing future policy benefits.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual life insurance and individual and group annuity products. The Company’s deferred sales inducements (“DSI”) are amortized over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks, and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

When a reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, the Company accounts for the agreement as financial reinsurance and uses deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company. For the years ended December 31, 2013, 2012 and 2011 there were no gains or losses on transfers of assets from the general account to the separate account.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 32% and 33% of the Company’s traditional life net insurance in-force at December 31, 2013 and 2012, respectively, and 77%, 78%, and 76% of the Company’s traditional life net insurance premiums for the years ended December 31, 2013, 2012 and 2011, respectively.

Future policy benefits for long-term care insurance policies are based on the net level premium method. Assumptions established at policy issue as to mortality, morbidity, persistency, and interest and expenses, which include a margin for adverse deviation, are based on estimates developed by management.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue or acquisition date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

For universal life insurance products, the basic policy reserve is account value. An additional liability is established for product features which result in a pattern of profits followed by losses. The benefits covered by this liability include benefits paid under no-lapse guarantee features as well as certain other death benefits. The additional liability is calculated by multiplying the benefit ratio by the assessments recorded from contract inception accumulated with interest and subtracting the excess benefits paid from contract inception accumulated with interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the retrospective adjustment of DAC, VOBA, and unearned revenue. The assumptions used in estimating the additional liability are consistent with those used for amortizing DAC. The no-lapse guarantee benefits used in calculating the liability are based on the average benefits payable over a range of scenarios.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Policyholders’ funds are generally equal to the total of the policyholder account values before surrender charges, additional reserves established to adjust for lower market interest rates as of the acquisition date, and additional reserves established on certain guarantees offered in certain investment-type products. Fixed annuity liabilities during the accumulation period are based on the accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Funding agreements are purchased from the Company by special purpose entities (“SPEs”), which in turn issue medium-term notes to global investors that are non-recourse to the Company. The SPEs are not consolidated in the Company’s consolidated financial statements. The Company is not currently issuing new funding agreements.

Liabilities for unpaid claims and claim expense reserves include estimates of payments to be made on reported individual and group life, long-term care, and group accident and health insurance claims and estimates of incurred but not reported claims based on historical claim development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed blocks are approved annually by JHUSA’s Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year as appropriate, as well as management’s judgment as to the proper level of statutory surplus to be retained by JHUSA. For policies included in the JHUSA closed block, expense experience is included in determining policyholder dividends. Expense experience is not included for policies included in the John Hancock Life Insurance Company (“JHLICO”) closed block. JHLICO was a predecessor company that was merged into JHUSA on December 31, 2009. For additional information on the closed blocks, see the Closed Blocks Note.

Revenue Recognition. Premiums from participating and non-participating traditional life insurance, annuity policies with life contingencies, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Premiums from long-term care insurance contracts are recognized as revenue when due.

Deposits related to universal life and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees, broker-dealer commissions and fees, and administration service fees. Such fees and commissions are recognized in the period in which the services are performed. Commissions related to security transactions and related expenses are recognized as income on the trade date. Contingent deferred selling charge commissions are recognized as income when received. Selling commissions paid to the selling broker-dealer for sales of mutual funds that do not have a front-end sales charge are deferred and amortized on a straight-line basis over periods ranging from one to six years. This is the approximate period of time expected to be benefited and during which fees earned pursuant to Rule 12b-1 distribution plans are received from the funds and contingent deferred sales charges are received from shareholders of the funds.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. Foreign subsidiaries and U.S. subsidiaries operating outside of the United States are taxed under applicable foreign statutory rates. In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax expense (benefit) is computed as if each entity filed separate federal income tax returns with tax benefits provided for operating losses and tax credits when utilized and settled by the consolidated group.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Intercompany settlements of income taxes are made through an increase or reduction in amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements.

Foreign Currency. Assets and liabilities of foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in AOCI. Gains or losses on foreign currency transactions are reflected in earnings.

Adoption of Recent Accounting Pronouncements

Offsetting Assets and Liabilities

In December 2011 and January 2013, the Financial Accounting Standards Board (“FASB”) issued updated guidance regarding the disclosure of recognized derivative instruments (including bifurcated embedded derivatives), repurchase agreements and securities borrowing/lending transactions that are offset in the statement of financial position or are subject to an enforceable master netting arrangement or similar arrangement (irrespective of whether they are offset in the balance sheet). This new guidance requires an entity to disclose information, on both a gross and net basis, about instruments and transactions within the scope of the guidance. The Company adopted the revised accounting standard effective January 1, 2013 via retrospective adoption, as required. The expanded disclosures required by this guidance are included in the Investments Note. The adoption of the guidance did not impact the Company’s financial position or results of operations.

Fed Funds as Benchmark Interest Rate

In July 2013, the FASB issued new guidance regarding derivatives. The new guidance permits a company to designate the Fed Funds Effective Swap Rate (also referred to as the “Overnight Index Swap Rate” or “OIS”) as the hedged risk (or benchmark interest rate) in both cash flow and fair value hedges. The new guidance also removed the requirement that similar hedges designate the same benchmark rate. The new guidance is effective prospectively for qualifying new or redesignated hedging relationships commencing on or after July 17, 2013. The adoption of the guidance did not impact the Company’s financial position or results of operations.

Comprehensive Income

In February 2013, the FASB issued updated guidance regarding the presentation of comprehensive income. Under the guidance, the Company is required to separately present information about significant items reclassified out of accumulated other comprehensive income by component as well as changes in accumulated other comprehensive income balances by component in either the financial statements or the notes to the financial statements. The guidance does not change the items that are reported in other comprehensive income, does not change when an item of other comprehensive income must be reclassified to net income, and does not amend any existing requirements for reporting net income or other comprehensive income. The Company’s adoption was prospective and the disclosures required by this guidance are included in the Shareholder’s Equity Note.

Income Taxes

In July 2013, the FASB issued updated guidance regarding the presentation of an unrecognized tax benefit when a net operating loss carryforward, similar tax losses, or a tax credit carryforward exist. This guidance requires liabilities for uncertain tax positions to be presented in the financial statements as a reduction to deferred assets to the extent that the deferred tax assets are available to reduce resulting taxes payable within the same jurisdiction. The guidance is generally effective for 2014. The Company retrospectively early adopted this new guidance for its 2013 reporting. The adoption of this guidance did not impact the Company’s financial position or results of operations.

Indefinite-Lived Intangible Asset Impairment Testing

In July 2012, the FASB issued updated guidance regarding testing indefinite-lived intangible assets for impairment. This guidance is intended to simplify how a company tests indefinite-lived intangible assets for impairment by giving companies the option to perform a qualitative assessment before calculating the fair value of the indefinite-lived intangible asset. Under the guidance, a company is not required to calculate the fair value of an indefinite-lived intangible asset unless the entity

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

determines that it is more likely than not that its fair value is less than its carrying amount. The provisions of this guidance became effective for annual and interim impairment tests performed after September 15, 2012. The adoption of this guidance did not impact the Company’s financial position or results of operations.

Future Adoption of Recent Accounting Pronouncements

Investment Companies

In June 2013, the FASB issued updated guidance clarifying the characteristics of an investment company and requiring new disclosures. The new guidance changes the way in which a company assesses whether it should be considered an investment company. Once deemed an investment company, the new guidelines require additional disclosures as well as changes to the reporting of interests in other investment companies. The provisions of the new guidance are effective for annual and interim reporting periods in fiscal years beginning after December 15, 2013. Upon adoption, the new guidance is not expected to materially impact the Company’s financial position or results of operations.

Note 2 — Investments

Fixed Maturity and Equity Securities

The Company’s investments in available-for-sale fixed maturity and equity securities are summarized below:

	December 31, 2013
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturity and equity securities
Corporate debt securities	$37,233	$2,730	$(778)	$39,185	$(22)
Commercial mortgage-backed securities	791	19	(29)	781	(6)
Residential mortgage-backed securities	184	1	(18)	167	(5)
Collateralized debt obligations	61	-	(8)	53	-
Other asset-backed securities	974	60	(9)	1,025	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	9,168	119	(406)	8,881	-
Obligations of states and political subdivisions	4,388	295	(53)	4,630	-
Debt securities issued by foreign governments	1,466	128	(41)	1,553	-

Fixed maturity securities	54,265	3,352	(1,342)	56,275	(33)
Other fixed maturity securities (1)	1,723	-	-	1,723	-

Total fixed maturity securities available-for-sale	55,988	3,352	(1,342)	57,998	(33)

Equity securities available-for-sale	131	60	-	191	-

Total fixed maturity and equity securities available-for-sale	$56,119	$3,412	$(1,342)	$58,189	$(33)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	Other-Than- Temporary Impairments in AOCI

	(in millions)
Fixed maturity and equity securities
Corporate debt securities	$36,804	$5,160	$(271)	$41,693	$(38)
Commercial mortgage-backed securities	1,427	48	(81)	1,394	(17)
Residential mortgage-backed securities	301	1	(60)	242	(20)
Collateralized debt obligations	152	-	(46)	106	(33)
Other asset-backed securities	794	102	(2)	894	(1)
U.S. Treasury securities and obligations of U.S. government corporations and agencies	11,165	1,009	(79)	12,095	-
Obligations of states and political subdivisions	4,482	913	(1)	5,394	-
Debt securities issued by foreign governments	1,230	243	(6)	1,467	-

Fixed maturity securities	56,355	7,476	(546)	63,285	(109)
Other fixed maturity securities (1)	1,711	-	-	1,711	-

Total fixed maturity securities available-for-sale	58,066	7,476	(546)	64,996	(109)

Equity securities available-for-sale	294	97	(5)	386	-

Total fixed maturity and equity securities available-for-sale	$58,360	$7,573	$(551)	$65,382	$(109)

(1)	The Company classifies its leveraged leases as fixed maturity securities and calculates their carrying value by accruing income at their expected internal rate of return.

The amortized cost and fair value of available-for-sale fixed maturity securities at December 31, 2013, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturity securities
Due in one year or less	$1,301	$1,351
Due after one year through five years	9,903	10,380
Due after five years through ten years	8,644	8,959
Due after ten years	32,407	33,559

	52,255	54,249
Asset-backed and mortgage-backed securities	2,010	2,026

Total	$54,265	$56,275

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Fixed Maturity and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all fixed maturity securities where there is evidence of impairment or a significant unrealized loss at the balance sheet date. Generally, securities with market value less than 60 percent of amortized cost for six months or more indicate an impairment is present. Accordingly, securities in this category are normally deemed impaired unless there is clear evidence they should not be impaired. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Transaction and Portfolio Review Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturity security portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a fixed maturity security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the fixed maturity security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired fixed maturity security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired, and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For fixed maturity securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less than the security’s amortized cost, then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment and other gains (losses) on the Consolidated Statements of Operations, while the non-credit loss is charged to AOCI on the Consolidated Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the fixed maturity security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, investee financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions.

The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default. For mortgage-backed and asset-backed securities, cash flow estimates, including prepayment assumptions, are based on data from third-party data sources or internal estimates and are driven by assumptions regarding the underlying collateral, including default rates, recoveries, and changes in value.

Similarly, management evaluates all facts and circumstances and exercises professional judgment in determining whether an other-than-temporary impairment of equity securities exists. The MFC Transaction and Portfolio Review Committee reviews and approves the proposed impairments based on an analysis of the evidence, including the current market price, the length of time the security has been in an unrealized loss position, forecasted earnings per share, consensus price targets, projected P/E ratios, overall financial health of each issuer, liquidity or solvency issues, announced changes in ownership structure, changes to issuer debt ratings, changes to dividend payments, changes in products, markets or competition, and other industry specific or macroeconomic factors.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if an impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer; (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated; (3) the risk that fraudulent information could be provided to the Company’s investment professionals who determine the fair value estimates and other-than-temporary impairments; and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

The following table rolls forward the amount of credit losses recognized in earnings on available-for-sale fixed maturity securities for which a portion of the other-than-temporary impairment was also recognized in AOCI:

Credit losses on available-for-sale fixed maturity securities:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$371	$380	$399

Additions:
Credit losses for which an other-than-temporary impairment was not previously recognized	57	75	38
Credit losses for which an other-than-temporary impairment was previously recognized	10	12	13

Deletions:
Amounts related to sold, matured, or paid down available-for-sale fixed maturity securities	(149)	(96)	(70)

Balance, end of year	$289	$371	$380

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity and equity securities have been in a continuous unrealized loss position:

Unrealized Losses on Available-For-Sale Fixed Maturity and Equity Securities — By Investment Age

	December 31, 2013
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$8,479	$(467)	$2,316	$(311)	$10,795	$(778)
Commercial mortgage-backed securities	153	(1)	197	(28)	350	(29)
Residential mortgage-backed securities	4	-	144	(18)	148	(18)
Collateralized debt obligations	-	-	49	(8)	49	(8)
Other asset-backed securities	196	(9)	10	-	206	(9)
US Treasury securities and obligations of US government corps and agencies	5,470	(243)	709	(163)	6,179	(406)
Obligations of states and political subdivisions	844	(32)	93	(21)	937	(53)
Debt securities issued by foreign governments	229	(17)	112	(24)	341	(41)
Total fixed maturity securities available-for-sale	15,375	(769)	3,630	(573)	19,005	(1,342)
Equity securities available-for-sale	4	-	-	-	4	-
Total	$15,379	$(769)	$3,630	$(573)	$19,009	$(1,342)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2012
	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate debt securities	$2,008	$(85)	$1,404	$(186)	$3,412	$(271)
Commercial mortgage-backed securities	129	(1)	223	(80)	352	(81)
Residential mortgage-backed securities	1	-	214	(60)	215	(60)
Collateralized debt obligations	-	-	99	(46)	99	(46)
Other asset-backed securities	5	-	30	(2)	35	(2)
US Treasury securities and obligations of US government corps and agencies	3,847	(79)	-	-	3,847	(79)
Obligations of states and political subdivisions	116	(1)	-	-	116	(1)
Debt securities issued by foreign governments	7	-	86	(6)	93	(6)
Total fixed maturity securities available-for-sale	6,113	(166)	2,056	(380)	8,169	(546)
Equity securities available-for-sale	14	(3)	4	(2)	18	(5)
Total	$6,127	$(169)	$2,060	$(382)	$8,187	$(551)

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized losses on below investment grade available-for-sale fixed maturity securities decreased to $97 million at December 31, 2013 from $280 million at December 31, 2012.

At December 31, 2013 and 2012, there were 999 and 624 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $1,342 million and $546 million, respectively, of which the single largest unrealized loss was $90 million and $33 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2013 and 2012, there were 52 and 75 equity securities with an aggregate gross unrealized loss of $0 million and $5 million, respectively, of which the single largest unrealized loss was $0 million and $2 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

Available-for-sale securities with amortized cost of $150 million were non-income producing for the year ended December 31, 2013. Non-income producing assets represent investments that have not produced income for the 12 months preceding December 31, 2013.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held. There were no securities on loan and no collateral held as of December 31, 2013 and 2012. The Company maintains collateral at a level of at least 102% of the loaned securities’ market value and monitors the market value of the loaned securities on a daily basis.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Assets on Deposit and Pledged as Collateral

The Company maintains assets which are pledged as collateral in connection with various agreements and transactions. Additionally, the Company holds assets on deposit with government authorities as required by state law. The following table summarizes the fair value of the pledged or deposited assets:

	December 31,
	2013	2012

	(in millions)
Bonds pledged in support of over-the-counter derivative instruments	$919	$114
Bonds pledged in support of exchange-traded futures and cleared derivatives	541	552
Bonds on deposit with government authorities	34	36
Mortgage loans pledged in support of real estate	47	52
Bonds held in trust	96	105
Pledged collateral under reinsurance agreements	2,462	2,849

Total	$4,099	$3,708

Offsetting Financial Assets and Financial Liabilities

The Company does not offset financial instruments in the Consolidated Balance Sheets, as the rights of offset are conditional.

In the case of derivatives, collateral is collected from and pledged to counterparties to manage credit exposure in accordance with Credit Support Annex agreements. Under master netting agreements, the Company has a right of offset in the event of default, insolvency, bankruptcy or other early termination.

In the case of reverse repurchase and repurchase transactions, additional collateral may be collected from or pledged to counterparties to manage credit exposure according to bilateral reverse repurchase agreements or repurchase agreements. In the event of default by a counterparty, the Company is entitled to liquidate the assets the Company holds as collateral to offset against obligations to the same counterparty.

The following table presents the effects of conditional master netting and similar arrangements. Similar arrangements may include global master repurchase agreements, global master securities lending agreements, and any related rights to financial collateral.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

		Related Amounts Not Set Off in the Consolidated Balance Sheets
Year ended December 31, 2013	Gross Amounts of Financial Instruments presented in the Consolidated Balance Sheets(1)	Amounts Subject to an Enforceable Master Netting Arrangement or Similar Agreements	Financial and Cash Collateral Pledged (Received)(2)	Net Amount Including Financing Trusts(3)	Net Amount Excluding Financing Trusts
	(in millions)
Financial assets
Derivative assets	$7,880	$(4,966)	$(2,895)	$19	$-
Securities lending	-	-	-	-	-
Reverse repurchase agreements	-	-	-	-	-

Total financial assets	7,880	(4,966)	(2,895)	19	-

Financial liabilities
Derivative liabilities	(5,862)	4,966	844	(52)	(33)
Repurchase agreements	-	-	-	-	-

Total financial liabilities	$(5,862)	$4,966	$844	$(52)	$(33)

Year ended December 31, 2012	Gross Amounts of Financial Instruments presented in the Consolidated Balance Sheets(1)	Amounts Subject to an Enforceable Master Netting Arrangement or Similar Agreements	Financial and Cash Collateral Pledged (Received)(2)	Net Amount Including Financing Trusts(3)	Net Amount Excluding Financing Trusts
	(in millions)
Financial assets
Derivative assets	$12,175	$(5,147)	$(6,943)	$85	$1
Securities lending
Reverse repurchase agreements

Total financial assets	12,175	(5,147)	(6,943)	85	1

Financial liabilities
Derivative liabilities	(5,288)	5,147	101	(40)	(5)
Repurchase agreements

Total financial liabilities	$(5,288)	$5,147	$101	$(40)	$(5)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

1.	The Company does not offset financial instruments. Financial assets and liabilities in the table above include accrued interest of $142 million and $46 million, respectively as of December 31, 2013 (December 31, 2012 - $317 million and $212 million, respectively).
2.	Financial and cash collateral excludes over-collateralization. As at December 31, 2013 the Company was over-collateralized on OTC derivative assets and OTC derivative liabilities in the amounts of $339 million and $94 million, respectively (December 31, 2012 - $630 million and $14 million, respectively). Collateral pledged (received) does not include collateral in transit on OTC instruments or include initial margin on exchange traded contracts.
3.	The net amount includes derivative contracts entered into between the Company and its financing trusts which it does not consolidate. The Company does not exchange collateral on derivative contracts entered into with these trusts.

Affiliate Transactions

In 2013, JHUSA sold certain fixed maturity securities to an affiliate, Manulife International Limited. These bonds had a book value of approximately $402 million and a fair value of approximately $454 million at the date of the transaction. The Company recognized approximately $52 million in pre-tax realized gains.

In 2013, JHUSA sold certain fixed maturity securities to an affiliate, John Hancock Reassurance Company Limited. These bonds had a book value of approximately $184 million and a fair value of approximately $181 million at the date of the transaction. The Company recognized approximately $3 million in pre-tax realized losses.

In 2013, JHUSA sold certain and acquired certain fixed maturity securities from an affiliate, MLI (Bermuda Branch). The bonds had a net book value of approximately $338 million and a fair value of approximately $372 million at the date of the transaction. The Company recognized approximately $27 million in pre-tax realized gains.

Mortgage Loans on Real Estate

At December 31, 2013 and 2012, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

December 31, 2013:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,400	East North Central	$1,607
Industrial	1,162	East South Central	171
Office buildings	4,006	Middle Atlantic	2,361
Retail	3,623	Mountain	603
Mixed use	21	New England	887
Agricultural	464	Pacific	3,881
Agribusiness	700	South Atlantic	2,763
Other	1,048	West North Central	460
		West South Central	591
		Canada / other	100

Provision for losses	(12)	Provision for losses	(12)

Total	$13,412	Total	$13,412

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

December 31, 2012:

Collateral Property Type	Carrying Amount	Geographic Concentration	Carrying Amount

	(in millions)		(in millions)
Apartments	$2,162	East North Central	$1,477
Industrial	1,380	East South Central	166
Office buildings	3,711	Middle Atlantic	2,258
Retail	3,613	Mountain	719
Mixed use	6	New England	939
Agricultural	507	Pacific	3,589
Agribusiness	853	South Atlantic	2,782
Other	1,004	West North Central	482
		West South Central	649
		Canada / other	175

Provision for losses	(44)	Provision for losses	(44)

Total	$13,192	Total	$13,192

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels, and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge- offs and Disposals	Balance at End of Period

	(in millions)

Year ended December 31, 2013	$44	$12	$(2)	$(42)	$12

Year ended December 31, 2012	45	24	(1)	(24)	44

Year ended December 31, 2011	34	38	(1)	(26)	45

A mortgage loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery. Charge-offs are deducted from the allowance for probable losses.

As of December 31, 2013, the carrying value for certain mortgage loans is as follows:

	December 31,	December 31,

	2013	2012

	(in millions)
Non-income producing	$36	$75
Delinquent less than 90 days	-	15
Delinquent greater than 90 days	-	22

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$48	$119
Allowance for credit losses	(12)	(44)

Net impaired mortgage loans on real estate	$36	$75

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	December 31,
	2013	2012	2011

	(in millions)

Average recorded investment in impaired loans	$36	$105	$109
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company evaluates credit quality through regular monitoring of credit related exposures, considering both qualitative and quantitative factors in assigning an internal risk rating (IRR). These ratings are updated at least annually.

The carrying value of mortgage loans by IRR was as follows:

	December 31,
	2013	2012

	(in millions)
AAA	$421	$319
AA	1,689	1,460
A	4,108	2,928
BBB	6,647	7,648
BB	414	529
B and lower and unrated	133	308

Total	$13,412	$13,192

Investment Real Estate, Agriculture, and Timber

Investment real estate, agriculture, and timber of $217 million was non-income producing for the year ended December 31, 2013. Depreciation expense on investment real estate, agriculture, and timber was $97 million, $84 million, and $69 million in 2013, 2012 and 2011, respectively. Accumulated depreciation was $691 million and $602 million at December 31, 2013 and 2012, respectively.

Other Invested Assets

The following tables summarize the Company’s investments accounted for using the equity method of accounting:

	December 31,
	2013	2012

	(in millions)
Carrying value	$5,074	$4,458
Combined assets	75,818	62,974
Combined liabilities	15,029	14,830
Debt included in combined liabilities	11,260	9,698

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012	2011

	(in millions)
Net investment income on the investments	$340	$218	$222
Combined revenues	9,370	8,639	8,516
Combined expenses	4,506	4,696	4,750
Combined income (loss) from operations	4,864	3,943	3,766

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	December 31,
	2013	2012	2011

	(in millions)
Net investment income
Fixed maturity securities	$3,164	$2,943	$3,425
Equity securities	6	7	9
Mortgage loans on real estate	756	771	798
Investment real estate, agriculture, and timber	261	216	205
Policy loans	293	300	305
Short-term investments	6	8	9
Derivatives	532	405	196
Equity method investments and other	286	182	303

Gross investment income	5,304	4,832	5,250

Investment expenses	(262)	(273)	(261)

Net investment income	$5,042	$4,559	$4,989

	December 31,

	2013	2012	2011

	(in millions)
Net realized investment and other gains (losses)
Fixed maturity securities	$(45)	$1,025	$1,131
Equity securities	138	40	(11)
Mortgage loans on real estate	32	58	(82)
Derivatives	(4,626)	(3,441)	2,137
Other invested assets	144	189	62
Amounts credited to participating contract holders	79	(39)	(102)

Net realized investment and other gains (losses)	$(4,278)	$(2,168)	$3,135

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31,
	2013	2012	2011

	(in millions)
Certain investment related activity:
Net investment income passed through to participating contract holders as interest credited to policyholders’ account balances	$80	$91	$100
Change in unrealized gains (losses) included in net realized investment and other gains (losses):
Fixed maturity securities held-for-trading	(91)	33	46
Equity securities held-for-trading	4	9	(10)
Derivatives	(2,661)	(1,941)	2,687
Gross gains on sales of available-for-sale securities	589	1,284	1,619
Gross losses on sales of available-for-sale securities	(774)	199	291
Other-than-temporary impairments on available-for-sale securities	76	95	70

Note 3 — Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities (“VIEs”).

The Company consolidates a VIE when it is determined that it is the primary beneficiary of the VIE, or controls the VIE. The Company’s analysis to determine whether it must consolidate the VIE includes review of the Company’s contractual rights and responsibilities, fees received, and interests held. For the purpose of disclosing consolidated variable interest entities, the Company aggregates similar entities.

If it is not considered to be the primary beneficiary of the VIE, nor does it have control over the VIE, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Consolidated Variable Interest Entities

The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary or in control and which are consolidated in the Company’s financial statements. The liabilities recognized as a result of consolidating the VIEs do not represent claims against the general assets of the Company. Conversely, the assets recognized as a result of consolidating the VIEs can only be used to settle the liabilities recognized as a result of consolidating the VIEs.

	December 31,
	2013		2012

	Total Assets	Total Liabilities	Total Assets	Total Liabilities
	(in millions)
Collateralized debt obligations
(“CDOs”)	$20	$111	$71	$138

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Relationships with Variable Interest Entities - (continued)

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, nor does it have control over the VIE, and which have not been consolidated. The Company does not record any liabilities related to these unconsolidated VIEs.

	2013			2012

	Total Assets	Investment (1)	Maximum Exposure to Loss (2)	Total Assets	Investment (1)	Maximum Exposure to Loss (2)

	(in millions)
Collateralized debt obligations (3)	$281	$-	$-	$341	$-	$-
Real estate limited partnerships (4)	982	262	262	1,158	314	323
Timber funds (5)	2,758	172	212	3,601	478	496

Total	$4,021	$434	$474	$5,100	$792	$819

(1)	The Company’s investments in unconsolidated VIEs are included in other invested assets on the Consolidated Balance Sheets.
(2)	The maximum exposure to loss related to CDOs is limited to the investment reported on the Company’s Consolidated Balance Sheets. The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company’s investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)	The Company acts as an investment manager to certain CDOs for which it collects a management fee. In addition, the Company may invest in debt or equity securities issued by these CDOs or by CDOs managed by others. CDOs raise capital by issuing debt and equity securities and use the proceeds to purchase investments.
(4)	Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships’ management. The Company is typically the sole limited partner or investor member of each and is not the general partner or managing member.
(5)	The Company acts as investment manager for the VIEs owning the timberland properties (the “Timber funds”), in which the general account and institutional separate accounts invests. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks related to timberland investments include market value uncertainty (due to fluctuations in market prices for timberland outputs), liquidity risk (as compared to stocks and other financial instruments), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments and sound environmental risk governance practices. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets

The changes in the carrying value of goodwill by segment were as follows:

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2013	$-	$808	$145	$953
Acquisition	4	-	-	4
Impairment	-	-	-	-

Balance at December 31, 2013	$4	$808	$145	$957

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
Balance at January 1, 2012	$-	$808	$145	$953
Impairment	-	-	-	-

Balance at December 31, 2012	$-	$808	$145	$953

In 2013 and 2012, the Company had no goodwill impairments. In 2011, the Company impaired $500 million of goodwill associated with the Wealth Management segment. The impairment was reflective of the decrease in the expected future earnings for these businesses. The fair values were determined primarily using an earnings-based approach, which incorporated the segments’ in-force and new business embedded value using internal forecasts of revenue and expense.

Value of Business Acquired

The balance of and changes in VOBA were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$1,196	$1,321	$1,959
Amortization	(108)	(224)	(389)
Change due to unrealized investment gains (losses)	95	136	(249)
Reinsurance recapture (1)	-	(37)	-

Balance, end of year	$1,183	$1,196	$1,321

(1)	The amount relates to a universal life block of business that was recaptured by a third party resulting in the write off of the associated value of business acquired. The net impact of this recapture transaction was an $8 million gain and was recorded in fee income in the Consolidated Statement of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

The following table provides estimated future amortization for the periods indicated:

VOBA Amortization
(in millions)
2014	$101
2015	100
2016	95
2017	90
2018	84

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Goodwill, Value of Business Acquired, and Other Intangible Assets - (continued)

Other Intangible Assets

Other intangible assets were as follows:

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2013
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	4	-	4
Subject to amortization:
Distribution networks	401	(88)	313
Other investment management contracts	56	(34)	22

Total	$1,356	$(122)	$1,234

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2012
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(73)	324
Other investment management contracts	56	(30)	26

Total	$1,353	$(103)	$1,250

	Gross Carrying Amount	Accumulated Net Amortization	Net Carrying Amount

	(in millions)
December 31, 2011
Not subject to amortization:
Brand name	$600	$-	$600
Investment management contracts	295	-	295
Other	5	-	5
Subject to amortization:
Distribution networks	397	(60)	337
Other investment management contracts	64	(31)	33

Total	$1,361	$(91)	$1,270

Amortization expense for other intangible assets was $17 million, $16 million, and $15 million for the years ended December 31, 2013, 2012 and 2011, respectively. Amortization expense for other intangible assets is expected to be approximately $18 million in 2014, $17 million in 2015, $16 million in 2016, $16 million in 2017, and $16 million in 2018.

During 2013 and 2011, the Company had no other intangible assets impairments. During 2012, the Company impaired $4 million of other investment management contracts subject to amortization associated with the Corporate and Other segment. The impairment was recorded in other operating costs and expenses in the Consolidated Statement of Operations. The gross carrying value of the impaired other investment management contracts was $8 million and the associated accumulated amortization was $4 million. The impairments were reflective of a decrease in expected future earnings. The fair values were determined primarily using an earnings based approach using internal forecasts of revenue and expense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$5,767	$6,111	$8,657
Capitalization	631	715	755
Amortization	298	(1,084)	(2,330)
Change due to unrealized investment gains	814	25	(971)

Balance, end of year	$7,510	$5,767	$6,111

The balance of and changes in deferred sales inducements were as follows:

	December 31,
	2013	2012	2011

	(in millions)
Balance, beginning of year	$146	$187	$321
Capitalization	24	4	11
Amortization	108	(77)	(122)
Change due to unrealized investment gains	(11)	32	(23)

Balance, end of year	$267	$146	$187

Note 6 — Related Party Transactions

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months’ notice. Under the various agreements, the Company will pay operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Management fees relating to the agreements were $444 million, $482 million, and $457 million for the years ended December 31, 2013, 2012 and 2011, respectively. As of December 31, 2013 and 2012, the Company had amounts payable to MFC and MLI of $11 million and $17 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Other

The Company, in the ordinary course of business, invests funds deposited by customers and manages the resulting invested assets for growth and income for customers. From time to time, successful investment strategies of the Company may attract deposits from affiliates of the Company. At December 31, 2013 and 2012, the Company managed approximately $13,108 million and $8,947 million of affiliated assets under management, respectively.

The Company has entered into two currency swap agreements with JHFC which are recorded at fair value. JHFC utilizes the currency swaps to hedge currency exposure on foreign currency financial instruments. The Company has also entered into two currency agreements with external counterparties which offset the currency swap agreements with JHFC. As of December 31, 2013 and 2012, the currency swap agreements with JHFC and the external counterparties had offsetting fair values of $19 million and $84 million, respectively.

The Company also has certain debt and reinsurance agreements with affiliates. These are more fully described in the Reinsurance note and Debt and the Line of Credit note.

JHUSA operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool and Loan Facility Agreement effective January 1, 2010. The maximum aggregate amounts that JHUSA can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on U.S. dollar funds will be reset daily to the one-month U.S. dollar London Interbank Bid Rate (“LIBID”) and interest payable in Canadian dollar funds is based off the one-month Canadian Dollar Offering Rate (“CDOR”) plus a spread.

The following table details the affiliates and their participation in JHUSA’s Liquidity Pool:

	December 31,
	2013	2012

	(in millions)
The Manufacturers Investment Corporation	$313	$100
John Hancock Financial Corporation	36	89
Manulife Reinsurance Limited	7	35
Manulife Reinsurance (Bermuda) Ltd.	81	89
Manulife Hungary Holdings KFT.	-	5
John Hancock Life Insurance Company Vermont	16	18
John Hancock Reassurance Company, Ltd.	21	15
John Hancock Insurance Agency, Inc.	17	10

Total	$491	$361

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

MFC fully and unconditionally guarantees payments from the guarantee periods of the accumulation phase for certain of the Company’s market value adjusted annuity contracts.

MFC fully and unconditionally guarantees JHLICO’s SignatureNotes. In December 2009, the entity that formerly issued these notes, JHLICO, ceased to exist and its property and obligations became the property and obligations of the Company.

MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes are unsecured obligations of MFC and are subordinated in right of payment to the prior payment in full of all other obligations of MFC, except for other guarantees or obligations of MFC, which by their terms are designated as ranking equally in right of payment with or subordinate to MFC’s guarantees of the market value adjusted deferred annuity contracts and SignatureNotes. As a result of the guarantees by MFC, the Company is exempt from filing quarterly and annual reports with the U.S. Securities and

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 6 — Related Party Transactions - (continued)

Exchange Commission (“SEC”) pursuant to SEC Rule 12h-5, and in lieu thereof, MFC reports condensed consolidating financial information regarding the Company in its quarterly and annual reports.

Effective March 31, 1996, MLI provides a claims paying guarantee to certain U.S. policyholders. The claims guarantee agreement was terminated effective August 13, 2008, but still remains in effect with respect to policies issued by the Company prior to that date.

Note 7 — Reinsurance

Certain premiums and benefits are assumed from or ceded to affiliate and other insurance companies under various reinsurance agreements. The Company entered into these reinsurance agreements to transfer underlying risk on certain of its products, and to improve cash flow and statutory capital. The ceded reinsurance agreements provide the Company with increased capacity to write larger risks and maintain its exposure to loss within its capital resources.

Total reinsurance amounts included in the Company’s accompanying financial statements were as follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums earned
Direct	$3,203	$3,591	$3,782
Assumed	752	1,127	1,188
Ceded	(1,658)	(1,919)	(1,974)

Net	$2,297	$2,799	$2,996

Benefits to policyholders ceded	$2,536	$3,101	$2,770

Affiliated Reinsurance

The table and commentary below summarizes the impact of the reinsurance agreements with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), a wholly-owned subsidiary of MFC:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums ceded	$603	$614	$703
Benefits ceded	786	722	792
Amounts due from and held for affiliates	-	1
Reinsurance recoverable	6,517	6,269
Amounts due to affiliates	140	149
Coinsurance funds withheld	5,888	5,995
Other Payables	(48)	34

On December 9, 1997, the Company entered into reinsurance agreements with JHRECO to reinsure certain portions of its long-term care insurance and group annuity contracts in order to facilitate its capital management process. These reinsurance contracts are written both on a coinsurance funds withheld and a modified coinsurance funds withheld basis where the related financial assets remain invested at the Company. As of July 1, 2010, amendments were made to the contracts to update the calculation of investment income and the expense allowance to reflect current experience. Effective December 31, 2008, the Company entered into an amended and restated reinsurance agreement to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. In 2013, there was a partial recapture of the payout annuity policy agreement by the Company. This recapture did not have a material impact on the Company’s results of operations. The total

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Reinsurance - (continued)

settlement amount was $59 million and $78 million for the years ended December 31, 2013 and 2012, respectively, and the settlement calculation consisted primarily of ceded investment income, ceded benefit payments and ceded reserves.

The table and commentary below summarizes the impact of the reinsurance agreements with an affiliate, Manulife Reinsurance (Bermuda) Limited (“MRBL”):

	Years ended December 31,
	2013	2012	2011

	(in millions)
Premiums ceded	$-	$-	$-
Benefits ceded	15	40	23
Amounts due from and held for affiliates	349	22
Reinsurance recoverable	1,233	1,083
Amounts due to affiliates	55	112
Coinsurance funds withheld	-	267
Unearned revenue	786	1,046
Invested assets held in trust	2,561	2,484

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, MRBL, to reinsure 75% of certain group annuity contracts in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Effective October 1, 2009, the original agreement was amended to increase the quota share percentage from 75% to 87%. Under the terms of the amended agreement, additional consideration of $250 million was paid by MRBL and is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized.

Effective October 1, 2008, the Company entered into an amended and restated reinsurance agreement with MRBL to reinsure 90% of a significant block of variable annuity contracts in-force. All substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties, are reinsured under the agreement. The base contracts are reinsured on a modified coinsurance basis, while the guaranteed benefit reinsurance coverage is apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld. The assets supporting the reinsured policies remain invested with the Company. Since the inception of the treaty in 2008, several amendments have been enacted to refine certain aspects of the treaty. The net MRBL reinsurance recoverable includes the impact of ongoing reinsurance cash flows and is accounted for over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies with changes to ceded reserves and cost of reinsurance recognized as a component of benefits to policyholders on the Consolidated Statements of Operations. The Company paid MRBL $1,174 million and $259 million for the years ended December 31, 2013 and 2012, respectively, and the settlement consisted primarily of ceded investment income related to non-qualifying hedging strategies and changes in the modified coinsurance and coinsurance reserves.

Effective December 31, 2004, the Company entered into a reinsurance agreement with MRBL to reinsure 75% of the non-reinsured risk of the JHLICO closed block. The Company amended this treaty during 2008 to increase the portion of non-reinsured risk reinsured under this treaty to 90% and amended it during 2009 to provide additional surplus relief. The reinsurance agreement is written on a modified coinsurance basis where the related financial assets remain invested with the Company. As the reinsurance agreement does not subject the reinsurer to the reasonable possibility of significant loss, it was classified as financial reinsurance and given deposit-type accounting treatment with only the reinsurance risk fee being reported in other operating costs and expenses in the Consolidated Statements of Operations.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the JHUSA closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third-party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Reinsurance - (continued)

assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets.

At December 31, 2013, any material recoveries were secured by letters of credit or assets placed in trust by the assuming company.

Included in other operating costs and expenses for the years ended December 31, 2013, 2012 and 2011, respectively is ($2,629) million, ($442) million and $3,221 million of separate account fee income, net investment income and realized investment and other gains (losses), which was ceded to the affiliated reinsurers noted above.

On July 31, 2013, MFC signed an agreement to sell its life insurance business in Taiwan to CTBC Life Insurance Company (CTBC Life). Under the agreement, CTBC Life will assume all of the life insurance business related obligations. In connection with this transaction, on December 31, 2013, the Company paid $111 million in fees to an affiliate, Manufacturers Life Reinsurance Limited for the recapture of certain traditional life business reserves and net liabilities of $284 million, which resulted in a pre-tax gain of $173 million.

Non-Affiliated Reinsurance

The Company entered into a coinsurance agreement with Reinsurance Group of America (“RGA”) to reinsure 90% of its JHUSA fixed deferred annuity business effective April 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $387 million in cash and approximately $4,916 million in fixed maturity securities and mortgage loans. The Company incurred a pre-tax loss of $56 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies and managing some of the assets. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers on the Consolidated Balance Sheets.

The Company also entered into a coinsurance agreement with Commonwealth Annuity to reinsure 90% of its JHNY fixed deferred annuity business effective July 1, 2012. The transaction was structured such that the Company transferred the actuarial liabilities and related invested assets which included $231 million in cash and $1,481 million in fixed maturity securities. The Company incurred a pre-tax gain of $46 million in connection with the transaction. Under the terms of the agreement, the Company will maintain responsibility for servicing of the policies. In addition, the agreement does not meet the criteria for reinsurance accounting and was given deposit-type accounting treatment that resulted in the recognition of an asset for amounts on deposit with reinsurers on the Consolidated Balance Sheets.

On July 1, 2011, JHUSA entered into a sale of its Life Retrocession business by way of a coinsurance treaty with Pacific Life Insurance Company that resulted in the recognition of approximately $426 million pre-tax gain which was deferred and included in reinsurance recoverable. During 2013, JHUSA novated approximately 95% of the underlying reinsurance agreements to Pacific Life Insurance Company. Based on this novation, the Company recorded approximately $321 million in the Consolidated Statement of Operations to recognize the deferred gain. In 2014, the Company completed the novation of the remaining 5% of the agreements and will record approximately $18 million to the Consolidated Statement of Operations.

Note 8 — Derivatives and Hedging Instruments

Derivatives are financial contracts, the value of which is derived from underlying interest rates, foreign exchange rates, credit, equity price movements, indices or other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. The Company uses derivatives including swaps, forward and futures agreements, floors, and options to manage current and anticipated exposures to changes in interest rates, foreign exchange rates, credit and equity market prices.

Over-the-counter (“OTC”) swaps are contractual agreements between the Company and a counterparty to exchange a series of cash flows based upon rates applied to a notional amount. For interest rate swaps, counterparties generally exchange fixed or floating interest rate payments based on a notional value in a single currency. Cross currency swaps involve the exchange of principal amounts between parties as well as the exchange of interest payments in one currency for the receipt of interest payments in another currency. Total return swaps are contracts that involve the exchange of payments based on changes in

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

the values of a reference asset, including any returns such as interest earned on these assets, in return for amounts based on reference rates specified in the contract.

Cleared interest rate swaps are contractual agreements between the Company and a counterparty whereby the transaction must be cleared through a central clearing house, and subject to mandatory margin and reporting requirements.

Forward and futures agreements are contractual obligations to buy or sell a financial instrument or foreign currency on a predetermined future date at a specified price. Forward contracts are OTC contracts negotiated between counterparties, whereas futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

Interest rate floors are contracts with counterparties which require payment of a premium for the right to receive payments when the market interest rate on specified future dates falls below the agreed upon strike price. Interest rate treasury lock contracts are customized agreements securing current interest rates on Treasury securities for payment on a future date.

Options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) a security, exchange rate, interest rate, or other financial instrument at a predetermined price/rate within a specified time.

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts, OTC interest rate swap agreements, cleared interest rate swap agreements, pre-payable interest rate swap agreements, and interest rate treasury locks as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses interest rate swap agreements in effective hedge accounting relationships. These derivatives hedge the variable cash flows associated with future fixed income asset acquisitions, which will support the Company’s long-term care and life insurance businesses. These agreements will reduce the impact of future interest rate changes on the cost of acquiring adequate assets to support the investment income assumptions used in pricing these products. During future periods when the acquired assets are held by the Company, the accumulated other comprehensive income will be amortized into investment income as a yield adjustment on the assets.

The Company also uses interest rate swap agreements in effective hedge accounting relationships designed to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. The accumulated other comprehensive income will be amortized into investment income as a yield adjustment when the payments are made.

In addition, the Company uses interest rate swap agreements in effective hedge accounting relationships to hedge the risk of changes in fair value of fixed rate assets and liabilities arising from changes in benchmark interest rates. The Company reclassifies the effective portion of the change in fair value of the hedged item due to interest rate risk to earnings and amortizes the basis adjustment over the life of the hedged item.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedge accounting relationships.

Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities. Inflation swaps are classified within interest rate swaps for disclosure purposes. The Company utilizes inflation swaps in qualifying and non-qualifying hedge accounting relationships.

The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedge accounting relationships.

The Company also purchases interest rate floors primarily to protect against interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). The Company utilizes interest rate floors in non-qualifying hedge accounting relationships.

Foreign Currency Contracts. Foreign currency derivatives, including foreign currency swaps, foreign currency forwards, and foreign currency futures are used by the Company to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

Cross currency rate swap agreements are used to manage the Company’s exposure to foreign exchange rate fluctuations, interest rate fluctuations, or both, on foreign currency financial instruments. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

Under foreign currency forwards, the Company agrees with other parties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The maturities of these forwards correspond with the future periods in which the foreign currency transactions are expected to occur. The Company utilizes currency forwards in qualifying and non-qualifying hedge accounting relationships.

Foreign currency futures are contractual obligations to buy or sell a foreign currency on a predetermined future date at a specified price. These contracts are standardized contracts traded on an exchange. The Company utilizes foreign exchange futures in other non-qualifying hedge accounting relationships.

Equity Market Contracts. Total return swaps are contracts that involve the exchange of payments based on changes in the value of a reference asset, including any returns such as interest earned on these assets, in exchange for amounts based on reference rates specified in the contract. The Company utilizes total return swaps in qualifying and non-qualifying hedge accounting relationships.

Equity index options are contractual agreements whereby the holder has the right, but not the obligation, to buy (call option) or sell (put option) an underlying equity market index on or before a specified future date at a specified price. The Company utilizes equity index options that are exchange-traded in non-qualifying hedge accounting relationships.

Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company utilizes equity index futures in non-qualifying hedge accounting relationships.

Credit Contracts. The Company manages credit risk through the issuance of credit default swaps (“CDS”). A CDS is a derivative instrument representing an agreement between two parties to exchange the credit risk of a single specified entity or an index based on the credit risk of a group of entities (all commonly referred to as the “reference entity” or a portfolio of “reference entities”), in return for a periodic premium. CDS contracts typically have a five-year term.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts for all derivatives in qualifying and non-qualifying hedge accounting relationships:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

		December 31, 2013			December 31, 2012
		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedge Accounting Relationships
Fair value hedges	Interest rate swaps	$8,026	$461	$526	$9,336	$739	$1,048
	Foreign currency swaps	183	-	93	232	-	157

Cash flow hedges	Interest rate swaps	15,053	931	741	13,232	2,669	73
	Foreign currency swaps	502	3	70	1,763	147	255
	Foreign currency forwards	124	-	1	182	9	-
	Equity total return swaps	28	15	-	29	3	2

Total Derivatives in Hedge Accounting Relationships		$23,916	$1,410	$1,431	$24,774	$3,567	$1,535

Non-Qualifying Hedge Accounting Relationships
	Interest rate swaps	$116,391	$5,898	$3,846	$94,343	$8,094	$3,378
	Interest rate treasury locks	5,425	-	385	-	-	-
	Interest rate options	2,683	21	-	1,323	43	-
	Interest rate futures	2,939	-	-	3,987	-	-
	Foreign currency swaps	2,516	114	133	1,463	121	150
	Foreign currency forwards	11	-	-	40	1	-
	Foreign currency futures	968	-	-	1,860	-	-
	Equity total return swaps	31	21	-	63	2	4
	Equity options	3,228	248	-	45	5	1
	Equity index futures	4,771	-	-	9,107	-	-
	Credit default swaps	315	8	-	265	6	-
	Embedded derivatives – fixed maturity securities	-	-	-	-	-	-
	Embedded derivatives – reinsurance contracts	-	-	2,329	-	14	3,371
	Embedded derivatives – participating pension contracts (1)	-	-	115	-	-	129
	Embedded derivatives – benefit guarantees (1)	-	1,230	257	-	2,701	1,217

Total Derivatives in Non-Qualifying Hedge Accounting Relationships		139,278	7,540	7,065	112,496	10,987	8,250

Total Derivatives (2)		$163,194	$8,950	$8,496	$137,270	$14,554	$9,785

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative assets on the Consolidated Balance Sheets, and derivatives in a liability position are reported within derivative liabilities on the Consolidated Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following table provides a summary of the derivative assets and liabilities including embedded derivatives as of December 31, 2013 and 2012, respectively.

	December 31, 2013		December 31, 2012
	Fair Value Assets	Fair Value Liabilities	Fair Value Assets	Fair Value Liabilities

	(in millions)
Derivatives on balance sheets	$7,720	$8,124	$11,853	$8,439
Non-reinsurance embedded derivatives	1,230	372	2,701	1,346

Total derivatives	8,950	8,496	14,554	9,785
Netting adjustments (a)	(1,098)	(3,870)	(3,535)	(3,367)
Assets and cash collateral used to offset asset/liabilities	(4,469)	(995)	(3,382)	(1,408)
Affiliate reinsurance related to embedded derivatives (b)	(363)	(2,242)	(1,317)	(3,223)

Total derivatives after netting adjustments, collateral and net of reinsurance related embedded derivatives	$3,020	$1,389	$6,320	$1,787

(a)	Represents the netting of derivative exposures covered by a master netting agreement. For these purposes, a master netting agreement is an arrangement between the Company and counterparty where more than one derivative contract exists between the two entities.
(b)	Represents activity related to reinsurance contracts between the Company and affiliated reinsurers. These entities are under common control with the Company by the Company’s ultimate parent, MFC, and they do not create an inter-connection to any third party financial institution unaffiliated with the Company.

Hedging Relationships

The Company generally does not enter into derivative contracts for speculative purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as either fair value hedges or cash flow hedges, as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates. The Company also uses cross currency swaps and currency forwards to manage its exposure to foreign exchange rate fluctuations and interest rate fluctuations.

For the years ended December 31, 2013, 2012 and 2011, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2013, the Company had no hedges of firm commitments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables show the investment gains (losses) recognized:

Year ended December 31, 2013

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$537	$(555)	$(18)
	Fixed-rate liabilities	(340)	318	(22)
Foreign currency swaps	Fixed-rate assets	34	(31)	3
	Fixed-rate liabilities	-	-	-

Total		$231	$(268)	$(37)

Year ended December 31, 2012

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$118	$(93)	$25
	Fixed-rate liabilities	(4)	1	(3)
Foreign currency swaps	Fixed-rate assets	(1)	(22)	(23)
	Fixed-rate liabilities	-	-	-

Total		$113	$(114)	$(1)

Year ended December 31, 2011

Derivatives in Qualifying Fair Value Hedging Relationships	Hedged Items in Qualifying Fair Value Hedging Relationships	Gains (Losses) Recognized on Derivatives	Gains (Losses) Recognized for Hedged Items	Ineffectiveness Recognized
		(in millions)
Interest rate swaps	Fixed-rate assets	$(546)	$679	$133
	Fixed-rate liabilities	339	(370)	(31)
Foreign currency swaps	Fixed-rate assets	(21)	10	(11)
	Fixed-rate liabilities	-	-	-

Total		$(228)	$319	$91

Cash Flow Hedges. The Company uses interest rate swaps and interest rate treasury locks to hedge the variability in cash flows from variable rate financial instruments and forecasted transactions. The Company also uses cross currency swaps and

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

forward agreements to hedge currency exposure on foreign currency financial instruments and foreign currency denominated expenses, respectively. Total return swaps are used to hedge the variability in cash flows associated with certain stock-based compensation awards. Inflation swaps are used to reduce inflation risk generated from inflation-indexed liabilities.

For the year ended December 31, 2011, certain cash flow hedges were discontinued because it was no longer probable that the original forecasted transaction would occur by the end of the originally specified time period documented at inception of the hedging relationship. In 2012 and 2011, the Company completed a comprehensive review of its projections of future cash flows related to hedging activity for its life insurance business and its long-term care business, respectively. As a result of the continued volatility in interest rates and current trends within the long-term care and life insurance businesses, the Company de-designated $1.6 billion (notional principal) of forward-starting interest rate swaps for the life insurance business in 2012, and $3.9 billion (notional principal) of forward-starting interest rate swaps for the long-term care business in 2011.

The accumulated other comprehensive income related to de-designated swaps continues to be deferred. During 2012 and 2011, the deferred OCI related to the de-designated swaps amounted to $312 million, net of tax and $432 million, net of tax, respectively. If the forecasted transactions do occur, these amounts will be reclassified to earnings in the periods during which variability in the cash flows hedged or the hedged forecasted transactions are recognized in earnings. If the forecasted transactions become probable not to occur, the amounts will be reclassified to earnings in that period.

During 2012, the Company completed a review of the investment strategy for JHNY universal life (“UL”) business. As part of this review, it was determined that it was appropriate for the UL business to begin investing in non-fixed income assets. Under the revised investment strategy, UL cash flows will be invested in a combination of fixed income and non-fixed income assets, potentially resulting in lower cash flows available for reinvestments in fixed income assets than originally anticipated for the UL cash flow hedging program. The Company voluntarily de-designated $150 million (notional principal) of forward-starting interest rate swaps in 2012; the accumulated other comprehensive income related to these de-designated swaps continues to be deferred. During 2012, the deferred OCI related to the de-designated swaps amounted to $30 million, net of tax. If the forecasted transactions do occur as expected, these amounts will be allocated to the acquired fixed income assets in the periods during which the hedged forecasted transactions occur and amortized to earnings over the life of the underlying fixed income assets acquired. If the forecasted transactions become probable not to occur, the amounts will be reclassified to earnings in that period.

For the year ended December 31, 2013, all of the Company’s hedged forecast transactions qualified as cash flow hedges and no cash flow hedges were discontinued because it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

The following tables present the effects of derivatives in qualifying cash flow hedging relationships on the Consolidated Statements of Operations, the Consolidated Statements of Comprehensive Income (Loss) and the Consolidated Statements of Changes in Shareholder’s Equity.

Year ended December 31, 2013

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$(898)	$325	$-
	Floating rate assets	(11)	-	-
	Inflation indexed liabilities	(58)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	20	(1)	-
	Floating rate assets	1	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(7)	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	9	-	-

	Total	$(944)	$324	$-

Year ended December 31, 2012
Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$526	$212	$9
	Floating rate assets	(5)	-	-
	Inflation indexed liabilities	134	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	(16)	(4)	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	3	1	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	7	-	-

	Total	$648	$209	$9

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

Year ended December 31, 2011

Derivatives in Qualifying Cash Flow Hedging Relationships	Hedged Items in Qualifying Cash Flow Hedging Relationships	Gains (Losses) Deferred in AOCI on Derivatives (Net of Tax)	Gains Reclassified from AOCI into Net Realized Investment and Other Gains (Losses) (Net of Tax)	Ineffectiveness Recognized in Net Realized Investment and Other Gains (Losses)
		(in millions)
Interest rate swaps	Forecasted fixed-rate assets	$1,916	$59	$14
	Floating rate assets	5	-	-
	Inflation indexed liabilities	(136)	-	-
	Forecasted fixed-rate liabilities	-	-	-
Foreign currency swaps	Fixed-rate assets	16	-	-
	Floating rate assets	(1)	-	-
	Floating rate liabilities	-	-	-
Foreign currency forwards	Forecasted expenses	(16)	-	-
	Foreign currency assets	-	-	-
Equity total return swaps	Share-based payments	(7)	-	-

	Total	$1,777	$59	$14

The Company anticipates that pre-tax net gains of approximately $90 million will be reclassified from AOCI to earnings within the next 12 months. The maximum time frame for which variable cash flows are hedged is 33 years.

For a rollforward of the net accumulated gains (losses) on cash flow hedges see the Shareholder’s Equity Note.

Derivatives Not Designated in Qualifying Hedge Accounting Relationships. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, and interest rate futures contracts to manage interest rate risk, total return swap agreements to manage equity risk, and CDS to manage credit risk. The Company also uses interest rate treasury locks and interest rate floor agreements to manage exposure to interest rates without designating the derivatives as hedging instruments. Interest rate floor agreements hedge the interest rate risk associated with minimum interest rate guarantees in certain life insurance and annuity businesses.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum death benefit (“GMDB”). These guarantees are effectively an embedded option on the basket of mutual funds offered to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB and GMDB guarantees. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), equity index options, and U.S. Treasury futures to match the sensitivities of the GMWB and GMDB liabilities to the market risk factors.

The Company also has a macro equity risk hedging program using equity and currency futures, as well as equity index options. This program is designed to reduce the Company’s overall exposure to public equity markets arising from several sources including, but not limited to, variable annuity guarantees not dynamically hedged, separate account fees not associated with guarantees, and Company equity holdings.

The Company uses foreign currency swaps and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2013, 2012 and 2011, gains and losses related to derivatives in a non-qualifying hedge accounting relationship were recognized by the Company and the components were recorded in net realized investment and other gains (losses) as follows:

Years ended December 31,	2013	2012	2011
	(in millions)
Non-Qualifying Hedge Accounting Relationships
Interest rate swaps	$(3,036)	$(336)	$3,230
Interest rate treasury locks	(385)	-	-
Interest rate options	(46)	(8)	1
Interest rate futures	82	(53)	(237)
Foreign currency swaps	5	(32)	17
Foreign currency forwards	4	(5)	(10)
Foreign currency futures	74	-	16
Equity total return swaps	(16)	7	(1)
Equity options	(36)	-	-
Equity index futures	(1,982)	(1,555)	(318)
Credit default swaps	-	1	-
Embedded derivatives	212	(1,730)	153

Total Investment Gains (Losses) from Derivatives in Non-Qualifying Hedge Accounting Relationships	$(5,124)	$(3,711)	$2,851

Credit Default Swaps. The Company replicates exposure to specific issuers by selling credit protection via CDS in order to complement its cash bond investing. The Company does not employ leverage in its CDS program and therefore, does not write CDS protection in excess of its government bond holdings.

The following table provides details of the CDS protection sold by type of contract and external agency rating for the underlying reference security, as of December 31, 2013 and 2012, respectively.

	December 31, 2013			December 31, 2012

	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]	Notional amount[2]	Fair Value	Weighted average maturity (in years)[3]

	(in millions)
Single name CDS[1]
Corporate Debt
AAA	$35	$1	3	$25	$1	4
AA	95	3	3	85	2	4
A	185	4	3	145	3	4
BBB	-	-		10	-	5

Total CDS protection sold	$315	$8		$265	$6

[1]

The rating agency designations are based on S&P where available followed by Moody’s, Dominion Bond Rating Services (DBRS), and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

[2]

Notional amount represents the maximum future payments the Company would have to pay its counterparties assuming a default of the underlying credit and zero recovery on the underlying issuer obligation.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Derivatives and Hedging Instruments - (continued)

[3]	The weighted average maturity of the CDS is weighted based on notional amounts.

The Company held no purchased credit protection at December 31, 2013 and 2012. The average credit rating of the counterparties guaranteeing the underlying credit is A+ and the weighted average maturity is 3 years.

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include fixed maturity securities, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives, see the Fair Value Measurements Note.

Credit Risk. The Company’s exposure to loss on derivatives is limited to the amount of any net gains that may have accrued with a particular counterparty. Gross derivative counterparty exposure is measured as the total fair value (including accrued interest) of all outstanding contracts in a gain position excluding any offsetting contracts in negative positions and the impact of collateral on hand. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its OTC derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2013 and 2012, the Company accepted collateral consisting of cash of $702 million and $2,142 million and various securities with a fair value of $2,425 million and $5,430 million, respectively, which is held in separate custodial accounts. In addition, the Company has pledged collateral to support both the OTC derivative instruments, exchange traded futures and cleared interest rate swap transactions. For further details regarding pledged collateral see the Investments Note.

In June 2013, under US regulations, certain interest rate swap agreements and credit default swap agreements were required to be cleared through central clearing houses. These transactions are contractual agreements that require initial and variation margin collateral postings and are settled on a daily basis through a clearing house. As such, they reduce the credit risk exposure in the event of default by a counterparty.

Note 9 — Certain Separate Accounts

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,
	2013	2012

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$9,781	$8,346
Net amount at risk related to deposits	174	182
Average attained age of contract holders	53	52

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. GMDB features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals; (b) total deposits made to the contract less any partial withdrawals plus a minimum return; (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination of (b) and (c) above.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 15 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions, which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,
	2013	2012

	(in millions, except for ages and percentages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$25,475	$24,553
Net amount at risk — net of reinsurance	33	64
Average attained age of contract holders	66	66

Return of net deposits plus a minimum return
In the event of death
Account value	$557	$542
Net amount at risk — net of reinsurance	265	305
Average attained age of contract holders	71	70
Guaranteed minimum return rate	5%	5%

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$25,711	$25,350
Net amount at risk — net of reinsurance	160	265
Average attained age of contract holders	67	66

Guaranteed Minimum Income Benefit
Account value	$4,678	$4,816
Net amount at risk — net of reinsurance	30	40
Average attained age of contract holders	65	65

Guaranteed Minimum Withdrawal Benefit
Account value	$40,205	$38,613
Net amount at risk	407	774
Average attained age of contract holders	66	65

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,
	2013	2012

	(in millions)
Type of Fund
Equity	$31,223	$28,537
Balanced	22,921	21,539
Bond	6,755	7,557
Money Market	906	1,407

Total	$61,805	$59,040

The following table summarizes the liabilities for guarantees on variable life and annuity contracts reflected in future policy benefits in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2013	$229	$179	$1,310	$1,718
Incurred guarantee benefits	(32)	(65)	-	(97)
Other reserve changes	1	(38)	(1,002)	(1,039)

Balance at December 31, 2013	198	76	308	582
Reinsurance recoverable	(47)	(1,074)	(259)	(1,380)

Net balance at December 31, 2013	$151	$(998)	$49	$(798)

Balance at January 1, 2012	$247	$211	$1,165	$1,623
Incurred guarantee benefits	(51)	(91)	-	(142)
Other reserve changes	33	59	145	237

Balance at December 31, 2012	229	179	1,310	1,718
Reinsurance recoverable	(68)	(1,801)	(1,071)	(2,940)

Net balance at December 31, 2012	$161	$(1,622)	$239	$(1,222)

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, “Financial Services – Insurance”, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserves were determined in accordance with ASC 815 “Derivatives and Hedging.”

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Certain Separate Accounts - (continued)

The following assumptions and methodology were used to determine the amounts above at December 31, 2013 and 2012:

•

Data used included 1,000 stochastically generated investment performance scenarios. For the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations, risk neutral scenarios were used.

•	Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for ASC 815 calculations.

•

Annuity mortality is based on a combination of the Ruark Variable Annuity table and the Company’s actual experience between 2006 and 2010. The Ruark table is based on an industry study of variable annuity deaths in 2005 and 2006.

•	Annuity base lapse rates vary by contract type, duration, type of living benefit or death benefit rider, and whether guaranteed withdrawals are being taken. The lapse rates range from 0.5% to 40%.

•

The discount rates used in the GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserve calculations range from 6.4% to 7%. The discount rates used in the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve calculations were based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

Note 10 — Closed Blocks

The Company operates two separate closed blocks for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The JHUSA closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. The JHLICO closed block was established upon the demutualization of JHLICO for those designated participating policies that were in-force on February 1, 2000.

Assets were allocated to the closed blocks in an amount that, together with anticipated revenues from policies included in the closed blocks, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed blocks inure solely to the benefit of policyholders included in the closed blocks and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed blocks and other portions of the Company’s general account, any of its separate accounts, or any affiliate of the Company without prior approval from the State of Michigan Department of Insurance and Financial Services.

If, over time, the aggregate performance of the assets and policies of a closed block is better than was assumed in funding that closed block, dividends to policyholders for that closed block will be increased. If, over time, the aggregate performance of the assets and policies of a closed block is less favorable than was assumed in funding that closed block, dividends to policyholders for that closed block will be reduced.

The assets and liabilities allocated to the closed blocks are recorded in the Company’s Consolidated Balance Sheets and Consolidated Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed blocks’ liabilities in excess of the carrying amount of the closed blocks’ assets at the date the closed blocks were established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed blocks that can be recognized in income over the period the policies in the closed blocks remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

If actual cumulative earnings of a closed block are greater than expected cumulative earnings of that block, only expected earnings will be recognized in that closed block’s income. Actual cumulative earnings in excess of expected cumulative earnings of a closed block represent undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the policyholders of that closed block as an additional policyholder dividend unless otherwise offset by future closed block performance that is less favorable than originally expected. If actual cumulative performance of a closed block is less favorable than expected, expected earnings for that

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

closed block will be recognized in net income, unless the policyholder dividend obligation has been reduced to zero, in which case actual earnings will be recognized in income. The policyholder dividend obligation for the JHLICO and JHUSA closed blocks was zero at December 31, 2013 and 2012.

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholder benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. For the JHLICO closed block policies, the principal income and expense items excluded from the closed block are management and maintenance expenses, commissions, and net investment income and realized investment gains and losses of investment assets outside the closed block that support the closed block business, all of which enter into the determination of total gross margins of closed block policies for the purpose of the amortization of deferred policy acquisition costs. There are no exclusions applicable to the JHUSA closed block. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed blocks are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed blocks as of the dates indicated:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	December 31,
	2013	2012

	(in millions)
Liabilities
Future policy benefits	$8,129	$8,258
Policyholders’ funds	71	74
Policyholder dividends payable	155	162
Other closed block liabilities	698	659

Total closed block liabilities	9,053	9,153

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$2,988; 2012—$2,733)	3,217	3,163
Mortgage loans on real estate	483	519
Investment real estate	722	710
Policy loans	1,585	1,589
Other invested assets	4	5

Total investments	6,011	5,986

Cash borrowings, cash, and cash equivalents	(489)	(513)
Accrued investment income	100	101
Amount due from and held for affiliates	2,076	2,047
Other closed block assets	486	588

Total assets designated to the closed block	8,184	8,209

Excess of closed block liabilities over assets designated to the closed block	869	944
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $268 and $322, respectively	497	597
Adjustment for deferred policy acquisition costs, net deferred income tax benefit of $81 and $111, respectively	(150)	(206)
Foreign currency translation adjustment	(51)	(79)

Total amounts included in accumulated other comprehensive income	296	312

Maximum future earnings to be recognized from closed block assets and liabilities	$1,165	$1,256

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHUSA Closed Block

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$499	$538	$558
Net investment income	291	339	331
Net realized investment income and other gains (losses)	265	111	67

Total revenues	1,055	988	956

Benefits and Expenses
Benefits to policyholders	575	656	668
Policyholder dividends	313	331	354
Amortization of deferred policy acquisition costs	-	94	14
Other closed block operating costs and expenses	27	29	29

Total benefits and expenses	915	1,110	1,065

Revenues, net of benefits and expenses	140	(122)	(109)
Income tax expense (benefit)	49	(43)	(41)

Revenues (losses), net of benefits and expenses and income taxes	$91	$(79)	$(68)

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2013	2012

	(in millions)
Beginning of period	$1,256	$1,177
Revenues, net of benefits and expenses and income taxes	(91)	79

End of period	$1,165	$1,256

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	December 31,
	2013	2012

	(in millions)
Liabilities
Future policy benefits	$10,229	$10,488
Policyholders’ funds	1,401	1,446
Policyholder dividends payable	325	324
Other closed block liabilities	246	418

Total closed block liabilities	12,201	12,676

Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2013—$6,174; 2012—$6,198)	6,353	6,839
Equity securities:
Available-for-sale—at fair value (cost: 2013—$4; 2012—$6)	8	9
Mortgage loans on real estate	1,982	2,176
Policy loans	1,504	1,449
Other invested assets	80	88

Total investments	9,927	10,561

Cash borrowings, cash, and cash equivalents	88	154
Accrued investment income	120	128
Other closed block assets	78	88

Total assets designated to the closed block	10,213	10,931

Excess of closed block liabilities over assets designated to the closed block	1,988	1,745
Portion of above representing accumulated other comprehensive income:
Unrealized appreciation, net of deferred income tax expense of $65 and $229, respectively	121	425

Maximum future earnings to be recognized from closed block assets and liabilities	$2,109	$2,170

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Closed Blocks - (continued)

JHLICO Closed Block

	Years ended December 31,
	2013	2012	2011

	(in millions)
Revenues
Premiums	$442	$514	$577
Net investment income	512	555	576
Net realized investment income and other gains (losses)	25	65	73

Total revenues	979	1,134	1,226

Benefits and Expenses
Benefits to policyholders	600	665	729
Policyholder dividends	263	289	412
Other closed block operating costs and expenses	22	12	52

Total benefits and expenses	885	966	1,193

Revenues, net of benefits and expenses	94	168	33
Income tax expense (benefit)	33	59	12

Revenues, net of benefits and expenses and income taxes	$61	$109	$21

Maximum future earnings from closed block assets and liabilities:

	December 31,
	2013	2012

	(in millions)
Beginning of period	$2,170	$2,279
Revenues, net of benefits and expenses and income taxes	(61)	(109)

End of period	$2,109	$2,170

Note 11 — Debt and Line of Credit

External short-term and long-term debt consisted of the following:

	December 31,
	2013	2012

	(in millions)
Long-term debt:
Surplus notes, 7.38% maturing in 2024	$472	$472
Fixed rate notes payable, interest ranging from 3.5% to 13.84% due in varying amounts to 2017	49	62
Less short-term debt	(49)	(14)

Total long-term debt	$472	$520

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Long-Term Debt

Aggregate maturities of long-term debt are as follows: 2014—$49 million; 2015—$0 million; 2016—$0 million; 2017—$0 million; 2018—$0 million; and thereafter—$472 million .

Interest expense on debt, included in other operating costs and expenses, was $38 million, $41 million, and $46 million in 2013, 2012 and 2011, respectively. Interest paid on debt was $37 million, $38 million, and $43 million in 2013, 2012 and 2011, respectively.

The fixed rate notes payable includes $35 million of collateralized debt and therefore ranks highest in priority. The remaining fixed rate notes payable are unsecured. Any payment of interest or principal on the surplus notes requires the prior approval of the Michigan Director of the Department of Insurance and Financial Services (the “Director”).

Consumer Notes

The Company issued consumer notes through its SignatureNotes program. The SignatureNotes investment product was sold through a broker-dealer network to retail customers in the form of publicly traded fixed and/or floating rate securities. SignatureNotes have a variety of maturities, interest rates, and call provisions. Interest ranging from 0.8% to 6.0% is due in varying amounts to 2032.

Aggregate maturities of consumer notes, net of unamortized dealer fees, are as follows: 2014—$239 million; 2015—$150 million; 2016— $67 million; 2017—$8 million; 2018—$44 million; and thereafter—$162 million.

Interest expense on consumer notes, included in other operating costs and expenses, was $29 million, $34 million, and $42 million in 2013, 2012 and 2011, respectively. Interest paid amounted to $30 million, $36 million, and $42 million in 2013, 2012 and 2011, respectively.

Line of Credit

At December 31, 2013, the Company, MFC, and other MFC subsidiaries had a committed line of credit through a group of banks totaling $500 million pursuant to a multi-year facility, which will expire in 2015. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, MFC is required to maintain a certain minimum level of net worth, and MFC and the Company are required to comply with certain other covenants, which were met at December 31, 2013. At December 31, 2013, MFC and its subsidiaries, including the Company, had no outstanding borrowings under the agreement.

At December 31, 2013, the Company had a committed line of credit agreement established by MLI totaling $1 billion, which will expire in 2018. MLI will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants as long as any amount is owed to the lender under the agreement. At December 31, 2013, the Company had no outstanding borrowings under the agreement.

At December 31, 2013, JHUSA and MIC share in a committed line of credit established by MFC totaling $1 billion, which will expire in 2018. MFC will commit, when requested, to loan funds at prevailing interest rates as determined in accordance with the line of credit agreement. Under the terms of the agreement, the Company is required to maintain a certain minimum level of net worth and comply with certain other covenants, as long as any amount is owed to the lender under the agreement. At December 31, 2013, the Company had no outstanding borrowings under the agreement.

Affiliated Debt and Loan Transactions

Affiliated debt and loan transactions are included in amounts due to affiliates or due from affiliates, respectively on the Consolidated Balance Sheets.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Debt and Line of Credit - (continued)

Pursuant to subordinated surplus notes dated September 30, 2008, the Company borrowed $405 million from an affiliate, John Hancock Insurance Agency, Inc. (“JHIA”). The notes mature on March 31, 2033. The interest rate is fixed at 7%, and interest is payable semi-annually. Interest expense was $29 million, $29 million, and $29 million for the years ended December 31, 2013, 2012 and 2011, respectively.

On December 22, 2006, the Company issued a subordinated note that was converted on September 30, 2008 to a subordinated surplus note. The outstanding amount to JHFC of $136 million is due December 15, 2016. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and December 15 of each year until payment in full. Interest expense was $2 million, $2 million, and $0 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The issuance of the above surplus notes by the Company was approved by the Director, and any payments of interest or principal on the surplus notes require the prior approval of the Director. The surplus notes are included with amounts due to affiliates on the Consolidated Balance Sheets.

Pursuant to a demand note receivable dated September 30, 2008, the Company has $295 million outstanding with MIC. The note, which was to have matured on March 31, 2013, was extended to March 31, 2018. Prior to March 31, 2013, the interest rate was calculated at a fluctuating rate equal to 3-month LIBOR plus 83 basis points per annum. Following the extension, the interest rate is calculated at a fluctuating rate equal to 3-month LIBOR plus 180 basis points per annum. Interest income was $6 million, $4 million, and $3 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Pursuant to a promissory note dated June 28, 2012, the Company borrowed $153 million from Manulife Finance Switzerland AG (“MFSA”). Interest on the loan is calculated at a fluctuating rate equal to 3-month LIBOR plus 90 basis points per annum and is payable quarterly. In addition, the Company renewed two previously outstanding promissory notes to MFSA with an outstanding balance of $7 million and combined these notes with the new note issued on June 28, 2012, thus bringing the total principal balance due to $160 million. On June 28, 2013, the maturity date was extended for a period of one year to June 28, 2014 with the terms noted above. Interest expense was $2 million and $1 million for the years ended December 31, 2013 and 2012, respectively.

Pursuant to a demand note dated December 20, 2012, the Company borrowed $130 million from MIC. The note matures on December 20, 2015. Interest on the loan is calculated at a fluctuating rate equal to the one-month LIBOR rate and is payable monthly. Interest expense was $0 million and $0 million for the years ended December 31, 2013 and 2012, respectively.

Note 12 — Income Taxes

The Company is included in the consolidated federal income tax return of JHFC. John Hancock Life and Health Insurance Company (“JHLH”), an affiliate, files a separate federal income tax return for a five-year period that began in 2010.

Income (loss) before income taxes includes the following:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Domestic	$2,326	$(766)	$(1,143)

Income (loss) before income taxes	$2,326	$(766)	$(1,143)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

The components of income taxes were as follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Current taxes:
Federal	$213	$(255)	$(233)
State	2	-	1

Total	215	(255)	(232)

Deferred taxes:
Federal	606	(378)	(100)
State	-	-	-

Total	606	(378)	(100)

Total income tax expense (benefit)	$821	$(633)	$(332)

A reconciliation of income taxes at the federal income tax rate to income tax expense (benefit) charged to operations follows:

	Years ended December 31,
	2013	2012	2011

	(in millions)
Tax at 35%	$814	$(268)	$(400)
Add (deduct):
Prior year taxes	18	(61)	27
Tax credits	(64)	(76)	(74)
Tax-exempt investment income	(6)	(29)	(31)
Lease income	147	27	1
Dividend received deduction	(109)	(113)	(102)
Change in tax reserves	(49)	(128)	67
Goodwill impairment	-	-	175
Valuation allowance	50	-	-
Foreign tax expense gross-up	9	10	3
Other	11	5	2

Total income tax expense (benefit)	$821	$(633)	$(332)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,
	2013	2012

	(in millions)
Deferred tax assets:
Policy reserves	$1,147	$2,401
Net operating loss carryforwards	928	661
Net capital loss carryforwards	-	-
Tax credits	878	831
Unearned revenue	601	523
Deferred compensation	66	53
Accrued interest	150	414
Policyholder dividends payable	84	91
Other	77	91

Sub-total deferred tax assets	3,931	5,065
Valuation allowance	(50)	-

Total deferred tax assets	3,881	5,065

Deferred tax liabilities
Unrealized investment gains on securities	1,091	2,954
Deferred policy acquisition costs	1,927	1,606
Intangible assets	904	946
Premiums receivable	33	36
Deferred sales inducements	103	57
Deferred gains	451	527
Securities and other investments	2,100	2,969
Other	230	188

Total deferred tax liabilites	6,839	9,283

Net deferred tax liabilities	$2,958	$4,218

At December 31, 2013, the Company had $2,652 million of net operating loss carryforwards which will expire between 2023 and 2028. At December 31, 2013, the Company had $878 million of tax credits, which consist of $661 million of general business credits, $206 million of foreign tax credits, and $11 million of alternative minimum tax credits. The general business credits begin to expire in tax year 2021 through tax year 2033. The foreign tax credits begin to expire in tax year 2013 through tax year 2023. The alternative minimum tax credits do not have an expiration date.

The Company has recorded a valuation allowance against specific general business tax credit carryforwards of $50 million for the year ended December 31, 2013. These tax credits were generated by the legacy JHFC group and are subject to the separate return limitation rules. These credits will not expire until 2019, however due to restrictions on the utilization, management believes that it is more likely than not that the Company will not realize the benefit. In assessing the need for a valuation allowance, management considered the future reversal of taxable temporary differences, future taxable income exclusive of reversing temporary differences, taxable income in the carry back period, as well as tax planning strategies. Tax planning strategies were considered to the extent they were both prudent and feasible and if implemented, would result in the realization of deferred tax assets.

In 2013, the Company received income tax refunds of $200 million from subsidiaries under the terms of its inter-company tax-sharing agreement and made income tax payments of $760 million to the Internal Revenue Service (“IRS”). In 2012, the Company received income tax refunds of $190 million from subsidiaries under the terms of its inter-company tax-sharing

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Income Taxes - (continued)

agreement and made income tax payments of $43 million to the IRS. In 2011, the Company received income tax refunds of $181 million from subsidiaries under the inter-company tax sharing agreement and received income tax refunds of $20 million from the IRS.

The Company files income tax returns in the U.S. federal jurisdiction and various state and local jurisdictions. The Company is under continuous examination by the IRS. Effective for 2010, the Company’s common parent JHFC merged into MHDLLC resulting in a new combined group. The returns for the new combined group have not yet been examined by the IRS. With respect to the legacy MHDLLC consolidated return group, the IRS audit for tax years prior to 2008 have been closed. For tax years 2008 and 2009, a refund claim is pending with the IRS Joint Committee. With respect to the legacy JHFC group, the IRS has completed its examinations of tax years 1997 through 2006. IRS has issued statutory notices of deficiency relating to issues in years 1997 through 2001 and the Company has resolved all issues with the IRS except leveraged leases, for which the Company filed a petition in the U.S. Tax Court. For tax years 2002 through 2004, all issues have been resolved except those pertaining to the Tax Court case. For tax years 2005 and 2006, the legacy JHFC group is currently in appeals. Tax years 2007 through 2009 are currently under examination by the IRS. Tax years 1997 through 2004 remain open until the Tax Court case is resolved.

On August, 5, 2013, the U.S. Tax Court issued an opinion in the litigation between the Company and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997-2001. Final judgment in the case is pending and expected in 2014. The Company is reviewing its appeals options and has made an advance payment of tax and interest that will come due upon final judgment to avoid further accrual of interest. There is no material impact to the Company’s financial position or results of operations as a result of the decision.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2013	2012

	(in millions)
Balance, beginning of year	$3,226	$2,477
Additions based on tax positions related to the current year	140	350
Payments	(565)	-
Additions for tax positions of prior years	23	616
Reductions for tax positions of prior years	(2,173)	(217)

Balance, end of year	$651	$3,226

Included in the balances as of December 31, 2013 and 2012, respectively, are $164 million and $237 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate. Included in the balances as of December 31, 2013 and 2012, respectively, are $487 million and $2,989 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company’s liability for unrecognized tax benefits may decrease in the next twelve months pending the outcome of remaining issues associated with the 1997 through 2009 IRS audit. A reasonable estimate of the decrease cannot be determined at this time; however, the Company believes that the ultimate resolution will not result in a material change to its consolidated financial statements. Excluding the effect of interest and penalties, this has no impact on the annual effective rate, but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest accrued and penalties in income tax expense. The Company recognized approximately $12 million and $34 million of interest benefit for the years ended December 31, 2013 and 2012, respectively, and $161 million of interest expense for the year ended December 31, 2011. The Company had approximately $422 million and $1,157 million accrued for interest as of December 31, 2013 and 2012, respectively. The Company did not recognize material penalties for the years ended December 31, 2013, 2012 and 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $2,328 million and $126 million, respectively, at December 31, 2013. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately 46% of these commitments expire in 2014 and the majority of the remainder expires by 2018.

The Company leases office space under non-cancelable operating lease agreements with various expiration dates. Rental expenses, net of sub-lease income, were $17 million, $18 million and $20 million for the years ended December 31, 2013, 2012 and 2011, respectively.

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. During 2012, the Company entered into a parking lease agreement, which expires on December 31, 2050. The terms of the lease agreements provide for adjustments in future periods. The future minimum lease payments, by year and in the aggregate, under these leases and other non-cancelable operating leases along with the associated sub-lease income are as follows:

	Non-cancelable Operating Leases	Sub-lease Income

	(in millions)
2014	36	14
2015	20	3
2016	12	-
2017	9	-
2018	6	-
Thereafter	361	-

Total	444	17

Other than the Company’s investment in real estate, the Company does not have any material sub-lease income related to its office space. Leasing of investment real estate is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

The Company’s investment in leveraged leases relates to equipment used primarily in the transportation industries; however, this type of leasing transaction is not a significant part of the Company’s business activities in terms of revenue, net income, or assets.

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no guarantees outstanding outside the scope of insurance accounting at December 31, 2013.

Contingencies. The Company is an investor in a number of leasing transactions. On August 5, 2013, the U.S. Tax Court issued an opinion in the litigation between John Hancock and the IRS involving the tax treatment of certain leveraged lease investments. The Court’s opinion effectively ruled against the Company with respect to deductions claimed for tax years 1997-2001. Final judgment in the case is pending and expected in 2014. The Company is reviewing its appeals options and has made an advance payment of tax and interest that will come due upon final judgment to avoid further accrual of interest. There is no material impact to the Company’s financial position or results of operations as a result of the decision.

The Company acts as an intermediary/broker in OTC derivative instruments. In these cases, the Company enters into derivative transactions on behalf of affiliated companies and then enters into offsetting derivative transactions with the affiliate. In the event of default of either party, the Company is still obligated to fulfill its obligations with the other party.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Commitments, Guarantees, Contingencies, and Legal Proceedings - (continued)

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, an employer, and a taxpayer. In addition, the Michigan Department of Insurance and Financial Services, state attorneys general, the SEC, the Financial Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. An estimation of the range of potential outcomes in any given matter is often unavailable until such matters have developed and sufficient information emerges to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals and estimates of reasonably possible losses or ranges of loss based on such reviews.

Note 14 — Shareholder’s Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

Accumulated Other Comprehensive Income (Loss)

The components of accumulated other comprehensive income (loss) were as follows:

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2011	$988	$234	$(44)	$4	$1,182
Gross unrealized investment gains (net of deferred income tax expense of $1,817)	3,371				3,371
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $373)	(692)				(692)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $355)	(659)				(659)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $418)	(775)				(775)

Net unrealized investment gains	1,245				1,245
Foreign currency translation adjustment (net of deferred income tax expense of $0)			13		13
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $957)		1,777			1,777
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $32)		(59)			(59)

Balance at December 31, 2011	$2,233	$1,952	$(31)	$4	$4,158

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2012	$2,233	$1,952	$(31)	$4	$4,158
Gross unrealized investment gains (net of deferred income tax expense of $902)	1,677				1,677
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $369)	(686)				(686)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $135)	(251)				(251)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $64)	118				118

Net unrealized investment gains	858				858
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			(50)		(50)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net gains on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax expense of $349)		648			648
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $113)		(209)			(209)

Balance at December 31, 2012	$3,091	$2,391	$(81)	$4	$5,405

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Net Accumulated Gain (loss) on Cash Flow Hedges	Foreign Currency Translation Adjustment	Additional Pension and Postretirement Unrecognized Net Periodic Benefit Cost	Accumulated Other Comprehensive Income (Loss)

	(in millions)
Balance at January 1, 2013	$3,091	$2,391	$(81)	$4	$5,405
Gross unrealized investment losses (net of deferred income tax benefit of $1,698)	(3,152)				(3,152)
Reclassification adjustment for gains realized in net income (net of deferred income tax expense of $66)	(123)				(123)
Adjustment for policyholder liabilities (net of deferred income tax expense of $260)	481				481
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax expense of $325)	603				603

Net unrealized investment losses	(2,191)				(2,191)
Foreign currency translation adjustment (net of deferred income tax benefit of $0)			(11)		(11)
Pension and postretirement benefits:
Change in prior service cost (net of deferred income tax benefit of $0)				-	-
Change in net actuarial loss (net of deferred income tax benefit of $0)				-	-
Net unrealized losses on split-dollar life insurance benefit (net of deferred income tax benefit of $0)				-	-
Net losses on the effective portion of the change in fair value of cash flow hedges (net of deferred income tax benefit of $509)		(944)			(944)
Reclassification of net cash flow hedge gains to net income (net of deferred income tax expense of $175)		(324)			(324)

Balance at December 31, 2013	$900	$1,123	$(92)	$4	$1,935

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Information regarding amounts reclassified out of each component of AOCI was as follows:

	Amounts Reclassified from AOCI (1)

	Year Ended December 31, 2013	Affected Line Item in Consolidated Statement of Operations

Unrealized investment gains (losses): (2) (3)
Net unrealized gains (losses)	$195	Other net realized investment and other gains (losses)
OTTI	(6)	Portion of loss recognized in other comprehensive income

Net realized gains (losses) before income tax	189
Income tax (expense) benefit	(66)

Net realized gains (losses), net of income tax	$123

Unrealized gains (losses) on derivatives—cash flow hedges:
Interest rate swaps	$500	Other net realized investment and other gains (losses)
Foreign currency swaps	(2)	Other net realized investment and other gains (losses)
Foreign currency forwards	-	Other net realized investment and other gains (losses)
Equity market contracts	-	Other net realized investment and other gains (losses)

Net gains (losses) on cash flow hedges, before income tax	498
Income tax (expense) benefit	(174)

Net gains (losses) on cash flow hedges, net of income tax	$324

Foreign currency translation adjustment:
Foreign currency translation adjustment, before income tax	$-	Other net realized investment and other gains (losses)
Income tax (expense) benefit	-

Foreign currency translation adjustment, net of income tax	$-

Total reclassifications for the year, net of income tax	$447

(1)	Positive amounts indicate gains/benefits reclassified out of AOCI. Negative amounts indicate losses/costs reclassified out of AOCI.
(2)	Amounts reflect investment gains (losses) that were previously unrealized and reclassified to the Consolidated Statements of Operations during the period as realized.
(3)	See table below for additional information on unrealized investment gains (losses), including the impact on deferred policy acquisition costs, deferred sales inducements, value of business acquired, unearned revenue liability, and policyholder liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Consolidated Balance Sheets as a component of shareholder’s equity are summarized below:

	Years ended December 31,

	2013	2012	2011

	(in millions)
Balance, end of year comprises:
Unrealized investment gains (losses) on:
Fixed maturity securities	$2,283	$7,378	$5,932
Equity securities	513	471	365
Other investments	19	5	33

Total (1)	2,815	7,854	6,330
Amounts of unrealized investment gains (losses) attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(714)	(1,642)	(1,824)
Policyholder liabilities	(716)	(1,456)	(1,070)
Deferred income taxes	(485)	(1,665)	(1,203)

Total	(1,915)	(4,763)	(4,097)

Net unrealized investment gains (losses)	$900	$3,091	$2,233

(1)	Includes unrealized investment gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Reinsurance Note for information on the associated MRBL reinsurance agreement.

Statutory Results

The Company and its wholly-owned subsidiaries, JHNY and JHLH, are required to prepare financial statements in accordance with accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan, New York, and Massachusetts, respectively.

The principal differences between statutory financial statements and financial statements prepared in accordance with USGAAP are that statutory financial statements do not reflect DAC, bonds may be carried at amortized cost, assets and liabilities are presented net of reinsurance, policy and contract obligations are generally valued using more conservative assumptions and certain assets are non-admitted.

Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. At December 31, 2013, JHUSA, JHNY and JHLH met the minimum RBC requirements.

Company	State of Domicile	Statutory Net Income (Loss)		Statutory Capital and Surplus

	(in millions)
		2013	2012	2013	2012

JHUSA	Michigan	$3,015	$221	$5,809	$5,794
JHNY	New York	466	69	1,284	1,005
JHLH	Massachusetts	82	12	683	665

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Shareholder’s Equity - (continued)

Under Michigan State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Director. Dividends to the shareholder that may be paid without prior approval of the Director are limited by the laws of the State of Michigan. Such dividends are permissible if, together with other dividends or distributions made within the preceding 12 months, they do not exceed the greater of 10% of the JHUSA surplus as of December 31 of the preceding year, or the net gain from operations for the 12 month period ending December 31 of the immediately preceding year. JHUSA paid a shareholder dividend of $300 million to MIC in 2013. JHUSA paid no shareholder dividends to MIC for the years ended December 31, 2012 and 2011.

Under New York State insurance laws, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Superintendent of Financial Services (the “Superintendent”). New York State law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the company’s statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. JHNY paid no shareholder dividends to JHUSA for the years ended December 31, 2013, 2012 and 2011.

Under Massachusetts insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Insurance Commissioner. Massachusetts law also limits the amount of total shareholder dividends that a life insurer may pay within a rolling 12-month period, without the prior permission of the Commissioner, to the greater of (i) 10% of its statutory policyholders’ surplus as of December 31 of the preceding year or (ii) the company’s statutory net gain from operations for the preceding year ending December 31. JHLH paid no shareholder dividends to JHUSA for the years ended December 31, 2013, 2012 and 2011.

Note 15 — Pension and Other Postretirement Benefit Plans

Retirement Plans. The Company participates in the John Hancock Pension Plan, a qualified defined benefit plan that covers substantially all of its employees. The Company also participates in the John Hancock Non-Qualified Pension Plan, a nonqualified defined benefit plan for employees whose qualified cash balance benefit is restricted by the Internal Revenue Code. Both plans are sponsored by MIC. The non-qualified defined benefit plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under this plan continue to be subject to the plan’s provisions.

The Company is jointly and severally liable for the funding requirements of the plans and will recognize its allocation, from MIC, of the required contributions to the plans as pension expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate payments into the trust for the qualified plan and payments to participants for the non-qualified plan. The expense for these plans was $42 million, $59 million and $41 million in 2013, 2012 and 2011, respectively.

The Company participates in the John Hancock Supplemental Retirement Plan, a non-qualified defined contribution plan maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for this plan was $16 million, $7 million and $6 million in 2013, 2012 and 2011, respectively. The prior non-qualified defined contribution plan was frozen except for grandfathered participants as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company also maintains separate rabbi trusts for the purpose of holding assets to be used to satisfy its obligations with respect to certain other non-qualified retirement plans of $406 million and $439 million at December 31, 2013 and 2012, respectively. In the event of insolvency of the Company, the rabbi trust assets can be used to satisfy claims of general creditors.

401 (k) Plans. The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. Both plans are sponsored by JHUSA. Expense is primarily comprised of the amounts the Company contributes to the plans, which fully matches eligible participants’ basic pre-tax or Roth contributions, subject to a 4% per participant maximum. The expense for the defined contribution plans was $19 million, $19 million and $19 million in 2013, 2012 and 2011, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 15 — Pension and Other Postretirement Benefit Plans - (continued)

Deferred Compensation Plan. The Company maintains the Deferred Compensation Plan for Certain Employees of John Hancock, and the Deferred Compensation Plan of the John Hancock Financial Network, both of which are deferred compensation plans sponsored by MFC. These plans are for a select group of management or highly compensated employees and certain qualified agents. The plans are fully funded and accounts are maintained by a third-party administrator. Under these plans, participants have the flexibility and opportunity to invest their plan balances in mutual funds. The liability for these plans at December 31, 2013 and 2012 was $89 million and $76 million, respectively.

Prior to January 1, 2006, the Company offered the Legacy Deferred Compensation Plan for Certain Employees of John Hancock Life Insurance Company (USA), the legacy plan, which is closed to new participation and is unfunded. These are notional accounts and all liabilities have remained with the Company and are paid out of general account assets when a distribution is taken. The liability for this plan at December 31, 2013 and 2012 was $18 million and $17 million, respectively.

Postretirement Benefit Plan. The Company participates in the John Hancock Employee Welfare Plan which is sponsored by MIC. Certain employees hired prior to January 1, 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum. The Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also, the number of years of service required to be eligible for the benefit was increased to 15 years for all participants.

Consistent with the pension plan, the Company is jointly and severally liable for the funding requirements of the plan and will recognize its allocation, from MIC, of the benefits earned by plan participants as postretirement benefits expense in its Consolidated Statements of Operations. The allocation is derived by utilizing participant data, provided by the plan actuary, to calculate claim payments to participants in these plans. The expense for this plan was $32 million, $30 million, and $46 million in 2013, 2012 and 2011, respectively.

Note 16 — Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•

Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Active markets are defined as having the following characteristics for the measured asset/liability; (i) many transactions, (ii) current prices, (iii) price quotes not varying substantially among market makers, (iv) narrow bid/ask spreads, and (v) most information is publicly available. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include exchange traded equity securities and certain separate account assets.

•

Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most fixed maturity securities are classified within Level 2. Also included in the Level 2 category are financial instruments that are priced using models with observable market inputs, including most derivative financial instruments and certain separate account assets and liabilities.

•

Level 3 – Fair value measurements using significant nonmarket observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include less liquid securities, such as structured asset-backed securities, commercial mortgage-backed

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

securities, and other securities that have little or no price transparency. Embedded and complex derivative financial instruments and separate account investments in timber and agriculture are also included in Level 3.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1 or 2. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The Company utilizes a Valuation Quality Assurance (“VQA”) team of security analysts. The MFC Chief Investment Officer has ultimate responsibility over the VQA team. The team ensures quality and completeness of all daily and monthly prices. Prices are received from external pricing vendors and brokers and are put through a quality assurance process which includes review of price movements relative to the market, comparison of prices between vendors, and internal matrix pricing. All inputs to our pricing matrix are external observable inputs extracted and entered by the VQA team. Broker quotes are used only when no external public vendor prices are available.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy:

•

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis and Reported in the Consolidated Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturity securities, equity securities, short-term investments, real estate joint ventures and other limited partnership interests, derivatives, and separate account assets and liabilities. Assets measured at fair value on a nonrecurring basis include limited partnership interests, goodwill and other intangible assets, which are reported at fair value only in the period in which an impairment is recognized.

•

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis – This category includes mortgage loans on real estate, policy loans, cash and cash equivalents, consumer notes, debt and affiliated debt, and policyholders’ funds.

Assets and Liabilities Measured and Disclosed at Fair Value on a Recurring Basis

Fixed Maturity Securities

For fixed maturity securities, including corporate debt, U.S. Treasury, commercial and residential mortgage-backed securities, asset-backed securities, collateralized debt obligations, issuances by foreign governments, and obligations of state and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility, and prepayment speeds. These fixed maturity securities are classified within Level 2. Fixed maturity securities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities

Equity securities are comprised of common stock and are classified within Level 1, as fair values are based on quoted market prices in active markets. Common stocks not traded in active markets are classified within Level 3.

Short-Term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase. Those that are traded in active markets are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Real Estate Joint Ventures and Other Limited Partnership Interests

The amounts disclosed in the following tables consist of those investments accounted for using the cost method. The estimated fair values for such cost method investments are generally based on the Company’s share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for OTC derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

The Company holds assets and liabilities classified as embedded derivatives on the Consolidated Balance Sheets. These assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded on the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many observable factors including, but not limited to, market conditions, credit ratings, and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of embedded derivatives that could materially affect net income. Embedded derivatives which are valued using observable market inputs are classified within Level 2 of the fair value hierarchy. Some embedded derivatives, mainly benefit guarantees for variable annuity products, utilize significant pricing inputs which are unobservable. These unobservable inputs are received from third party valuation experts and include equity volatility, mortality rates, lapse rates and utilization rates. Embedded derivatives with significant unobservable inputs are classified within Level 3.

The fair value of embedded derivatives related to GMIB and GMWB is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer; therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt, as well as its claims paying ability. Nonperformance risk is also reflected in the reinsurance GMIB assets held by the Company. The credit risk of the

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

reinsurance companies is most representative of the nonperformance risk for the reinsurance GMIB assets and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt. As such, the reinsurance contract embedded derivatives are classified within Level 2.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Consolidated Balance Sheets representing the difference between the adjusted statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other gains (losses). The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets and Liabilities

Separate account assets are carried at fair value and reported as a summarized total on the Consolidated Balance Sheets. Assets owned by the Company’s separate accounts primarily include investments in funds, fixed maturity securities, equity securities, real estate, short-term investments, and cash and cash equivalents. For separate accounts structured as a non-unitized fund, the fair value of the separate account assets is based on the fair value of the underlying assets owned by the separate account. For separate accounts structured as a unitized fund, the fair value of separate account assets is based on the fair value of the underlying funds owned by the separate account. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets.

The fair value of fund investments is based upon quoted market prices or reported NAV. Fund investments that are traded in an active market and have a NAV that the Company can access at the measurement date are classified within Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account and may be classified within Level 1, 2, or 3, accordingly.

Separate account assets classified as Level 3 consist primarily of fixed maturity and equity investments in private companies, which own timber and agriculture and carry it at fair value. The values of the timber and agriculture investments are estimated using generally accepted valuation techniques. A comprehensive appraisal is performed shortly after initial purchase and at two or three-year intervals thereafter. Appraisal updates are conducted according to client contracts, generally at one-year or six-month intervals. In the quarters in which an investment is not independently appraised or its valuation updated, the market value is reviewed by management. The valuation of an investment is adjusted only if there has been a significant change in economic circumstances related to the investment since acquisition or the most recent independent valuation and upon the independent appraiser’s review and concurrence with management. Further, these valuations are prepared giving consideration to the income, cost, and sales comparison approaches of estimating asset value. The significant unobservable inputs used in the fair value measurement of the Company’s timberland investments are harvest volumes, timber prices, operating costs and discount rates. Significant changes to any one of these inputs in isolation could result in a significant change to fair value measurement. Holding other factors constant, an increase to either harvest volumes or timber prices would tend to increase the fair value of a timberland investment, while an increase in operating costs or discount rate would have the opposite effect. These investments are classified as Level 3 by the companies owning them, and therefore the equity investments in these companies are considered to be Level 3 by the Company.

Assets and Liabilities Disclosed at Fair Value on a Recurring Basis

Mortgage Loans on Real Estate

The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy Loans

These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and Cash Equivalents

The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Policyholders’ Funds

Policyholders’ funds include guaranteed investment contracts, funding agreements, fixed-rate deferred annuities, term certain and supplementary contracts without life contingencies, and certain balances that can be withdrawn by the policyholder at any time without prior notice or penalty. The fair values associated with guaranteed investment contracts, funding agreements, term certain and supplementary contracts without life contingencies are determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread. The fair value of fixed-rate deferred annuities is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rate, volatility, etc.) observable at the valuation date. For those balances that can be withdrawn by the policyholder at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the policyholder as of the reporting date, which is generally the carrying value.

Debt and Affiliated Debt

The fair value of the Company’s short-term and long-term debt and affiliated debt transactions is estimated using discounted cash flows based on the Company’s incremental borrowing rates for similar type of borrowing arrangements. Short-term debt and long-term debt includes fixed rate notes. Affiliated debt includes variable and fixed rate notes receivable from and payable to related parties.

Consumer Notes

The fair value of consumer notes is determined by projecting cash flows and discounting the cash flows at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for assets and liabilities that are reported at fair value in the Consolidated Balance Sheets:

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturity securities available-for-sale (1):
Corporate debt securities (5)	$39,185	$39,185	$-	$36,272	$2,913
Commercial mortgage-backed securities	781	781	-	496	285
Residential mortgage-backed securities	167	167	-	4	163
Collateralized debt obligations	53	53	-	5	48
Other asset-backed securities	1,025	1,025	-	1,002	23
U.S. Treasury and agency securities	8,881	8,881	-	8,876	5
Obligations of states and political subdivisions (6)	4,630	4,630	-	4,491	139
Debt securities issued by foreign governments	1,553	1,553	-	1,553	-

Total fixed maturity securities available-for-sale	56,275	56,275	-	52,699	3,576

Fixed maturity securities held-for-trading:
Corporate debt securities (5)	965	965	-	930	35
Commercial mortgage-backed securities	59	59	-	49	10
Residential mortgage-backed securities	1	1	-	-	1
Collateralized debt obligations	-	-	-	-	-
Other asset-backed securities	28	28	-	28	-
U.S. Treasury and agency securities	69	69	-	69	-
Obligations of states and political subdivisions (6)	80	80	-	71	9
Debt securities issued by foreign governments	14	14	-	14	-

Total fixed maturity securities held-for-trading	1,216	1,216	-	1,161	55

Equity securities available-for-sale	191	191	191	-	-
Equity securities held-for-trading	284	284	284	-	-
Short-term investments	2,892	2,892	-	2,892	-
Other invested assets (2)	375	375	-	-	375
Derivative assets (3):
Interest rate swaps	7,290	7,290	-	7,283	7
Interest rate treasury locks	-	-	-	-	-
Interest rate options	21	21	-	-	21
Interest rate futures	-	-	-	-	-
Foreign currency swaps	117	117	-	117	-
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	36	36	-	-	36
Equity options	248	248	-	26	222
Equity index futures	-	-	-	-	-
Credit default swaps	8	8	-	8	-
Embedded derivatives (4):
Reinsurance contracts	-	-	-	-	-
Benefit guarantees (7)	1,230	1,230	-	-	1,230
Assets held in trust (8)	2,565	2,565	928	1,595	42
Separate account assets	154,258	154,258	146,845	5,194	2,219

Total assets at fair value	$227,006	$227,006	$148,248	$70,975	$7,783

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$5,113	$5,113	$-	$5,113	$-
Interest rate treasury locks	385	385	-	-	385
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	296	296	-	277	19
Foreign currency forwards	1	1	-	1	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	-	-	-	-	-
Equity options	-	-	-	-	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	2,329	2,329	-	2,329	-
Participating pension contracts	115	115	-	115	-
Benefit guarantees (7)	257	257	-	-	257

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Separate account liabilities	154,258	154,258	146,845	5,194	2,219

Total liabilities at fair value	$162,754	$162,754	$146,845	$13,029	$2,880

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	December 31, 2012
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturity securities available-for-sale (1):
Corporate debt securities (5)	$41,693	$41,693	$-	$38,004	$3,689
Commercial mortgage-backed securities	1,394	1,394	-	1,166	228
Residential mortgage-backed securities	242	242	-	4	238
Collateralized debt obligations	106	106	-	6	100
Other asset-backed securities	894	894	-	847	47
U.S. Treasury and agency securities	12,095	12,095	-	12,095	-
Obligations of states and political subdivisions (6)	5,394	5,394	-	4,831	563
Debt securities issued by foreign governments	1,467	1,467	-	1,467	-

Total fixed maturity securities available-for-sale	63,285	63,285	-	58,420	4,865

Fixed maturity securities held-for-trading:
Corporate debt securities (5)	997	997	-	955	42
Commercial mortgage-backed securities	145	145	-	134	11
Residential mortgage-backed securities	1	1	-	-	1
Collateralized debt obligations	2	2	-	1	1
Other asset-backed securities	24	24	-	23	1
U.S. Treasury and agency securities	190	190	-	190	-
Obligations of states and political subdivisions (6)	81	81	-	70	11
Debt securities issued by foreign governments	1	1	-	1	-

Total fixed maturity securities held-for-trading	1,441	1,441	-	1,374	67

Equity securities available-for-sale	386	386	386	-	-
Equity securities held-for-trading	252	252	252	-	-
Short-term investments	2,145	2,145	-	2,145	-
Other invested assets (2)	367	367	-	-	367
Derivative assets (3):
Interest rate swaps	11,502	11,502	-	11,484	18
Interest rate treasury locks	-	-	-	-	-
Interest rate options	43	43	-	-	43
Interest rate futures	-	-	-	-	-
Foreign currency swaps	268	268	-	268	-
Foreign currency forwards	10	10	-	10	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	5	5	-	-	5
Equity options	5	5	-	5	-
Equity index futures	-	-	-	-	-
Credit default swaps	6	6	-	6	-
Embedded derivatives (4):
Reinsurance contracts	14	14	-	14	-
Benefit guarantees (7)	2,701	2,701	-	-	2,701
Assets held in trust (8)	2,487	2,487	886	1,546	55
Separate account assets	140,626	140,626	132,994	5,409	2,223

Total assets at fair value	$225,543	$225,543	$134,518	$80,681	$10,344

Liabilities:
Derivatives liabilities (3):
Interest rate swaps	$4,499	$4,499	$-	$4,498	$1
Interest rate treasury locks	-	-	-	-	-
Interest rate options	-	-	-	-	-
Interest rate futures	-	-	-	-	-
Foreign currency swaps	562	562	-	517	45
Foreign currency forwards	-	-	-	-	-
Foreign currency futures	-	-	-	-	-
Equity total return swaps	6	6	-	-	6
Equity options	1	1	-	1	-
Equity index futures	-	-	-	-	-
Credit default swaps	-	-	-	-	-
Embedded derivatives (4):
Reinsurance contracts	3,371	3,371	-	3,371	-
Participating pension contracts	129	129	-	129	-
Benefit guarantees (7)	1,217	1,217	-	-	1,217
Separate account liabilities	140,626	140,626	132,994	5,409	2,223

Total liabilities at fair value	$150,411	$150,411	$132,994	$13,925	$3,492

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

(1)	Fixed maturity securities available-for-sale exclude leveraged leases of $1,723 million and $1,711 million at December 31, 2013 and 2012, respectively. The Company calculates the carrying value of its leveraged leases by accruing income at its expected internal rate of return.
(2)	Other invested assets exclude equity method and cost-accounted investments of $5,113 million and $4,488 million at December 31, 2013 and 2012, respectively.
(3)	Derivative assets and liabilities are presented gross to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 rollforward.
(4)	Embedded derivatives related to fixed maturity securities and reinsurance contracts are reported as part of the derivative asset or liability on the Consolidated Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Consolidated Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Consolidated Balance Sheets.
(5)	Fair value of the Level 3 corporate debt securities is determined based on discounted cash flow models using discount rates based on credit spreads, yields, or price levels of publicly traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input is the yield at or beyond the 30 year point and ranged from 0 to 61 basis points and 0 to 61 basis points during 2013 and 2012, respectively.
(6)	Fair value of the Level 3 obligations of states and political subdivisions is determined based on discounted cash flow models using discount rates based on credit spreads, yields, or price levels of publicly traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input is the yield at or beyond the 30 year point and ranged from 0 to 361 basis points and 97 to 364 basis points during 2013 and 2012, respectively.
(7)	Fair value of the Level 3 benefit guarantees is determined based on discounted cash flow models. The significant unobservable inputs are equity implied volatility, base lapse rates, dynamic lapse rates, mortality rates, and 0% utilization rates. These inputs ranged from 0% to 37%, 1% to 40%, 0% to 50%, 0% to 40%, and 80% to 100% in 2013, respectively. These inputs ranged from 0% to 35%, 1% to 35%, 0% to 70%, 0% to 38%, and 80% to 100% in 2012, respectively.
(8)	Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See the Reinsurance Note for information on the associated MRBL reinsurance agreement. The fair value of the trust assets is determined on a basis consistent with the methodologies described herein for similar financial instruments.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

The table below presents the fair value by fair value hierarchy level for certain assets and liabilities that are not reported at fair value in the Consolidated Balance Sheet, but are disclosed at fair value.

	December 31, 2013
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$13,412	$14,535	$-	$-	$14,535
Policy loans	5,405	5,405	-	5,405	-
Cash and cash equivalents	2,541	2,541	2,541	-	-
Affiliated debt	295	295	-	295	-

Total Assets	$21,653	$22,776	$2,541	$5,700	$14,535

Liabilities
Consumer notes	$666	$685	$-	$-	$685
Debt	521	590	-	590	-
Policyholders’ funds	14,747	14,970	-	1,414	13,556
Affiliated debt	831	831	-	831	-

Total Liabilities	$16,765	$17,076	$-	$2,835	$14,241

	December 31, 2012
	Carrying Value	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets
Mortgage loans on real estate	$13,192	$15,065	$-	$-	$15,065
Policy loans	5,264	5,264	-	5,264	-
Cash and cash equivalents	3,446	3,446	3,446	-	-
Affiliated debt	295	295	-	295	-

Total Assets	$22,197	$24,070	$3,446	$5,559	$15,065

Liabilities
Consumer notes	$716	$757	$-	$-	$757
Debt	534	593	-	593	-
Policyholders’ funds	15,588	15,916	-	1,325	14,591
Affiliated debt	831	831	-	831	-

Total Liabilities	$17,669	$18,097	$-	$2,749	$15,348

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company’s policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. During the years ended December 31, 2013 and 2012, the Company did not have any transfers from Level 1 to Level 2. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company did not transfer assets from Level 2 to Level 1 during the years ended December 31, 2013 and 2012.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2013, 2012 and 2011 are summarized as follows:

	Balance at January 1, 2013	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2013	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$3,689	$(66)	$(249)	$984	$-	$(41)	$(699)	$418	$(1,123)	$2,913	$-
Commercial mortgage-backed securities	228	(20)	36	85	-	(8)	(37)	3	(2)	285	-
Residential mortgage-backed securities	238	22	27	-	-	(54)	(70)	-	-	163	-
Collateralized debt obligations	100	28	4	-	-	(34)	(50)	-	-	48	-
Other asset-backed securities	47	8	(6)	2	-	-	(24)	-	(4)	23	-
US Treasury securities and obligations of US govt corporation and agencies (AFS)	-	-	5	-	-	-	-	-	-	5	-
Obligations of states and political subdivisions	563	-	(38)	153	-	-	(159)	-	(380)	139	-

Total fixed maturity securities available-for-sale	4,865	(28)	(221)	1,224	-	(137)	(1,039)	421	(1,509)	3,576	-

Fixed maturity securities held-for-trading:
Corporate debt securities	42	(9)	-	7	-	(5)	10	-	(10)	35	(3)
Commercial mortgage-backed securities	11	2	-	-	-	(3)	-	-	-	10	2
Residential mortgage-backed securities	1	-	-	-	-	-	-	-	-	1	-
Collateralized debt obligations	1	1	-	-	-	(1)	(1)	-	-	-	-
Other asset-backed securities	1	-	-	-	-	-	(1)	-	-	-	-
Obligations of states and political subdivisions	11	(2)	-	-	-	-	-	-	-	9	(2)

Total fixed maturity securities held-for-trading	67	(8)	-	7	-	(9)	8	-	(10)	55	(3)

Other invested assets	367	20	6	109	-	(36)	(106)	51	(36)	375	(4)
Net derivatives	14	(452)	27	287	-	(6)	-	-	12	(118)	(175)
Net embedded derivatives (4)	1,484	(511)	-	-	-	-	-	-	-	973	(511)
Assets held in trust	55	3	(9)	11	-	(7)	-	-	(11)	42	-
Separate account assets/ liabilities (5)	2,223	161	-	31	-	(195)	-	-	(1)	2,219	1

Total	$9,075	$(815)	$(197)	$1,669	$-	$(390)	$(1,137)	$472	$(1,555)	$7,122	$(692)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

		Net realized/unrealized gains (losses) included in:						Transfers			Change in unrealized gains (losses) included in earnings on instruments still held
	Balance at January 1, 2012	Earnings (1)	AOCI (2)	Purchases	Issuances	Sales	Settlements	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2012

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$4,148	$78	$127	$1,759	$-	$(1,478)	$(217)	$50	$(778)	$3,689	$-
Commercial mortgage-backed securities	298	(21)	48	41	-	(23)	(109)	1	(7)	228	-
Residential mortgage-backed securities	361	(47)	132	85	-	(206)	(87)	-	-	238	-
Collateralized debt obligations	114	(29)	36	8	-	(13)	(16)	-	-	100	-
Other asset-backed securities	44	5	8	8	-	(7)	(11)	-	-	47	-
Obligations of states and political subdivisions	536	12	3	106	-	(74)	-	20	(40)	563	-

Total fixed maturity securities available-for-sale	5,501	(2)	354	2,007	-	(1,801)	(440)	71	(825)	4,865	-

Fixed maturity securities held-for-trading
Corporate debt securities	52	5	-	9	-	(3)	(1)	2	(22)	42	5
Commercial mortgage-backed securities	11	1	-	-	-	-	-	-	(1)	11	3
Residential mortgage-backed securities	2	-	-	-	-	-	(1)	-	-	1	-
Collateralized debt obligations	3	-	-	-	-	-	(2)	-	-	1	-
Other asset-backed securities	-	1	-	-	-	-	-	-	-	1	-
Obligations of states and political subdivisions	10	1	-	-	-	-	-	-	-	11	1

Total fixed maturity securities held-for-trading	78	8	-	9	-	(3)	(4)	2	(23)	67	9

Other invested assets	425	54	(31)	111	(16)	(176)	-	-	-	367	6
Net derivatives	8	(13)	5	45	-	7	-	-	(38)	14	34
Net embedded derivatives (4)	1,745	(256)	-	-	-	-	-	-	(5)	1,484	(256)
Assets held in trust	72	-	-	-	-	-	(2)	-	(15)	55	-
Separate account assets/liabilities (5)	2,152	101	-	111	-	(141)	-	-	-	2,223	-

Total	$9,981	$(108)	$328	$2,283	$(16)	$(2,114)	$(446)	$73	$(906)	$9,075	$(207)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

	Balance at January 1, 2011	Net realized/unrealized gains (losses) included in:		Purchases	Issuances	Sales	Settlements	Transfers		Balance at December 31, 2011	Change in unrealized gains (losses) included in earnings on instruments still held
		Earnings (1)	AOCI (2)					Into Level 3 (3)	Out of Level 3 (3)

	(in millions)
Fixed maturity securities available-for-sale:
Corporate debt securities	$3,301	$13	$200	$872	$-	$-	$(424)	$336	$(150)	$4,148	$-
Commercial mortgage-backed securities	485	(17)	(11)	-	-	-	(159)	-	-	298	-
Residential mortgage-backed securities	450	1	17	-	-	-	(107)	-	-	361	-
Collateralized debt obligations	103	(6)	29	-	-	-	(12)	-	-	114	-
Other asset-backed securities	79	(7)	1	-	-	-	(25)	16	(20)	44	-
Obligations of states and political subdivisions	408	-	55	87	-	-	-	-	(14)	536	-

Total fixed maturity securities available-for-sale	4,826	(16)	291	959	-	-	(727)	352	(184)	5,501	-

Fixed maturity securities held-for-trading
Corporate debt securities	36	14	-	23	-	-	(3)	-	(18)	52	14
Commercial mortgage-backed securities	15	(1)	-	-	-	-	(3)	-	-	11	(1)
Residential mortgage-backed securities	3	-	-	-	-	-	(1)	-	-	2	-
Collateralized debt obligations	3	-	-	-	-	-	-	-	-	3	-
Other asset-backed securities	1	-	-	-	-	-	-	-	(1)	-	-
Obligations of states and political subdivisions	-	1	-	9	-	-	-	-	-	10	1

Total fixed maturity securities held-for-trading	58	14	-	32	-	-	(7)	-	(19)	78	14

Other invested assets	230	20	(3)	75	-	(6)	(50)	159	-	425	22
Net derivatives	19	1	19	13	-	-	-	-	(44)	8	2
Net embedded derivatives (4)	967	778	-	-	-	-	-	-	-	1,745	778
Assets held in trust	61	-	12	-	-	-	(1)	-	-	72	12
Separate account assets/ liabilities (5)	2,075	(14)	53	67	-	-	(29)	-	-	2,152	60

Total	$8,236	$783	$372	$1,146	$-	$(6)	$(814)	$511	$(247)	$9,981	$888

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 16 — Fair Value Measurements - (continued)

1)	This amount is included in net realized investment and other gains (losses) on the Consolidated Statements of Operations.
2)	This amount is included in net unrealized investment gains (losses) within AOCI on the Consolidated Balance Sheets.
3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
4)	The earnings amount is included in benefits to policyholders on the Consolidated Statements of Operations.
5)	Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose liability is reflected within separate account liabilities.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Assets Measured at Fair Value on a Nonrecurring Basis

Certain assets are reported at fair value on a nonrecurring basis, including investments such as, limited partnership interests, goodwill and other intangible assets, which are reported at fair value only in the period in which an impairment is recognized. The fair value is calculated using models that are widely accepted in the financial services industry. For the years ended December 31, 2013 and 2012, the Company did not record a goodwill impairment. During the year ended December 31, 2011, the Company recorded a goodwill impairment of $500 million and the fair value measurement was classified as Level 3. For additional information regarding the impairments, see the Goodwill, Value of Business Acquired, and Other Intangible Assets Note.

Note 17 — Segment Information

The Company operates in the following three business segments: (1) Insurance and (2) Wealth Management, which primarily serve retail and institutional customers and (3) Corporate and Other, which includes the institutional advisory business, the reinsurance operations, and certain corporate operations.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products and individual and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing. In 2012, the Company’s remaining international insurance operations were transferred to the Corporate and Other Segment.

Wealth Management Segment. Offers annuities and mutual fund products and services. These businesses also offer a variety of retirement products to group benefit plans. Annuity contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These businesses distribute products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks. As discussed in the Summary of Significant Accounting Policies Note, the Company suspended sales of all its individual and group fixed and variable annuities.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

Corporate and Other Segment. Primarily consists of certain corporate operations, the institutional advisory business, reinsurance operations, and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the operating segments, and certain non-recurring expenses not allocated to the segments. The income statement impact of goodwill impairment charges are reported in this segment. In 2012, the Company’s remaining international insurance operations were transferred from the Insurance Segment.

The accounting policies of the segments are the same as those described in the Summary of Significant Accounting Policies Note. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following tables summarize selected financial information by segment for the periods indicated. Included in the Insurance Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed blocks. For additional information on the closed blocks, see the Closed Blocks Note.

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2013
Revenues from external customers	$5,034	$2,185	$177	$7,396
Net investment income	3,104	1,477	461	5,042
Net realized investment and other gains (losses)	(1,043)	(2,847)	(388)	(4,278)
Inter-segment	-	-	-	-

Revenues	$7,095	$815	$250	$8,160

Net income (loss)	$200	$967	$338	$1,505

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$258	$91	$(9)	$340
Carrying value of investments under the equity method	3,976	855	243	5,074
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	(205)	(94)	1	(298)
Goodwill impairment	-	-	-	-
Interest expense	-	-	38	38
Income tax expense (benefit)	79	273	469	821
Segment assets	101,993	170,106	24,430	296,529

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS – (CONTINUED)

Note 17 — Segment Information - (continued)

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2012
Revenues from external customers	$5,118	$2,253	$295	$7,666
Net investment income	2,956	1,641	(38)	4,559
Net realized investment and other gains (losses)	(269)	(1,606)	(293)	(2,168)
Inter-segment	-	-	-	-

Revenues	$7,805	$2,288	$(36)	$10,057

Net income (loss)	$(220)	$94	$(7)	$(133)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$208	$28	$(18)	$218
Carrying value of investments under the equity method	3,259	912	287	4,458
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,001	384	-	1,385
Goodwill impairment	-	-	-	-
Interest expense	-	-	41	41
Income tax expense (benefit)	(174)	(381)	(78)	(633)
Segment assets	101,334	163,135	25,905	290,374

	Insurance	Wealth Management	Corporate and Other	Total

	(in millions)
2011
Revenues from external customers	$6,288	$2,166	$383	$8,837
Net investment income	2,831	1,824	334	4,989
Net realized investment and other gains (losses)	1,108	2,004	23	3,135
Inter-segment revenues	-	-	-	-

Revenues	$10,227	$5,994	$740	$16,961

Net income (loss)	$30	$(200)	$(641)	$(811)

Supplemental Information:
Equity in net income (loss) of investees accounted for under the equity method	$178	$46	$(2)	$222
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	1,673	1,167	1	2,841
Goodwill impairment	-	-	500	500
Interest expense	-	-	47	47
Income tax expense (benefit)	(19)	(246)	(67)	(332)

The Company operates primarily in the United States and has no reportable major customers.

Note 18 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2013 consolidated financial statements through the date on which the consolidated financial statements were issued.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Audited Financial Statements

Year ended December 31, 2013 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Audited Financial Statements

Year ended December 31, 2013

Report of Independent Registered Public Accounting Firm

Board of Directors of the John Hancock Life Insurance Company (U.S.A.) and Contract Owners of John Hancock Life Insurance Company (U.S.A.) Separate Account N

“Active” sub-accounts

500 Index Trust B Series 0	Franklin Templeton Founding Allocation Trust Series 1
Active Bond Trust Series 0	Fundamental All Cap Core Trust Series 0
Active Bond Trust Series 1	Fundamental All Cap Core Trust Series 1
All Cap Core Trust Series 0	Fundamental Large Cap Value Trust Series 0
All Cap Core Trust Series 1	Fundamental Large Cap Value Trust Series 1
Alpha Opportunities Trust Series 0	Fundamental Value Trust Series 0
Alpha Opportunities Trust Series 1	Fundamental Value Trust Series 1
American Asset Allocation Trust Series 1	Global Bond Trust Series 0
American Global Growth Trust Series 1	Global Bond Trust Series 1
American Growth Trust Series 1	Global Trust Series 0
American Growth-Income Trust Series 1	Global Trust Series 1
American International Trust Series 1	Health Sciences Trust Series 0
American New World Trust Series 1	Health Sciences Trust Series 1
Blue Chip Growth Trust Series 0	High Yield Trust Series 0
Blue Chip Growth Trust Series 1	High Yield Trust Series 1
Bond Trust Series 0	International Core Trust Series 0
Bond Trust Series 1	International Core Trust Series 1
Capital Appreciation Trust Series 0	International Equity Index Trust B Series 0
Capital Appreciation Trust Series 1	International Equity Index Trust B Series 1
Capital Appreciation Value Trust Series 0	International Growth Stock Trust Series 0
Capital Appreciation Value Trust Series 1	International Growth Stock Trust Series 1
Core Bond Trust Series 0	International Small Company Trust Series 0
Core Bond Trust Series 1	International Small Company Trust Series 1
Core Strategy Trust Series 0	International Value Trust Series 0
Core Strategy Trust Series 1	International Value Trust Series 1
Emerging Markets Value Trust Series 0	Investment Quality Bond Trust Series 0
Emerging Markets Value Trust Series 1	Investment Quality Bond Trust Series 1
Equity-Income Trust Series 0	Lifestyle Aggressive Trust Series 0
Equity-Income Trust Series 1	Lifestyle Aggressive Trust Series 1
Financial Services Trust Series 0	Lifestyle Balanced Trust Series 0
Financial Services Trust Series 1	Lifestyle Balanced Trust Series 1
Franklin Templeton Founding Allocation Trust Series 0	Lifestyle Conservative Trust Series 0

Report of Independent Registered Public Accounting Firm

Lifestyle Conservative Trust Series 1	Small Cap Index Trust Series 1
Lifestyle Growth Trust Series 0	Small Cap Opportunities Trust Series 0
Lifestyle Growth Trust Series 1	Small Cap Opportunities Trust Series 1
Lifestyle Moderate Trust Series 0	Small Cap Value Trust Series 0
Lifestyle Moderate Trust Series 1	Small Cap Value Trust Series 1
Mid Cap Index Trust Series 0	Small Company Value Trust Series 0
Mid Cap Index Trust Series 1	Small Company Value Trust Series 1
Mid Cap Stock Trust Series 0	Strategic Income Opportunities Trust Series 0
Mid Cap Stock Trust Series 1	Strategic Income Opportunities Trust Series 1
Mid Value Trust Series 0	Total Bond Market Trust B Series 0
Mid Value Trust Series 1	Total Return Trust Series 0
Money Market Trust B Series 0	Total Return Trust Series 1
Money Market Trust Series 1	Total Stock Market Index Trust Series 0
Natural Resources Trust Series 0	Total Stock Market Index Trust Series 1
Natural Resources Trust Series 1	Ultra Short Term Bond Trust Series 0
Real Estate Securities Trust Series 0	Ultra Short Term Bond Trust Series 1
Real Estate Securities Trust Series 1	U.S. Equity Trust Series 0
Real Return Bond Trust Series 0	U.S. Equity Trust Series 1
Real Return Bond Trust Series 1	Utilities Trust Series 0
Science & Technology Trust Series 0	Utilities Trust Series 1
Science & Technology Trust Series 1	Value Trust Series 0
Short Term Government Income Trust Series 0	Value Trust Series 1
Short Term Government Income Trust Series 1	All Asset Portfolio
Small Cap Growth Trust Series 0	Brandes International Equity
Small Cap Growth Trust Series 1	Frontier Capital Appreciation
Small Cap Index Trust Series 0	Large Cap Growth

“Closed” sub-accounts

All Cap Value Trust Series 0	Disciplined Diversification Trust Series 0
All Cap Value Trust Series 1	Disciplined Diversification Trust Series 1
American Global Small Capitalization Trust Series 1	Fundamental Holdings Trust Series 1
American High-Income Bond Trust Series 1	Global Diversification Trust Series 1
Core Allocation Plus Trust Series 0	Smaller Company Growth Trust Series 0
Core Allocation Plus Trust Series 1	Smaller Company Growth Trust Series 1

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”), comprised of the active sub-accounts as of December 31, 2013, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account N at December 31, 2013, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Chartered Accountants

Licensed Public Accountants

Toronto, Canada

March 28, 2014

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2013

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Variable Insurance Trust portfolios:
500 Index Trust B Series 0 - 2,374,606 shares (cost $43,820,059)	$55,399,561
Active Bond Trust Series 0 - 18,707 shares (cost $191,588)	179,586
Active Bond Trust Series 1 - 57,945 shares (cost $579,542)	556,274
All Cap Core Trust Series 0 - 42,289 shares (cost $742,072)	1,063,998
All Cap Core Trust Series 1 - 18,281 shares (cost $307,053)	459,756
All Cap Value Trust Series 0	—
All Cap Value Trust Series 1	—
Alpha Opportunities Trust Series 0 - 2,747 shares (cost $40,201)	44,561
Alpha Opportunities Trust Series 1 - 2,655 shares (cost $41,719)	43,043
American Asset Allocation Trust Series 1 - 641,848 shares (cost $6,103,113)	9,768,925
American Global Growth Trust Series 1 - 12,989 shares (cost $165,324)	203,663
American Global Small Capitalization Trust Series 1	—
American Growth Trust Series 1 - 593,603 shares (cost $10,593,043)	13,320,450
American Growth-Income Trust Series 1 - 529,628 shares (cost $7,597,790)	11,630,639
American High-Income Bond Trust Series 1	—
American International Trust Series 1 - 953,247 shares (cost $15,277,066)	18,330,944
American New World Trust Series 1 - 38,280 shares (cost $520,146)	569,996
Blue Chip Growth Trust Series 0 - 845,286 shares (cost $20,654,577)	28,908,765
Blue Chip Growth Trust Series 1 - 198,146 shares (cost $4,261,755)	6,782,542
Bond Trust Series 0 - 41,203 shares (cost $577,882)	547,591
Bond Trust Series 1 - 37,319 shares (cost $516,196)	496,345
Capital Appreciation Trust Series 0 - 68,846 shares (cost $805,043)	1,087,072
Capital Appreciation Trust Series 1 - 522,671 shares (cost $6,725,996)	8,247,743
Capital Appreciation Value Trust Series 0 - 8,126 shares (cost $103,671)	105,643
Capital Appreciation Value Trust Series 1 - 39,243 shares (cost $495,359)	510,944
Core Allocation Plus Trust Series 0	—
Core Allocation Plus Trust Series 1	—
Core Bond Trust Series 0 - 34,842 shares (cost $485,762)	445,981
Core Bond Trust Series 1 - 1,074 shares (cost $14,987)	13,796
Core Strategy Trust Series 0 - 16,598 shares (cost $234,974)	240,503
Core Strategy Trust Series 1 - 10,443 shares (cost $149,387)	151,220
Disciplined Diversification Trust Series 0	—
Disciplined Diversification Trust Series 1	—
Emerging Markets Value Trust Series 0 - 162,323 shares (cost $1,709,191)	1,606,997
Emerging Markets Value Trust Series 1 - 97,327 shares (cost $974,901)	965,483
Equity-Income Trust Series 0 - 1,861,529 shares (cost $29,339,425)	36,783,810
Equity-Income Trust Series 1 - 590,487 shares (cost $8,533,937)	11,703,456
Financial Services Trust Series 0 - 28,379 shares (cost $348,836)	449,238
Financial Services Trust Series 1 - 69,718 shares (cost $921,234)	1,105,023
Franklin Templeton Founding Allocation Trust Series 0 - 14,732 shares (cost $158,879)	192,100

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2013

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Variable Insurance Trust portfolios:
Franklin Templeton Founding Allocation Trust Series 1 - 999 shares (cost $10,997)	$13,031
Fundamental All Cap Core Trust Series 0 - 37,643 shares (cost $578,176)	778,467
Fundamental All Cap Core Trust Series 1 - 16,716 shares (cost $212,943)	344,517
Fundamental Holdings Trust Series 1	—
Fundamental Large Cap Value Trust Series 0 - 131,178 shares (cost $1,942,994)	2,090,977
Fundamental Large Cap Value Trust Series 1 - 167,644 shares (cost $2,599,433)	2,672,239
Fundamental Value Trust Series 0 - 144,471 shares (cost $2,240,654)	2,912,528
Fundamental Value Trust Series 1 - 234,201 shares (cost $3,082,588)	4,735,554
Global Bond Trust Series 0 - 536,715 shares (cost $7,001,907)	6,617,695
Global Bond Trust Series 1 - 206,916 shares (cost $2,683,717)	2,563,695
Global Diversification Trust Series 1	—
Global Trust Series 0 - 33,699 shares (cost $546,602)	689,822
Global Trust Series 1 - 85,601 shares (cost $1,334,679)	1,754,824
Health Sciences Trust Series 0 - 117,932 shares (cost $2,637,844)	3,462,485
Health Sciences Trust Series 1 - 166,106 shares (cost $3,534,986)	4,848,645
High Yield Trust Series 0 - 409,153 shares (cost $2,494,513)	2,471,286
High Yield Trust Series 1 - 781,573 shares (cost $4,722,473)	4,767,593
International Core Trust Series 0 - 34,987 shares (cost $344,866)	408,297
International Core Trust Series 1 - 257,391 shares (cost $2,452,896)	3,011,476
International Equity Index Trust B Series 0 - 871,954 shares (cost $12,668,398)	14,936,566
International Equity Index Trust B Series 1 - 240,507 shares (cost $3,664,273)	4,122,296
International Growth Stock Trust Series 0 - 474,669 shares (cost $6,943,626)	8,002,919
International Growth Stock Trust Series 1 - 35,039 shares (cost $516,327)	590,404
International Small Company Trust Series 0 - 83,147 shares (cost $878,190)	1,047,653
International Small Company Trust Series 1 - 83,340 shares (cost $826,147)	1,050,913
International Value Trust Series 0 - 385,075 shares (cost $4,514,832)	5,652,902
International Value Trust Series 1 - 279,085 shares (cost $3,185,179)	4,124,870
Investment Quality Bond Trust Series 0 - 38,119 shares (cost $462,326)	433,416
Investment Quality Bond Trust Series 1 - 322,484 shares (cost $3,680,141)	3,679,543
Lifestyle Aggressive Trust Series 0 - 614,005 shares (cost $5,432,485)	6,698,791
Lifestyle Aggressive Trust Series 1 - 278,930 shares (cost $2,471,573)	3,043,131
Lifestyle Balanced Trust Series 0 - 1,426,271 shares (cost $17,826,000)	19,568,439
Lifestyle Balanced Trust Series 1 - 598,188 shares (cost $7,540,073)	8,189,191
Lifestyle Conservative Trust Series 0 - 598,730 shares (cost $7,833,453)	7,549,989
Lifestyle Conservative Trust Series 1 - 486,079 shares (cost $6,383,206)	6,114,874
Lifestyle Growth Trust Series 0 - 1,750,938 shares (cost $21,342,305)	24,933,353
Lifestyle Growth Trust Series 1 - 392,643 shares (cost $4,534,896)	5,587,312
Lifestyle Moderate Trust Series 0 - 667,406 shares (cost $8,685,527)	9,136,789
Lifestyle Moderate Trust Series 1 - 146,264 shares (cost $1,880,382)	2,000,892
Mid Cap Index Trust Series 0 - 441,448 shares (cost $8,564,008)	9,632,397
Mid Cap Index Trust Series 1 - 236,107 shares (cost $4,384,397)	5,151,859
Mid Cap Stock Trust Series 0 - 396,506 shares (cost $7,444,206)	8,401,970

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2013

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Variable Insurance Trust portfolios:
Mid Cap Stock Trust Series 1 - 159,956 shares (cost $2,258,854)	$3,370,278
Mid Value Trust Series 0 - 689,506 shares (cost $8,257,153)	9,611,707
Mid Value Trust Series 1 - 402,947 shares (cost $4,689,657)	5,637,228
Money Market Trust B Series 0 - 70,547,240 shares (cost $70,547,240)	70,547,240
Money Market Trust Series 1 - 24,558,762 shares (cost $24,558,762)	24,558,762
Natural Resources Trust Series 0 - 276,329 shares (cost $2,894,911)	2,807,506
Natural Resources Trust Series 1 - 362,142 shares (cost $3,895,081)	3,740,929
Real Estate Securities Trust Series 0 - 733,075 shares (cost $10,410,970)	10,087,109
Real Estate Securities Trust Series 1 - 649,095 shares (cost $7,777,749)	8,983,472
Real Return Bond Trust Series 0 - 941,187 shares (cost $12,268,766)	10,955,422
Real Return Bond Trust Series 1 - 271,023 shares (cost $3,452,572)	3,198,067
Science & Technology Trust Series 0 - 93,488 shares (cost $1,755,087)	2,323,173
Science & Technology Trust Series 1 - 304,213 shares (cost $5,453,939)	7,523,194
Short Term Government Income Trust Series 0 - 134,401 shares (cost $1,720,526)	1,680,009
Short Term Government Income Trust Series 1 - 116,999 shares (cost $1,518,662)	1,462,493
Small Cap Growth Trust Series 0 - 718,682 shares (cost $7,634,077)	9,263,812
Small Cap Growth Trust Series 1 - 119,917 shares (cost $1,301,404)	1,537,330
Small Cap Index Trust Series 0 - 412,049 shares (cost $5,595,979)	6,526,860
Small Cap Index Trust Series 1 - 332,220 shares (cost $4,395,194)	5,259,042
Small Cap Opportunities Trust Series 0 - 8,870 shares (cost $234,401)	272,308
Small Cap Opportunities Trust Series 1 - 550,783 shares (cost $16,447,494)	16,986,134
Small Cap Value Trust Series 0 - 426,102 shares (cost $9,078,404)	11,095,703
Small Cap Value Trust Series 1 - 40,831 shares (cost $851,789)	1,065,292
Small Company Value Trust Series 0 - 49,210 shares (cost $955,676)	1,241,087
Small Company Value Trust Series 1 - 234,657 shares (cost $4,239,838)	5,927,427
Smaller Company Growth Trust Series 0	—
Smaller Company Growth Trust Series 1	—
Strategic Income Opportunities Trust Series 0 - 274,678 shares (cost $3,695,007)	3,609,267
Strategic Income Opportunities Trust Series 1 - 149,990 shares (cost $2,023,056)	1,976,866
Total Bond Market Trust B Series 0 - 1,284,145 shares (cost $13,659,922)	12,957,019
Total Return Trust Series 0 - 1,780,773 shares (cost $25,862,615)	24,129,479
Total Return Trust Series 1 - 687,470 shares (cost $9,806,881)	9,349,597
Total Stock Market Index Trust Series 0 - 50,424 shares (cost $713,251)	861,240
Total Stock Market Index Trust Series 1 - 102,915 shares (cost $1,369,623)	1,757,783
Ultra Short Term Bond Trust Series 0 - 18,133 shares (cost $219,746)	217,231
Ultra Short Term Bond Trust Series 1 - 1,474 shares (cost $17,942)	17,662
U.S. Equity Trust Series 0 - 149,331 shares (cost $2,189,936)	2,646,138
U.S. Equity Trust Series 1 - 77,833 shares (cost $1,173,755)	1,378,427
Utilities Trust Series 0 - 107,627 shares (cost $1,386,188)	1,659,610
Utilities Trust Series 1 - 121,079 shares (cost $1,532,476)	1,869,458
Value Trust Series 0 - 43,832 shares (cost $845,856)	1,136,118

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Assets and Contract Owners’ Equity

December 31, 2013

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Variable Insurance Trust portfolios:
Value Trust Series 1 - 102,910 shares (cost $1,909,949)	$2,670,527

Sub-accounts invested in Outside Trust portfolios:
All Asset Portfolio - 313,110 shares (cost $3,519,092)	$3,456,735
Brandes International Equity	—
Frontier Capital Appreciation - 7,393 shares (cost $193,054)	219,633
Large Cap Growth - 19,812 shares (cost $399,735)	490,156

Total assets	$711,773,778

Contract Owners’ Equity
Variable universal life insurance contracts	$711,773,778

See accompanying notes.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/12 (t)
Income:
Dividend income distribution	$923,231	$453,120	$57,066

Total Investment Income	923,231	453,120	57,066
Expenses:
Mortality and expense risk	88,960	68,403	5,359

Net investment income (loss)	834,271	384,717	51,707

Realized gains (losses) on investments:
Capital gain distributions	106,786	—	122,095
Net realized gains (losses)	5,069,350	4,185,504	275,215

Realized gains (losses)	5,176,136	4,185,504	397,310
Unrealized appreciation (depreciation) during the period	7,764,094	971,282	(121,493)

Net increase (decrease) in assets from operations	13,774,501	5,541,503	327,524

Changes from principal transactions:
Transfer of net premiums	1,708,025	2,444,029	74,704
Transfer on terminations	(3,184,363)	(3,442,935)	(142,055)
Transfer on policy loans	(561,016)	(776,460)	14
Net interfund transfers	4,663,041	5,509,355	(1,481,949)

Net increase (decrease) in assets from principal transactions	2,625,687	3,733,989	(1,549,286)

Total increase (decrease) in assets	16,400,188	9,275,492	(1,221,762)

Assets, beginning of period	38,999,373	29,723,881	1,221,762

Assets, end of period	$55,399,561	$38,999,373	—

(t)	Terminated as an investment option and funds transferred to 500 Index Trust B Series 0 on November 5, 2012.
(bf)	Fund has no Series. Previously presented as Series 0 and Series 1.

See accompanying notes.

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (bf)	Year Ended Dec. 31/12 (bf)

$12,736	$8,814	$38,096	$33,051	$139,658	$102,568

12,736	8,814	38,096	33,051	139,658	102,568

—	—	3,469	4,198	3,705	3,416

12,736	8,814	34,627	28,853	135,953	99,152

—	703	—	5,559	—	—
(4,207)	5,061	(2,017)	26,162	12,539	(247)

(4,207)	5,764	(2,017)	31,721	12,539	(247)
(8,024)	3,054	(33,769)	9,556	(164,053)	173,487

505	17,632	(1,159)	70,130	(15,561)	272,392

27,249	22,431	30,685	4,903	340,006	258,677
(82,443)	(123,479)	(108,360)	(363,693)	(251,157)	(469,991)
—	—	(313)	(360)	(519)	(15,146)
(5,193)	89,078	91,588	(94,132)	742,247	820,234

(60,387)	(11,970)	13,600	(453,282)	830,577	593,774

(59,882)	5,662	12,441	(383,152)	815,016	866,166

239,468	233,806	543,833	926,985	2,641,719	1,775,553

$179,586	$239,468	$556,274	$543,833	$3,456,735	$2,641,719

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Core Trust Series 0		All Cap Core Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$12,883	$7,656	$5,331	$4,448

Total Investment Income	12,883	7,656	5,331	4,448
Expenses:
Mortality and expense risk	—	—	2,828	2,819

Net investment income (loss)	12,883	7,656	2,503	1,629

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	56,163	12,042	9,531	11,086

Realized gains (losses)	56,163	12,042	9,531	11,086
Unrealized appreciation (depreciation) during the period	210,472	65,066	107,522	52,669

Net increase (decrease) in assets from operations	279,518	84,764	119,556	65,384

Changes from principal transactions:
Transfer of net premiums	45,561	376,843	17,811	16,485
Transfer on terminations	(24,610)	(18,907)	(91,648)	(70,488)
Transfer on policy loans	—	—	2,269	(165)
Net interfund transfers	(49,903)	126,287	3,697	(16,956)

Net increase (decrease) in assets from principal transactions	(28,952)	484,223	(67,871)	(71,124)

Total increase (decrease) in assets	250,566	568,987	51,685	(5,740)

Assets, beginning of period	813,432	244,445	408,071	413,811

Assets, end of period	$1,063,998	$813,432	$459,756	$408,071

(x)	Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

See accompanying notes.

Sub-Account
All Cap Value Trust Series 0		All Cap Value Trust Series 1		Alpha Opportunities Trust Series 0
Year Ended Dec. 31/13 (x)	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (x)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$19,273	$7,693	$30,191	$22,652	$301	$106

19,273	7,693	30,191	22,652	301	106

—	—	9,807	11,353	—	—

19,273	7,693	20,384	11,299	301	106

749,351	31,341	1,206,265	106,191	3,724	1,007
(417,601)	11,765	(491,629)	296,919	893	5

331,750	43,106	714,636	403,110	4,617	1,012
(2,997)	25,702	(76,228)	(62,256)	3,888	1,549

348,026	76,501	658,792	352,153	8,806	2,667

140,802	453,302	60,768	51,056	14,115	4,203
(39,400)	(82,903)	(535,450)	(334,789)	(1,222)	(611)
(25)	(1,310)	—	—	—	—
(1,561,393)	147,730	(2,695,043)	(1,271,284)	3,603	1,797

(1,460,016)	516,819	(3,169,725)	(1,555,017)	16,496	5,389

(1,111,990)	593,320	(2,510,933)	(1,202,864)	25,302	8,056

1,111,990	518,670	2,510,933	3,713,797	19,259	11,203

—	$1,111,990	—	$2,510,933	$44,561	$19,259

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Alpha Opportunities Trust Series 1		American Asset Allocation Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$153	$207	$98,233	$131,905

Total Investment Income	153	207	98,233	131,905
Expenses:
Mortality and expense risk	284	199	57,675	56,047

Net investment income (loss)	(131)	8	40,558	75,858

Realized gains (losses) on investments:
Capital gain distributions	2,015	2,691	—	—
Net realized gains (losses)	8,618	12	465,620	654,043

Realized gains (losses)	10,633	2,703	465,620	654,043
Unrealized appreciation (depreciation) during the period	402	1,245	1,387,170	601,283

Net increase (decrease) in assets from operations	10,904	3,956	1,893,348	1,331,184

Changes from principal transactions:
Transfer of net premiums	—	—	579,645	613,846
Transfer on terminations	(709)	(508)	(1,320,800)	(2,459,154)
Transfer on policy loans	—	—	31,342	71,682
Net interfund transfers	(7,083)	23,621	(45,475)	(635,649)

Net increase (decrease) in assets from principal transactions	(7,792)	23,113	(755,288)	(2,409,275)

Total increase (decrease) in assets	3,112	27,069	1,138,060	(1,078,091)

Assets, beginning of period	39,931	12,862	8,630,865	9,708,956

Assets, end of period	$43,043	$39,931	$9,768,925	$8,630,865

(v)	Terminated as an investment option and funds transferred to American Growth-Income Trust Series 1 on November 5, 2012.
(f)	Terminated as an investment option and funds transferred to American Global Growth Trust Series 1 on April 29, 2013.

See accompanying notes.

Sub-Account
American Blue Chip Income and Growth Trust Series 1	American Global Growth Trust Series 1		American Global Small Capitalization Trust Series 1
Year Ended Dec. 31/12 (v)	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (f)	Year Ended Dec. 31/12

—	$1,650	$1,742	$118	$379

—	1,650	1,742	118	379

5,848	632	1,559	18	48

(5,848)	1,018	183	100	331

290,365	—	—	—	—
76,298	58,508	(4,775)	6,287	(3,736)

366,663	58,508	(4,775)	6,287	(3,736)
(123,201)	2,319	71,381	(1,503)	8,443

237,614	61,845	66,789	4,884	5,038

99,860	29,880	1,279	5,467	5,626
(101,419)	(71,859)	(1,802)	(552)	(6,252)
(13,842)	5,016	3,096	—	—
(2,370,556)	(201,315)	(33,094)	(55,941)	16,457

(2,385,957)	(238,278)	(30,521)	(51,026)	15,831

(2,148,343)	(176,433)	36,268	(46,142)	20,869

2,148,343	380,096	343,828	46,142	25,273

—	$203,663	$380,096	—	$46,142

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Growth Trust Series 1		American Growth-Income Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$67,014	$52,888	$103,241	$118,699

Total Investment Income	67,014	52,888	103,241	118,699
Expenses:
Mortality and expense risk	22,272	31,039	47,529	48,131

Net investment income (loss)	44,742	21,849	55,712	70,568

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	1,811,240	1,964,408	661,550	1,335,885

Realized gains (losses)	1,811,240	1,964,408	661,550	1,335,885
Unrealized appreciation (depreciation) during the period	1,634,697	393,295	2,257,913	137,449

Net increase (decrease) in assets from operations	3,490,679	2,379,552	2,975,175	1,543,902

Changes from principal transactions:
Transfer of net premiums	732,973	673,885	665,892	466,364
Transfer on terminations	(2,208,492)	(1,039,921)	(1,610,819)	(3,647,502)
Transfer on policy loans	25,370	(25,753)	34,876	31,856
Net interfund transfers	(1,720,509)	(4,079,079)	(2,647)	1,092,856

Net increase (decrease) in assets from principal transactions	(3,170,658)	(4,470,868)	(912,698)	(2,056,426)

Total increase (decrease) in assets	320,021	(2,091,316)	2,062,477	(512,524)

Assets, beginning of period	13,000,429	15,091,745	9,568,162	10,080,686

Assets, end of period	$13,320,450	$13,000,429	$11,630,639	$9,568,162

(k)	Terminated as an investment option and funds transferred to High Yield Trust Series 1 on April 29, 2013.

See accompanying notes.

Sub-Account
American High-Income Bond Trust Series 1		American International Trust Series 1		American New World Trust Series 1
Year Ended Dec. 31/13 (k)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$30	$2,151	$177,397	$178,380	$5,103	$3,983

30	2,151	177,397	178,380	5,103	3,983

44	136	18,856	30,171	589	2,049

(14)	2,015	158,541	148,209	4,514	1,934

935	—	—	—	—	—
(495)	(59)	908,712	332,147	25,093	10,059

440	(59)	908,712	332,147	25,093	10,059
557	1,179	2,353,913	2,896,233	23,805	65,858

983	3,135	3,421,166	3,376,589	53,412	77,851

2,464	6,691	649,762	1,069,780	22,850	21,741
(475)	(1,238)	(3,166,833)	(1,646,821)	(10,260)	(18,910)
—	—	19,746	(33,133)	(2)	2,879
(36,818)	7,776	1,261,595	(9,080,951)	(210,896)	137,994

(34,829)	13,229	(1,235,730)	(9,691,125)	(198,308)	143,704

(33,846)	16,364	2,185,436	(6,314,536)	(144,896)	221,555

33,846	17,482	16,145,508	22,460,044	714,892	493,337

—	$33,846	$18,330,944	$16,145,508	$569,996	$714,892

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Balanced Trust Series 0	Balanced Trust Series 1
	Year Ended Dec. 31/12 (j)	Year Ended Dec. 31/12 (j)
Income:
Dividend income distribution	$934	$379

Total Investment Income	934	379
Expenses:
Mortality and expense risk	—	54

Net investment income (loss)	934	325

Realized gains (losses) on investments:
Capital gain distributions	21,326	8,809
Net realized gains (losses)	(15,673)	(7,402)

Realized gains (losses)	5,653	1,407
Unrealized appreciation (depreciation) during the period	(1,502)	423

Net increase (decrease) in assets from operations	5,085	2,155

Changes from principal transactions:
Transfer of net premiums	2,171	790
Transfer on terminations	(1,067)	(788)
Transfer on policy loans	(54)	—
Net interfund transfers	(65,353)	(27,794)

Net increase (decrease) in assets from principal transactions	(64,303)	(27,792)

Total increase (decrease) in assets	(59,218)	(25,637)

Assets, beginning of period	59,218	25,637

Assets, end of period	—	—

(j)	Terminated as an investment option and funds transferred to Lifestyle Growth Trust on April 30, 2012.

See accompanying notes.

Sub-Account
Blue Chip Growth Trust Series 0		Blue Chip Growth Trust Series 1		Bond Trust Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$74,316	$24,466	$15,806	$7,481	$14,968	$22,221

74,316	24,466	15,806	7,481	14,968	22,221

—	—	27,508	37,473	—	—

74,316	24,466	(11,702)	(29,992)	14,968	22,221

—	—	—	—	3,738	3,587
1,415,722	1,555,536	536,789	1,722,728	1,397	(1,264)

1,415,722	1,555,536	536,789	1,722,728	5,135	2,323
6,282,618	1,219,581	1,468,806	(14,785)	(28,131)	5,807

7,772,656	2,799,583	1,993,893	1,677,951	(8,028)	30,351

1,456,186	1,322,190	66,051	86,038	100,313	85,720
(935,683)	(423,640)	(1,350,380)	(3,748,657)	(90,995)	(35,963)
(1,611)	(48,459)	(6,496)	(352,284)	(70)	(16,647)
4,056,874	(1,482,944)	564,305	(2,602,155)	(350,121)	378,891

4,575,766	(632,853)	(726,520)	(6,617,058)	(340,873)	412,001

12,348,422	2,166,730	1,267,373	(4,939,107)	(348,901)	442,352

16,560,343	14,393,613	5,515,169	10,454,276	896,492	454,140

$28,908,765	$16,560,343	$6,782,542	$5,515,169	$547,591	$896,492

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Bond Trust Series 1		Brandes International Equity
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/13 (ad)	Dec. 31/12 (g)
Income:
Dividend income distribution	$14,210	$25,491	—	—

Total Investment Income	14,210	25,491	—	—
Expenses:
Mortality and expense risk	1,573	3,023	—	—

Net investment income (loss)	12,637	22,468	—	—

Realized gains (losses) on investments:
Capital gain distributions	3,649	6,162	—	—
Net realized gains (losses)	(29)	4,280	—	233

Realized gains (losses)	3,620	10,442	—	233
Unrealized appreciation (depreciation) during the period	(23,467)	25,324	—	—

Net increase (decrease) in assets from operations	(7,210)	58,234	—	233

Changes from principal transactions:
Transfer of net premiums	159	1,163	—	—
Transfer on terminations	(5,923)	(580,100)	—	(234)
Transfer on policy loans	—	—	—	—
Net interfund transfers	75,539	(277,198)	—	1

Net increase (decrease) in assets from principal transactions	69,775	(856,135)	—	(233)

Total increase (decrease) in assets	62,565	(797,901)	—	—

Assets, beginning of period	433,780	1,231,681	—	—

Assets, end of period	$496,345	$433,780	—	—

(ad)	Fund available but no activity.
(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Capital Appreciation Trust Series 0		Capital Appreciation Trust Series 1		Capital Appreciation Value Trust Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$2,377	$1,603	$7,838	$5,513	$1,277	$357

2,377	1,603	7,838	5,513	1,277	357

—	—	16,044	15,798	—	—

2,377	1,603	(8,206)	(10,285)	1,277	357

—	—	—	—	8,406	2,099
125,579	22,729	113,649	565,540	247	2,101

125,579	22,729	113,649	565,540	8,653	4,200
186,729	69,344	1,144,763	365	3,390	(1,361)

314,685	93,676	1,250,206	555,620	13,320	3,196

104,489	154,626	35,237	37,732	14,387	3,947
(78,490)	(34,297)	(181,045)	(1,087,402)	(2,836)	(2,407)
(5,137)	(17,357)	(9,065)	16,562	—	—
(121,103)	105,322	4,553,912	(1,115,456)	36,161	36,621

(100,241)	208,294	4,399,039	(2,148,564)	47,712	38,161

214,444	301,970	5,649,245	(1,592,944)	61,032	41,357

872,628	570,658	2,598,498	4,191,442	44,611	3,254

$1,087,072	$872,628	$8,247,743	$2,598,498	$105,643	$44,611

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Capital Appreciation Value Trust Series 1		Core Allocation Plus Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (y)	Year Ended Dec. 31/12
Income:
Dividend income distribution	$5,389	$4,843	$2,468	$503

Total Investment Income	5,389	4,843	2,468	503
Expenses:
Mortality and expense risk	1,419	1,428	—	—

Net investment income (loss)	3,970	3,415	2,468	503

Realized gains (losses) on investments:
Capital gain distributions	26,522	32,688	25,419	1,917
Net realized gains (losses)	17,282	19,573	(16,311)	(973)

Realized gains (losses)	43,804	52,261	9,108	944
Unrealized appreciation (depreciation) during the period	27,078	(5,626)	(699)	1,863

Net increase (decrease) in assets from operations	74,852	50,050	10,877	3,310

Changes from principal transactions:
Transfer of net premiums	1,512	1,247	32,815	18,262
Transfer on terminations	(10,607)	(39,705)	(2,201)	(1,114)
Transfer on policy loans	(153)	(58)	—	—
Net interfund transfers	106,051	(102,341)	(85,510)	2,260

Net increase (decrease) in assets from principal transactions	96,803	(140,857)	(54,896)	19,408

Total increase (decrease) in assets	171,655	(90,807)	(44,019)	22,718

Assets, beginning of period	339,289	430,096	44,019	21,301

Assets, end of period	$510,944	$339,289	—	$44,019

(y)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

Sub-Account
Core Allocation Plus Trust Series 1		Core Bond Trust Series 0		Core Bond Trust Series 1
Year Ended Dec. 31/13 (y)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$8	$19,157	$9,796	$19,173	$305	$714

8	19,157	9,796	19,173	305	714

1,338	7,277	—	—	125	538

(1,330)	11,880	9,796	19,173	180	176

118	90,530	16,477	18,009	547	698
87,926	122,232	(20,925)	11,828	(310)	(2,119)

88,044	212,762	(4,448)	29,837	237	(1,421)
1,725	172,650	(20,669)	(9,218)	(964)	8,162

88,439	397,292	(15,321)	39,792	(547)	6,917

—	187	76,074	99,528	1,159	2,133
(1,362,830)	(62,306)	(31,143)	(40,619)	(2,297)	(8,519)
—	—	(94)	(2,603)	—	—
(49,972)	(3,226,650)	(374,807)	96,510	(10,856)	(421,466)

(1,412,802)	(3,288,769)	(329,970)	152,816	(11,994)	(427,852)

(1,324,363)	(2,891,477)	(345,291)	192,608	(12,541)	(420,935)

1,324,363	4,215,840	791,272	598,664	26,337	447,272

—	$1,324,363	$445,981	$791,272	$13,796	$26,337

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Strategy Trust Series 0		Core Strategy Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$1,500	$825	$869	$31

Total Investment Income	1,500	825	869	31
Expenses:
Mortality and expense risk	—	—	70	5

Net investment income (loss)	1,500	825	799	26

Realized gains (losses) on investments:
Capital gain distributions	3,949	—	38	—
Net realized gains (losses)	321	106	213	21

Realized gains (losses)	4,270	106	251	21
Unrealized appreciation (depreciation) during the period	4,062	1,896	1,743	40

Net increase (decrease) in assets from operations	9,832	2,827	2,793	87

Changes from principal transactions:
Transfer of net premiums	8,582	6,030	397	372
Transfer on terminations	(1,471)	(996)	(1,277)	(217)
Transfer on policy loans	(3)	—	—	—
Net interfund transfers	193,170	4,641	148,134	307

Net increase (decrease) in assets from principal transactions	200,278	9,675	147,254	462

Total increase (decrease) in assets	210,110	12,502	150,047	549

Assets, beginning of period	30,393	17,891	1,173	624

Assets, end of period	$240,503	$30,393	$151,220	$1,173

(y)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

Sub-Account
Disciplined Diversification Trust Series 0		Disciplined Diversification Trust Series 1		Emerging Markets Value Trust Series 0
Year Ended Dec. 31/13 (y)	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (y)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$843	$377	—	$16	$21,254	$11,235

843	377	—	16	21,254	11,235

—	—	4	4	—	—

843	377	(4)	12	21,254	11,235

9,666	177	—	8	53,047	81,899
(6,950)	138	83	(1)	(59,936)	(260,785)

2,716	315	83	7	(6,889)	(178,886)
(568)	1,411	—	51	(66,941)	344,347

2,991	2,103	79	70	(52,576)	176,696

10,662	11,274	29	34	237,399	268,147
(3,809)	(1,134)	(783)	(27)	(51,397)	(137,209)
(4,528)	(17,356)	—	—	16,736	(3,974)
(23,737)	756	10	16	283,019	(146,249)

(21,412)	(6,460)	(744)	23	485,757	(19,285)

(18,421)	(4,357)	(665)	93	433,181	157,411

18,421	22,778	665	572	1,173,816	1,016,405

—	$18,421	—	$665	$1,606,997	$1,173,816

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust Series 1		Equity-Income Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$13,469	$12,551	$680,855	$493,953

Total Investment Income	13,469	12,551	680,855	493,953
Expenses:
Mortality and expense risk	5,999	5,383	—	—

Net investment income (loss)	7,470	7,168	680,855	493,953

Realized gains (losses) on investments:
Capital gain distributions	41,037	83,576	—	—
Net realized gains (losses)	(163,639)	(148,381)	2,306,762	3,491,381

Realized gains (losses)	(122,602)	(64,805)	2,306,762	3,491,381
Unrealized appreciation (depreciation) during the period	80,122	200,294	5,027,676	(144,486)

Net increase (decrease) in assets from operations	(35,010)	142,657	8,015,293	3,840,848

Changes from principal transactions:
Transfer of net premiums	25,277	21,603	1,600,362	1,775,236
Transfer on terminations	(36,197)	(26,717)	(1,070,641)	(815,502)
Transfer on policy loans	—	—	37,366	(38,338)
Net interfund transfers	(333,483)	465,494	3,779,740	(1,233,496)

Net increase (decrease) in assets from principal transactions	(344,403)	460,380	4,346,827	(312,100)

Total increase (decrease) in assets	(379,413)	603,037	12,362,120	3,528,748

Assets, beginning of period	1,344,896	741,859	24,421,690	20,892,942

Assets, end of period	$965,483	$1,344,896	$36,783,810	$24,421,690

See accompanying notes.

Sub-Account
Equity-Income Trust Series 1		Financial Services Trust Series 0		Financial Services Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$214,765	$244,107	$2,670	$2,519	$6,057	$3,250

214,765	244,107	2,670	2,519	6,057	3,250

52,148	51,965	—	—	3,863	2,014

162,617	192,142	2,670	2,519	2,194	1,236

—	—	4,102	—	9,974	—
1,013,622	1,209,221	10,901	27,469	66,662	3,396

1,013,622	1,209,221	15,003	27,469	76,636	3,396
1,813,554	480,490	81,970	32,410	127,748	55,952

2,989,793	1,881,853	99,643	62,398	206,578	60,584

80,685	96,740	36,807	33,483	4,054	11,574
(943,275)	(2,806,269)	(37,971)	(21,596)	(127,810)	(25,790)
17,339	2,963	(91)	(13,996)	(495)	(20)
(1,459,075)	(343,854)	28,972	(108,588)	431,412	240,441

(2,304,326)	(3,050,420)	27,717	(110,697)	307,161	226,205

685,467	(1,168,567)	127,360	(48,299)	513,739	286,789

11,017,989	12,186,556	321,878	370,177	591,284	304,495

$11,703,456	$11,017,989	$449,238	$321,878	$1,105,023	$591,284

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0		Franklin Templeton Founding Allocation Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$4,404	$4,086	$293	$309

Total Investment Income	4,404	4,086	293	309
Expenses:
Mortality and expense risk	—	—	79	56

Net investment income (loss)	4,404	4,086	214	253

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	3,469	23,823	831	161

Realized gains (losses)	3,469	23,823	831	161
Unrealized appreciation (depreciation) during the period	28,169	6,717	1,457	809

Net increase (decrease) in assets from operations	36,042	34,626	2,502	1,223

Changes from principal transactions:
Transfer of net premiums	33,024	20,251	5,114	5,016
Transfer on terminations	(5,467)	(205,295)	(5,058)	(4,453)
Transfer on policy loans	(7)	(31)	—	—
Net interfund transfers	(8,822)	2,721	—	1,617

Net increase (decrease) in assets from principal transactions	18,728	(182,354)	56	2,180

Total increase (decrease) in assets	54,770	(147,728)	2,558	3,403

Assets, beginning of period	137,330	285,058	10,473	7,070

Assets, end of period	$192,100	$137,330	$13,031	$10,473

(g)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Frontier Capital Appreciation		Fundamental All Cap Core Trust Series 0		Fundamental All Cap Core Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12 (g)	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

—	$365	$6,829	$3,927	$3,023	$4,156

—	365	6,829	3,927	3,023	4,156

—	—	—	—	1,498	2,019

—	365	6,829	3,927	1,525	2,137

18,043	7,047	—	—	—	—
657	17,258	27,594	98,271	22,490	44,506

18,700	24,305	27,594	98,271	22,490	44,506
29,067	(2,489)	157,964	(709)	74,472	53,853

47,767	22,181	192,387	101,489	98,487	100,496

—	—	156,237	87,649	391	1,133
(3,784)	(21,876)	(104,341)	(21,649)	(12,758)	(279,116)
—	—	(112)	(5,629)	—	—
58,250	117,095	(10,800)	36,329	(53,991)	207,893

54,466	95,219	40,984	96,700	(66,358)	(70,090)

102,233	117,400	233,371	198,189	32,129	30,406

117,400	—	545,096	346,907	312,388	281,982

$219,633	$117,400	$778,467	$545,096	$344,517	$312,388

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Fundamental Holdings Trust Series 1		Fundamental Large Cap Value Trust Series 0
	Year Ended Dec. 31/13 (y)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$564	$296	$5,457	$16,849

Total Investment Income	564	296	5,457	16,849
Expenses:
Mortality and expense risk	107	106	—	—

Net investment income (loss)	457	190	5,457	16,849

Realized gains (losses) on investments:
Capital gain distributions	10,837	—	—	—
Net realized gains (losses)	(5,618)	109	3,067	63,906

Realized gains (losses)	5,219	109	3,067	63,906
Unrealized appreciation (depreciation) during the period	(2,187)	1,549	141,720	(23,716)

Net increase (decrease) in assets from operations	3,489	1,848	150,244	57,039

Changes from principal transactions:
Transfer of net premiums	7,476	1,463	61,355	49,325
Transfer on terminations	(1,143)	(661)	(19,719)	(15,163)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(27,657)	(439)	1,592,535	16,958

Net increase (decrease) in assets from principal transactions	(21,324)	363	1,634,171	51,120

Total increase (decrease) in assets	(17,835)	2,211	1,784,415	108,159

Assets, beginning of period	17,835	15,624	306,562	198,403

Assets, end of period	—	$17,835	$2,090,977	$306,562

(y)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

Sub-Account
Fundamental Large Cap Value Trust Series 1		Fundamental Value Trust Series 0		Fundamental Value Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$222	$28	$35,694	$25,376	$59,273	$56,138

222	28	35,694	25,376	59,273	56,138

775	3	—	—	24,407	29,032

(553)	25	35,694	25,376	34,866	27,106

—	—	—	—	—	—
1,557	1	288,985	495,449	654,910	769,874

1,557	1	288,985	495,449	654,910	769,874
72,717	87	558,633	(73,353)	746,325	128,058

73,721	113	883,312	447,472	1,436,101	925,038

449	—	81,140	78,507	170,078	205,264
(1,051)	(56)	(135,387)	(82,575)	(1,786,750)	(748,850)
—	—	—	—	(775)	1,323
2,596,175	2,874	(1,864,515)	554,215	(792,107)	(3,033,606)

2,595,573	2,818	(1,918,762)	550,147	(2,409,554)	(3,575,869)

2,669,294	2,931	(1,035,450)	997,619	(973,453)	(2,650,831)

2,945	14	3,947,978	2,950,359	5,709,007	8,359,838

$2,672,239	$2,945	$2,912,528	$3,947,978	$4,735,554	$5,709,007

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Bond Trust Series 0		Global Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$39,271	$960,253	$11,747	$263,143

Total Investment Income	39,271	960,253	11,747	263,143
Expenses:
Mortality and expense risk	—	—	12,996	16,792

Net investment income (loss)	39,271	960,253	(1,249)	246,351

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(671,949)	553,092	(59,273)	27,695

Realized gains (losses)	(671,949)	553,092	(59,273)	27,695
Unrealized appreciation (depreciation) during the period	49,472	(600,066)	(107,974)	(30,459)

Net increase (decrease) in assets from operations	(583,206)	913,279	(168,496)	243,587

Changes from principal transactions:
Transfer of net premiums	224,361	283,632	191,063	201,518
Transfer on terminations	(231,775)	(406,236)	(174,406)	(1,324,176)
Transfer on policy loans	14,784	1,703	(121)	1,193
Net interfund transfers	(6,013,991)	(1,334,245)	(317,381)	217,124

Net increase (decrease) in assets from principal transactions	(6,006,621)	(1,455,146)	(300,845)	(904,341)

Total increase (decrease) in assets	(6,589,827)	(541,867)	(469,341)	(660,754)

Assets, beginning of period	13,207,522	13,749,389	3,033,036	3,693,790

Assets, end of period	$6,617,695	$13,207,522	$2,563,695	$3,033,036

(y)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

See accompanying notes.

Sub-Account
Global Diversification Trust Series 1		Global Trust Series 0		Global Trust Series 1
Year Ended Dec. 31/13 (y)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$3,118	$2,514	$8,495	$6,464	$25,442	$43,116

3,118	2,514	8,495	6,464	25,442	43,116

758	679	—	—	9,070	9,989

2,360	1,835	8,495	6,464	16,372	33,127

43,626	—	—	—	—	—
(15,019)	62	6,943	2,121	114,491	14,608

28,607	62	6,943	2,121	114,491	14,608
(8,993)	15,704	121,026	33,743	270,528	249,294

21,974	17,601	136,464	42,328	401,391	297,029

23,532	14,742	42,151	33,698	14,304	37,406
(6,395)	(3,742)	(22,004)	(7,877)	(204,255)	(931,363)
(2)	(791)	(126)	(2,925)	(878)	4,906
(191,180)	38,060	121,617	167,584	(26,761)	1,127,465

(174,045)	48,269	141,638	190,480	(217,590)	238,414

(152,071)	65,870	278,102	232,808	183,801	535,443

152,071	86,201	411,720	178,912	1,571,023	1,035,580

—	$152,071	$689,822	$411,720	$1,754,824	$1,571,023

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Health Sciences Trust Series 0		Health Sciences Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	—	—	—	—

Total Investment Income	—	—	—	—
Expenses:
Mortality and expense risk	—	—	21,055	16,733

Net investment income (loss)	—	—	(21,055)	(16,733)

Realized gains (losses) on investments:
Capital gain distributions	256,118	107,714	359,517	198,483
Net realized gains (losses)	185,900	224,502	520,429	293,644

Realized gains (losses)	442,018	332,216	879,946	492,127
Unrealized appreciation (depreciation) during the period	618,529	53,675	784,116	344,099

Net increase (decrease) in assets from operations	1,060,547	385,891	1,643,007	819,493

Changes from principal transactions:
Transfer of net premiums	183,128	150,963	54,651	70,517
Transfer on terminations	(105,576)	(74,936)	(336,334)	(510,472)
Transfer on policy loans	17,035	(9,732)	(1,076)	(317)
Net interfund transfers	360,086	360,503	78,547	272,997

Net increase (decrease) in assets from principal transactions	454,673	426,798	(204,212)	(167,275)

Total increase (decrease) in assets	1,515,220	812,689	1,438,795	652,218

Assets, beginning of period	1,947,265	1,134,576	3,409,850	2,757,632

Assets, end of period	$3,462,485	$1,947,265	$4,848,645	$3,409,850

See accompanying notes.

Sub-Account
High Yield Trust Series 0		High Yield Trust Series 1		International Core Trust Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$170,353	$172,095	$320,073	$348,632	$11,420	$5,898

170,353	172,095	320,073	348,632	11,420	5,898

—	—	21,636	21,354	—	—

170,353	172,095	298,437	327,278	11,420	5,898

—	—	—	—	—	—
58,347	(43,312)	(44,158)	(325,842)	14,004	(3,550)

58,347	(43,312)	(44,158)	(325,842)	14,004	(3,550)
(9,035)	224,961	90,255	804,694	56,502	24,364

219,665	353,744	344,534	806,130	81,926	26,712

140,945	81,158	23,807	66,583	55,210	50,003
(117,201)	(59,864)	(330,376)	(1,230,130)	(62,904)	(23,452)
1,460	(13,414)	(2)	49	(6,036)	(6,000)
(143,178)	457,969	727,544	(341,580)	124,946	1,245

(117,974)	465,849	420,973	(1,505,078)	111,216	21,796

101,691	819,593	765,507	(698,948)	193,142	48,508

2,369,595	1,550,002	4,002,086	4,701,034	215,155	166,647

$2,471,286	$2,369,595	$4,767,593	$4,002,086	$408,297	$215,155

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Core Trust Series 1		International Equity Index Trust A Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/12 (u)
Income:
Dividend income distribution	$79,557	$64,795	$7,750

Total Investment Income	79,557	64,795	7,750
Expenses:
Mortality and expense risk	14,179	12,946	—

Net investment income (loss)	65,378	51,849	7,750

Realized gains (losses) on investments:
Capital gain distributions	—	—	13,490
Net realized gains (losses)	6,049	(82,782)	(41,377)

Realized gains (losses)	6,049	(82,782)	(27,887)
Unrealized appreciation (depreciation) during the period	512,314	376,035	50,482

Net increase (decrease) in assets from operations	583,741	345,102	30,345

Changes from principal transactions:
Transfer of net premiums	40,283	56,516	37,317
Transfer on terminations	(214,939)	(330,936)	(10,993)
Transfer on policy loans	4,123	7,313	(10,237)
Net interfund transfers	219,303	(619,124)	(314,349)

Net increase (decrease) in assets from principal transactions	48,770	(886,231)	(298,262)

Total increase (decrease) in assets	632,511	(541,129)	(267,917)

Assets, beginning of period	2,378,965	2,920,094	267,917

Assets, end of period	$3,011,476	$2,378,965	—

(u)	Terminated as an investment option and funds transferred to International Equity Index Trust B on November 5, 2012.
(s)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

See accompanying notes.

Sub-Account
International Equity Index Trust A Series 1	International Equity Index Trust B Series 0		International Equity Index Trust B Series 1
Year Ended Dec. 31/12 (u)	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (s)

$107,104	$358,804	$168,098	$94,924	$39,586

107,104	358,804	168,098	94,924	39,586

13,494	—	—	14,070	2,263

93,610	358,804	168,098	80,854	37,323

192,157	—	—	—	—
(790,361)	557,661	(155,634)	90,643	9,739

(598,204)	557,661	(155,634)	90,643	9,739
899,946	1,108,192	2,085,229	297,830	160,192

395,352	2,024,657	2,097,693	469,327	207,254

140,790	563,763	1,032,428	213,052	3,758
(213,579)	(828,880)	(462,095)	(347,269)	(21,807)
163	(413,830)	(405,563)	1,235	187
(4,318,079)	(911,161)	3,481,584	326,013	3,270,546

(4,390,705)	(1,590,108)	3,646,354	193,031	3,252,684

(3,995,353)	434,549	5,744,047	662,358	3,459,938

3,995,353	14,502,017	8,757,970	3,459,938	—

—	$14,936,566	$14,502,017	$4,122,296	$3,459,938

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Growth Stock Trust Series 0		International Growth Stock Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (r)	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (r)
Income:
Dividend income distribution	$98,403	$36,502	$5,454	$2,795

Total Investment Income	98,403	36,502	5,454	2,795
Expenses:
Mortality and expense risk	—	—	1,846	268

Net investment income (loss)	98,403	36,502	3,608	2,527

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	422,313	14,855	20,981	237

Realized gains (losses)	422,313	14,855	20,981	237
Unrealized appreciation (depreciation) during the period	876,073	183,219	56,599	17,478

Net increase (decrease) in assets from operations	1,396,789	234,576	81,188	20,242

Changes from principal transactions:
Transfer of net premiums	67,114	488,562	1,298	97
Transfer on terminations	(103,514)	(6,464)	(18,813)	(2,906)
Transfer on policy loans	(2,944)	—	—	—
Net interfund transfers	1,400,659	4,528,141	82,095	427,203

Net increase (decrease) in assets from principal transactions	1,361,315	5,010,239	64,580	424,394

Total increase (decrease) in assets	2,758,104	5,244,815	145,768	444,636

Assets, beginning of period	5,244,815	—	444,636	—

Assets, end of period	$8,002,919	$5,244,815	$590,404	$444,636

(r)	Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.
(w)	Terminated as an investment option and funds transferred to International Growth Stock Trust on November 5, 2012.

See accompanying notes.

Sub-Account
International Opportunities Trust Series 0	International Opportunities Trust Series 1	International Small Company Trust Series 0
Year Ended Dec. 31/12 (w)	Year Ended Dec. 31/12 (w)	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$92,220	$6,453	$18,033	$9,256

92,220	6,453	18,033	9,256

—	1,492	—	—

92,220	4,961	18,033	9,256

—	—	—	—
(669,559)	(38,732)	74,630	18,111

(669,559)	(38,732)	74,630	18,111
893,118	89,481	123,432	91,820

315,779	55,710	216,095	119,187

70,762	2,334	68,445	78,369
(62,376)	(20,913)	(148,351)	(41,242)
(10,044)	—	4,252	4,821
(4,282,547)	(715,627)	69,764	62,129

(4,284,205)	(734,206)	(5,890)	104,077

(3,968,426)	(678,496)	210,205	223,264

3,968,426	678,496	837,448	614,184

—	—	$1,047,653	$837,448

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Small Company Trust Series 1		International Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$17,185	$16,551	$93,028	$117,318

Total Investment Income	17,185	16,551	93,028	117,318
Expenses:
Mortality and expense risk	5,625	7,156	—	—

Net investment income (loss)	11,560	9,395	93,028	117,318

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	76,517	18,003	205,961	(633,920)

Realized gains (losses)	76,517	18,003	205,961	(633,920)
Unrealized appreciation (depreciation) during the period	138,946	242,164	828,242	1,255,781

Net increase (decrease) in assets from operations	227,023	269,562	1,127,231	739,179

Changes from principal transactions:
Transfer of net premiums	82,117	70,172	92,397	186,486
Transfer on terminations	(71,081)	(452,158)	(374,886)	(148,664)
Transfer on policy loans	(5,987)	1,557	7,304	(1,192)
Net interfund transfers	(206,061)	(895,042)	183,902	90,814

Net increase (decrease) in assets from principal transactions	(201,012)	(1,275,471)	(91,283)	127,444

Total increase (decrease) in assets	26,011	(1,005,909)	1,035,948	866,623

Assets, beginning of period	1,024,902	2,030,811	4,616,954	3,750,331

Assets, end of period	$1,050,913	$1,024,902	$5,652,902	$4,616,954

See accompanying notes.

Sub-Account
International Value Trust Series 1		Investment Quality Bond Trust Series 0		Investment Quality Bond Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$68,609	$135,246	$17,462	$13,466	$143,074	$104,616

68,609	135,246	17,462	13,466	143,074	104,616

17,552	20,056	—	—	21,843	28,447

51,057	115,190	17,462	13,466	121,231	76,169

—	—	8,426	—	70,625	—
265,855	(50,375)	17,926	2,872	43,284	104,815

265,855	(50,375)	26,352	2,872	113,909	104,815
685,798	879,202	(52,466)	25,790	(333,211)	192,060

1,002,710	944,017	(8,652)	42,128	(98,071)	373,044

30,696	108,542	128,502	38,611	156,298	155,720
(288,288)	(1,030,428)	(34,939)	(21,582)	(651,756)	(1,435,724)
615	2,938	6,657	(818)	(8,028)	11,170
(1,346,802)	(1,098,783)	(301,762)	78,015	44,911	(1,109,654)

(1,603,779)	(2,017,731)	(201,542)	94,226	(458,575)	(2,378,488)

(601,069)	(1,073,714)	(210,194)	136,354	(556,646)	(2,005,444)

4,725,939	5,799,653	643,610	507,256	4,236,189	6,241,633

$4,124,870	$4,725,939	$433,416	$643,610	$3,679,543	$4,236,189

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Growth		Large Cap Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (g)	Year Ended Dec. 31/12 (p)
Income:
Dividend income distribution	$2,177	$68	$2,830

Total Investment Income	2,177	68	2,830
Expenses:
Mortality and expense risk	—	—	—

Net investment income (loss)	2,177	68	2,830

Realized gains (losses) on investments:
Capital gain distributions	23,454	—	—
Net realized gains (losses)	1,371	(17)	81,845

Realized gains (losses)	24,825	(17)	81,845
Unrealized appreciation (depreciation) during the period	86,514	3,907	(19,598)

Net increase (decrease) in assets from operations	113,516	3,958	65,077

Changes from principal transactions:
Transfer of net premiums	—	—	4,346
Transfer on terminations	(9,552)	(4,075)	(5,532)
Transfer on policy loans	—	—	(324)
Net interfund transfers	76,767	309,542	(513,708)

Net increase (decrease) in assets from principal transactions	67,215	305,467	(515,218)

Total increase (decrease) in assets	180,731	309,425	(450,141)

Assets, beginning of period	309,425	—	450,141

Assets, end of period	$490,156	$309,425	—

(g)	Fund available in prior year but no activity.
(p)	Terminated as an investment option and funds transferred to U.S. Equity Trust on April 30, 2012.

See accompanying notes.

Sub-Account
Large Cap Trust Series 1	Lifestyle Aggressive Trust Series 0		Lifestyle Aggressive Trust Series 1
Year Ended Dec. 31/12 (p)	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$7,319	$153,831	$81,493	$68,832	$29,646

7,319	153,831	81,493	68,832	29,646

2,580	—	—	15,426	10,122

4,739	153,831	81,493	53,406	19,524

—	—	—	—	—
217,776	475,394	485,194	26,009	123,547

217,776	475,394	485,194	26,009	123,547
11,164	793,925	335,175	560,598	169,130

233,679	1,423,150	901,862	640,013	312,201

10,627	941,430	1,153,332	45,666	75,957
(47,342)	(754,622)	(334,924)	(220,666)	(102,510)
(158,280)	(480,393)	(661,359)	25,447	(33,133)
(1,990,606)	(227,367)	(2,639,915)	373,488	(2,418,117)

(2,185,601)	(520,952)	(2,482,866)	223,935	(2,477,803)

(1,951,922)	902,198	(1,581,004)	863,948	(2,165,602)

1,951,922	5,796,593	7,377,597	2,179,183	4,344,785

—	$6,698,791	$5,796,593	$3,043,131	$2,179,183

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Balanced Trust Series 0		Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$540,343	$385,384	$227,172	$192,503

Total Investment Income	540,343	385,384	227,172	192,503
Expenses:
Mortality and expense risk	—	—	46,308	46,330

Net investment income (loss)	540,343	385,384	180,864	146,173

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	571,405	547,421	488,020	388,837

Realized gains (losses)	571,405	547,421	488,020	388,837
Unrealized appreciation (depreciation) during the period	1,144,026	841,932	359,394	462,475

Net increase (decrease) in assets from operations	2,255,774	1,774,737	1,028,278	997,485

Changes from principal transactions:
Transfer of net premiums	3,463,531	3,119,273	305,482	293,280
Transfer on terminations	(2,228,512)	(1,290,743)	(1,798,367)	(1,504,614)
Transfer on policy loans	476,304	(1,668,554)	(6,527)	(20,752)
Net interfund transfers	(1,500,340)	(2,797,778)	(16,110)	(3,997,297)

Net increase (decrease) in assets from principal transactions	210,983	(2,637,802)	(1,515,522)	(5,229,383)

Total increase (decrease) in assets	2,466,757	(863,065)	(487,244)	(4,231,898)

Assets, beginning of period	17,101,682	17,964,747	8,676,435	12,908,333

Assets, end of period	$19,568,439	$17,101,682	$8,189,191	$8,676,435

See accompanying notes.

Sub-Account
Lifestyle Conservative Trust Series 0		Lifestyle Conservative Trust Series 1		Lifestyle Growth Trust Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$263,994	$223,297	$212,108	$182,230	$591,010	$379,723

263,994	223,297	212,108	182,230	591,010	379,723

—	—	29,239	23,264	—	—

263,994	223,297	182,869	158,966	591,010	379,723

249,750	144,250	194,957	149,630	—	—
82,014	71,780	50,227	13,793	1,134,488	954,641

331,764	216,030	245,184	163,423	1,134,488	954,641
(291,649)	57,431	(222,643)	33,773	2,240,316	1,102,143

304,109	496,758	205,410	356,162	3,965,814	2,436,507

1,439,760	1,220,876	248,833	225,792	2,894,463	3,845,491
(838,252)	(324,620)	(591,938)	(317,582)	(2,172,237)	(1,342,031)
(175,278)	(185,513)	(145)	474	(991,150)	(1,021,067)
(988,093)	1,606,196	(212,766)	3,009,259	618,736	(2,499,198)

(561,863)	2,316,939	(556,016)	2,917,943	349,812	(1,016,805)

(257,754)	2,813,697	(350,606)	3,274,105	4,315,626	1,419,702

7,807,743	4,994,046	6,465,480	3,191,375	20,617,727	19,198,025

$7,549,989	$7,807,743	$6,114,874	$6,465,480	$24,933,353	$20,617,727

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Growth Trust Series 1		Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$130,586	$87,821	$266,479	$218,659

Total Investment Income	130,586	87,821	266,479	218,659
Expenses:
Mortality and expense risk	28,095	26,673	—	—

Net investment income (loss)	102,491	61,148	266,479	218,659

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	243,943	554,579	319,407	289,447

Realized gains (losses)	243,943	554,579	319,407	289,447
Unrealized appreciation (depreciation) during the period	582,810	120,557	296,972	231,427

Net increase (decrease) in assets from operations	929,244	736,284	882,858	739,533

Changes from principal transactions:
Transfer of net premiums	156,216	185,448	1,982,212	1,662,291
Transfer on terminations	(618,323)	(610,878)	(1,741,936)	(344,817)
Transfer on policy loans	(4,663)	(60,104)	(75,330)	(4,220)
Net interfund transfers	241,019	(4,141,005)	(639,570)	(4,288)

Net increase (decrease) in assets from principal transactions	(225,751)	(4,626,539)	(474,624)	1,308,966

Total increase (decrease) in assets	703,493	(3,890,255)	408,234	2,048,499

Assets, beginning of period	4,883,819	8,774,074	8,728,555	6,680,056

Assets, end of period	$5,587,312	$4,883,819	$9,136,789	$8,728,555

See accompanying notes.

Sub-Account
Lifestyle Moderate Trust Series 1		Mid Cap Index Trust Series 0		Mid Cap Index Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$57,602	$56,039	$97,599	$97,462	$49,728	$80,941

57,602	56,039	97,599	97,462	49,728	80,941

10,926	11,833	—	—	25,181	28,173

46,676	44,206	97,599	97,462	24,547	52,768

—	—	471,024	616,979	247,845	552,441
90,049	6,932	678,837	188,894	426,977	1,086,871

90,049	6,932	1,149,861	805,873	674,822	1,639,312
42,971	167,084	1,064,662	69,046	636,012	(316,692)

179,696	218,222	2,312,122	972,381	1,335,381	1,375,388

29,433	52,162	612,911	1,124,175	97,764	121,055
(380,805)	(315,856)	(712,944)	(410,281)	(2,522,966)	(739,450)
(417)	709	(334,715)	(404,107)	169	13
(105,394)	(293,207)	931,045	491,053	919,865	(4,425,568)

(457,183)	(556,192)	496,297	800,840	(1,505,168)	(5,043,950)

(277,487)	(337,970)	2,808,419	1,773,221	(169,787)	(3,668,562)

2,278,379	2,616,349	6,823,978	5,050,757	5,321,646	8,990,208

$2,000,892	$2,278,379	$9,632,397	$6,823,978	$5,151,859	$5,321,646

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Stock Trust Series 0		Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$4,934	—	$1,098	—

Total Investment Income	4,934	—	1,098	—
Expenses:
Mortality and expense risk	—	—	11,340	14,703

Net investment income (loss)	4,934	—	(10,242)	(14,703)

Realized gains (losses) on investments:
Capital gain distributions	134,699	—	54,889	—
Net realized gains (losses)	1,418,392	841,475	139,840	532,777

Realized gains (losses)	1,553,091	841,475	194,729	532,777
Unrealized appreciation (depreciation) during the period	657,769	257,748	684,233	296,451

Net increase (decrease) in assets from operations	2,215,794	1,099,223	868,720	814,525

Changes from principal transactions:
Transfer of net premiums	177,225	529,734	21,900	27,359
Transfer on terminations	(214,583)	(186,857)	(132,510)	(1,414,981)
Transfer on policy loans	2,182	(16,217)	(1,508)	(81)
Net interfund transfers	194,471	(307,057)	98,950	(1,363,601)

Net increase (decrease) in assets from principal transactions	159,295	19,603	(13,168)	(2,751,304)

Total increase (decrease) in assets	2,375,089	1,118,826	855,552	(1,936,779)

Assets, beginning of period	6,026,881	4,908,055	2,514,726	4,451,505

Assets, end of period	$8,401,970	$6,026,881	$3,370,278	$2,514,726

See accompanying notes.

Sub-Account
Mid Value Trust Series 0		Mid Value Trust Series 1		Money Market Trust B Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$100,678	$67,209	$54,576	$31,335	$6,430	$20,248

100,678	67,209	54,576	31,335	6,430	20,248

—	—	20,391	15,123	—	—

100,678	67,209	34,185	16,212	6,430	20,248

630,927	569,783	357,340	286,004	2,841	3,511
411,668	626,692	160,415	284,642	—	—

1,042,595	1,196,475	517,755	570,646	2,841	3,511
1,248,708	(8,322)	712,744	95,952	—	—

2,391,981	1,255,362	1,264,684	682,810	9,271	23,759

157,087	116,440	138,447	97,448	23,079,252	37,335,546
(241,422)	(154,300)	(152,103)	(387,826)	(2,946,995)	(13,682,629)
4,127	(7,723)	(15,321)	4,086	(10,094,655)	(1,858,913)
(90,945)	106,704	534,105	(466,445)	1,346,527	(13,019,020)

(171,153)	61,121	505,128	(752,737)	11,384,129	8,774,984

2,220,828	1,316,483	1,769,812	(69,927)	11,393,400	8,798,743

7,390,879	6,074,396	3,867,416	3,937,343	59,153,840	50,355,097

$9,611,707	$7,390,879	$5,637,228	$3,867,416	$70,547,240	$59,153,840

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Money Market Trust Series 1		Natural Resources Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	—	—	$18,402	$20,130

Total Investment Income	—	—	18,402	20,130
Expenses:
Mortality and expense risk	169,578	277,716	—	—

Net investment income (loss)	(169,578)	(277,716)	18,402	20,130

Realized gains (losses) on investments:
Capital gain distributions	1,818	6,492	—	—
Net realized gains (losses)	—	—	(154,335)	(71,051)

Realized gains (losses)	1,818	6,492	(154,335)	(71,051)
Unrealized appreciation (depreciation) during the period	—	—	190,142	70,977

Net increase (decrease) in assets from operations	(167,760)	(271,224)	54,209	20,056

Changes from principal transactions:
Transfer of net premiums	1,455,198	2,571,938	280,103	241,279
Transfer on terminations	(58,234,016)	(7,462,416)	(203,812)	(223,332)
Transfer on policy loans	(16,913)	14,326	20,355	(32,638)
Net interfund transfers	(622,387)	59,917,269	110,788	346,474

Net increase (decrease) in assets from principal transactions	(57,418,118)	55,041,117	207,434	331,783

Total increase (decrease) in assets	(57,585,878)	54,769,893	261,643	351,839

Assets, beginning of period	82,144,640	27,374,747	2,545,863	2,194,024

Assets, end of period	$24,558,762	$82,144,640	$2,807,506	$2,545,863

See accompanying notes.

Sub-Account
Natural Resources Trust Series 1		Real Estate Securities Trust Series 0		Real Estate Securities Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$20,438	$31,690	$252,734	$170,323	$184,795	$198,592

20,438	31,690	252,734	170,323	184,795	198,592

15,442	20,624	—	—	63,495	69,450

4,996	11,066	252,734	170,323	121,300	129,142

—	—	—	—	—	—
(145,114)	(418,842)	1,262,383	1,765,820	94,149	(36,855)

(145,114)	(418,842)	1,262,383	1,765,820	94,149	(36,855)
206,417	409,621	(1,653,540)	(531,311)	(221,185)	1,760,908

66,299	1,845	(138,423)	1,404,832	(5,736)	1,853,195

101,326	111,810	305,541	328,829	277,304	315,144
(288,657)	(1,103,571)	(571,062)	(255,792)	(1,163,977)	(2,597,112)
(19)	7,743	3,289	(21,039)	14,941	14,186
657,494	(607,734)	704,034	561,937	(1,436,561)	(678,835)

470,144	(1,591,752)	441,802	613,935	(2,308,293)	(2,946,617)

536,443	(1,589,907)	303,379	2,018,767	(2,314,029)	(1,093,422)

3,204,486	4,794,393	9,783,730	7,764,963	11,297,501	12,390,923

$3,740,929	$3,204,486	$10,087,109	$9,783,730	$8,983,472	$11,297,501

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Return Bond Trust Series 0		Real Return Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$331,588	$182,576	$84,783	$85,952

Total Investment Income	331,588	182,576	84,783	85,952
Expenses:
Mortality and expense risk	—	—	18,507	23,900

Net investment income (loss)	331,588	182,576	66,276	62,052

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(218,151)	613,975	90,506	93,150

Realized gains (losses)	(218,151)	613,975	90,506	93,150
Unrealized appreciation (depreciation) during the period	(1,404,619)	(1,251)	(551,896)	236,531

Net increase (decrease) in assets from operations	(1,291,182)	795,300	(395,114)	391,733

Changes from principal transactions:
Transfer of net premiums	883,715	1,233,306	23,515	56,462
Transfer on terminations	(495,594)	(193,308)	(367,700)	(559,225)
Transfer on policy loans	(216,989)	33,062	—	1,270
Net interfund transfers	660,369	600,477	(1,153,884)	(168,182)

Net increase (decrease) in assets from principal transactions	831,501	1,673,537	(1,498,069)	(669,675)

Total increase (decrease) in assets	(459,681)	2,468,837	(1,893,183)	(277,942)

Assets, beginning of period	11,415,103	8,946,266	5,091,250	5,369,192

Assets, end of period	$10,955,422	$11,415,103	$3,198,067	$5,091,250

See accompanying notes.

Sub-Account
Science & Technology Trust Series 0		Science & Technology Trust Series 1		Short Term Government Income Trust Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

—	—	—	—	$36,368	$37,207

—	—	—	—	36,368	37,207

—	—	28,776	28,246	—	—

—	—	(28,776)	(28,246)	36,368	37,207

—	—	—	—	—	—
150,354	54,682	252,498	448,187	(42,001)	12,295

150,354	54,682	252,498	448,187	(42,001)	12,295
472,501	56,674	1,959,036	195,111	(12,115)	(27,054)

622,855	111,356	2,182,758	615,052	(17,748)	22,448

122,921	201,855	141,604	143,835	41,927	24,966
(139,434)	(58,790)	(445,666)	(1,181,546)	(191,250)	(80,333)
16,239	(8,966)	(4,964)	(207,984)	(384)	(7,506)
398,347	(31,965)	242,217	(265,332)	(561,306)	1,701,578

398,073	102,134	(66,809)	(1,511,027)	(711,013)	1,638,705

1,020,928	213,490	2,115,949	(895,975)	(728,761)	1,661,153

1,302,245	1,088,755	5,407,245	6,303,220	2,408,770	747,617

$2,323,173	$1,302,245	$7,523,194	$5,407,245	$1,680,009	$2,408,770

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Short Term Government Income Trust Series 1		Small Cap Growth Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$31,512	$35,143	—	—

Total Investment Income	31,512	35,143	—	—
Expenses:
Mortality and expense risk	15,091	11,868	—	—

Net investment income (loss)	16,421	23,275	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	329,039	675,695
Net realized gains (losses)	(37,714)	(14,978)	94,005	446,111

Realized gains (losses)	(37,714)	(14,978)	423,044	1,121,806
Unrealized appreciation (depreciation) during the period	(28,713)	6,972	1,995,852	(438,127)

Net increase (decrease) in assets from operations	(50,006)	15,269	2,418,896	683,679

Changes from principal transactions:
Transfer of net premiums	13,745	35,280	102,737	201,039
Transfer on terminations	(221,597)	(866,244)	(446,978)	(103,539)
Transfer on policy loans	33,495	294	3,753	(4,907)
Net interfund transfers	(458,499)	457,872	2,024,685	59,272

Net increase (decrease) in assets from principal transactions	(632,856)	(372,798)	1,684,197	151,865

Total increase (decrease) in assets	(682,862)	(357,529)	4,103,093	835,544

Assets, beginning of period	2,145,355	2,502,884	5,160,719	4,325,175

Assets, end of period	$1,462,493	$2,145,355	$9,263,812	$5,160,719

See accompanying notes.

Sub-Account
Small Cap Growth Trust Series 1		Small Cap Index Trust Series 0		Small Cap Index Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

—	—	$89,233	$97,113	$66,891	$71,355

—	—	89,233	97,113	66,891	71,355

6,310	6,463	—	—	20,649	17,341

(6,310)	(6,463)	89,233	97,113	46,242	54,014

53,956	158,734	417,724	760,305	321,706	586,834
57,938	86,053	72,560	101,537	50,124	99,406

111,894	244,787	490,284	861,842	371,830	686,240
336,075	(73,691)	1,329,413	(351,730)	1,039,083	(234,508)

441,659	164,633	1,908,930	607,225	1,457,155	505,746

7,004	20,478	373,963	682,422	149,737	93,874
(199,521)	(231,561)	(516,927)	(242,983)	(245,665)	(522,150)
—	—	(213,523)	(152,873)	—	—
167,539	109,956	(81,732)	1,065,810	(1,674,308)	3,259,343

(24,978)	(101,127)	(438,219)	1,352,376	(1,770,236)	2,831,067

416,681	63,506	1,470,711	1,959,601	(313,081)	3,336,813

1,120,649	1,057,143	5,056,149	3,096,548	5,572,123	2,235,310

$1,537,330	$1,120,649	$6,526,860	$5,056,149	$5,259,042	$5,572,123

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Opportunities Trust Series 0		Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$1,727	—	$4,666	—

Total Investment Income	1,727	—	4,666	—
Expenses:
Mortality and expense risk	—	—	9,917	2,371

Net investment income (loss)	1,727	—	(5,251)	(2,371)

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	49,603	14,468	142,698	28,461

Realized gains (losses)	49,603	14,468	142,698	28,461
Unrealized appreciation (depreciation) during the period	22,047	5,856	513,695	65,090

Net increase (decrease) in assets from operations	73,377	20,324	651,142	91,180

Changes from principal transactions:
Transfer of net premiums	23,783	17,997	41,288	16,606
Transfer on terminations	(176,539)	(26,073)	(159,602)	(35,026)
Transfer on policy loans	(59)	(9,174)	(12,644)	101
Net interfund transfers	221,048	(2,233)	16,029,359	(371,726)

Net increase (decrease) in assets from principal transactions	68,233	(19,483)	15,898,401	(390,045)

Total increase (decrease) in assets	141,610	841	16,549,543	(298,865)

Assets, beginning of period	130,698	129,857	436,591	735,456

Assets, end of period	$272,308	$130,698	$16,986,134	$436,591

See accompanying notes.

Sub-Account
Small Cap Value Trust Series 0		Small Cap Value Trust Series 1		Small Company Value Trust Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$63,358	$71,381	$4,608	$9,620	$25,931	$2,631

63,358	71,381	4,608	9,620	25,931	2,631

—	—	4,920	6,115	—	—

63,358	71,381	(312)	3,505	25,931	2,631

578,887	370,084	45,499	51,849	—	—
890,910	1,072,732	62,929	73,773	234,483	86,076

1,469,797	1,442,816	108,428	125,622	234,483	86,076
1,343,087	(390,175)	148,574	(21,545)	138,703	74,974

2,876,242	1,124,022	256,690	107,582	399,117	163,681

215,765	275,858	8,509	17,703	129,672	127,644
(306,712)	(312,822)	(107,766)	(312,091)	(470,798)	(46,055)
4,023	(17,073)	—	—	11,817	6,560
491,444	(218,231)	17,118	615,087	(131,436)	21,754

404,520	(272,268)	(82,139)	320,699	(460,745)	109,903

3,280,762	851,754	174,551	428,281	(61,628)	273,584

7,814,941	6,963,187	890,741	462,460	1,302,715	1,029,131

$11,095,703	$7,814,941	$1,065,292	$890,741	$1,241,087	$1,302,715

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Company Value Trust Series 1		Smaller Company Growth Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13 (ac)	Year Ended Dec. 31/12
Income:
Dividend income distribution	$93,343	$12,565	—	—

Total Investment Income	93,343	12,565	—	—
Expenses:
Mortality and expense risk	21,514	20,162	—	—

Net investment income (loss)	71,829	(7,597)	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	14,654	12,685
Net realized gains (losses)	468,768	606,448	48,962	2,568

Realized gains (losses)	468,768	606,448	63,616	15,253
Unrealized appreciation (depreciation) during the period	880,713	212,641	53	11,766

Net increase (decrease) in assets from operations	1,421,310	811,492	63,669	27,019

Changes from principal transactions:
Transfer of net premiums	80,912	84,585	41,144	43,211
Transfer on terminations	(348,812)	(1,199,834)	(115,491)	(14,616)
Transfer on policy loans	(1,563)	25,135	(401)	(24,069)
Net interfund transfers	114,648	(1,216,493)	(154,264)	(74,300)

Net increase (decrease) in assets from principal transactions	(154,815)	(2,306,607)	(229,012)	(69,774)

Total increase (decrease) in assets	1,266,495	(1,495,115)	(165,343)	(42,755)

Assets, beginning of period	4,660,932	6,156,047	165,343	208,098

Assets, end of period	$5,927,427	$4,660,932	—	$165,343

(ac)	Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on December 9, 2013.

See accompanying notes.

Sub-Account
Smaller Company Growth Trust Series 1		Strategic Income Opportunities Trust Series 0		Strategic Income Opportunities Trust Series 1
Year Ended Dec. 31/13 (ac)	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

—	—	$198,885	$193,473	$91,566	$125,334

—	—	198,885	193,473	91,566	125,334

84,004	90,857	—	—	7,606	9,162

(84,004)	(90,857)	198,885	193,473	83,960	116,172

1,008,101	1,238,295	—	—	—	—
5,690,292	895,692	(70,116)	(42,254)	(18,719)	(131,905)

6,698,393	2,133,987	(70,116)	(42,254)	(18,719)	(131,905)
(2,337,394)	162,929	(8,447)	162,474	(13,769)	243,295

4,276,995	2,206,059	120,322	313,693	51,472	227,562

455,364	555,524	341,854	283,080	96,864	72,048
(1,804,972)	(4,185,161)	(261,118)	(158,433)	(107,187)	(603,888)
109,318	171,708	(8,468)	(8,779)	—	(437)
(16,154,829)	(1,016,794)	222,147	659,353	568,750	(496,267)

(17,395,119)	(4,474,723)	294,415	775,221	558,427	(1,028,544)

(13,118,124)	(2,268,664)	414,737	1,088,914	609,899	(800,982)

13,118,124	15,386,788	3,194,530	2,105,616	1,366,967	2,167,949

—	$13,118,124	$3,609,267	$3,194,530	$1,976,866	$1,366,967

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Bond Market Trust B Series 0		Total Return Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$519,795	$209,800	$807,547	$596,165

Total Investment Income	519,795	209,800	807,547	596,165
Expenses:
Mortality and expense risk	—	—	—	—

Net investment income (loss)	519,795	209,800	807,547	596,165

Realized gains (losses) on investments:
Capital gain distributions	—	—	575,426	—
Net realized gains (losses)	(184,889)	222,631	490,003	21,365

Realized gains (losses)	(184,889)	222,631	1,065,429	21,365
Unrealized appreciation (depreciation) during the period	(718,169)	(17,998)	(2,538,230)	1,796,755

Net increase (decrease) in assets from operations	(383,263)	414,433	(665,254)	2,414,285

Changes from principal transactions:
Transfer of net premiums	996,950	1,311,175	3,181,815	4,900,233
Transfer on terminations	(421,855)	(396,895)	(914,714)	(1,134,035)
Transfer on policy loans	28,314	30,864	(485,578)	(445,988)
Net interfund transfers	(217,977)	3,845,152	(8,374,640)	(2,898,015)

Net increase (decrease) in assets from principal transactions	385,432	4,790,296	(6,593,117)	422,195

Total increase (decrease) in assets	2,169	5,204,729	(7,258,371)	2,836,480

Assets, beginning of period	12,954,850	7,750,121	31,387,850	28,551,370

Assets, end of period	$12,957,019	$12,954,850	$24,129,479	$31,387,850

See accompanying notes.

Sub-Account
Total Return Trust Series 1		Total Stock Market Index Trust Series 0		Total Stock Market Index Trust Series 1
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$349,503	$540,465	$11,216	$6,835	$26,952	$30,946

349,503	540,465	11,216	6,835	26,952	30,946

58,461	116,360	—	—	10,208	9,074

291,042	424,105	11,216	6,835	16,744	21,872

264,939	—	10,698	1,063	35,544	5,213
812,627	(262,321)	43,345	19,687	341,414	233,290

1,077,566	(262,321)	54,043	20,750	376,958	238,503
(1,508,645)	2,492,566	121,559	51,315	231,981	22,731

(140,037)	2,654,350	186,818	78,900	625,683	283,106

288,552	238,258	220,345	90,869	194,682	133,763
(13,925,237)	(4,431,468)	(45,560)	(280,634)	(27,692)	(52,363)
(479)	(124,743)	(164)	(10,737)	—	—
(3,503,085)	(19,580,804)	41,364	(40,856)	(1,016,986)	(293,249)

(17,140,249)	(23,898,757)	215,985	(241,358)	(849,996)	(211,849)

(17,280,286)	(21,244,407)	402,803	(162,458)	(224,313)	71,257

26,629,883	47,874,290	458,437	620,895	1,982,096	1,910,839

$9,349,597	$26,629,883	$861,240	$458,437	$1,757,783	$1,982,096

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Ultra Short Term Bond Trust Series 0		Ultra Short Term Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$2,441	$2,550	$209	$364

Total Investment Income	2,441	2,550	209	364
Expenses:
Mortality and expense risk	—	—	5,693	203

Net investment income (loss)	2,441	2,550	(5,484)	161

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(2,653)	(1,524)	(6,496)	(26)

Realized gains (losses)	(2,653)	(1,524)	(6,496)	(26)
Unrealized appreciation (depreciation) during the period	(610)	(89)	336	(182)

Net increase (decrease) in assets from operations	(822)	937	(11,644)	(47)

Changes from principal transactions:
Transfer of net premiums	76,419	114,035	405	—
Transfer on terminations	(25,973)	(94,329)	(25,672)	(1,767)
Transfer on policy loans	—	—	(35)	—
Net interfund transfers	(172,773)	204,035	21,789	7,808

Net increase (decrease) in assets from principal transactions	(122,327)	223,741	(3,513)	6,041

Total increase (decrease) in assets	(123,149)	224,678	(15,157)	5,994

Assets, beginning of period	340,380	115,702	32,819	26,825

Assets, end of period	$217,231	$340,380	$17,662	$32,819

(q)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

See accompanying notes.

Sub-Account
U.S. Equity Trust Series 0		U.S. Equity Trust Series 1		Utilities Trust Series 0
Year Ended Dec. 31/13	Year Ended Dec. 31/12 (q)	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (q)	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$41,950	$7,889	$16,079	$15,550	$32,551	$41,518

41,950	7,889	16,079	15,550	32,551	41,518

—	—	5,187	3,657	—	—

41,950	7,889	10,892	11,893	32,551	41,518

—	—	—	—	—	—
22,110	669	70,518	(7,373)	36,154	43,373

22,110	669	70,518	(7,373)	36,154	43,373
449,904	6,298	191,615	13,057	185,409	56,347

513,964	14,856	273,025	17,577	254,114	141,238

57,201	12,789	28,987	18,131	217,510	131,614
(100,609)	(13,230)	(138,379)	(163,284)	(88,346)	(121,634)
(3,481)	(10,696)	(5,244)	(5,806)	(331)	(2,783)
1,640,633	534,711	147,885	1,205,535	102,757	32,542

1,593,744	523,574	33,249	1,054,576	231,590	39,739

2,107,708	538,430	306,274	1,072,153	485,704	180,977

538,430	—	1,072,153	—	1,173,906	992,929

$2,646,138	$538,430	$1,378,427	$1,072,153	$1,659,610	$1,173,906

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Utilities Trust Series 1		Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12
Income:
Dividend income distribution	$36,806	$69,574	$8,673	$6,144

Total Investment Income	36,806	69,574	8,673	6,144
Expenses:
Mortality and expense risk	9,897	10,138	—	—

Net investment income (loss)	26,909	59,436	8,673	6,144

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	58,880	136,298	110,548	12,483

Realized gains (losses)	58,880	136,298	110,548	12,483
Unrealized appreciation (depreciation) during the period	229,034	32,088	157,639	80,571

Net increase (decrease) in assets from operations	314,823	227,822	276,860	99,198

Changes from principal transactions:
Transfer of net premiums	53,831	61,444	96,024	101,749
Transfer on terminations	(187,917)	(669,845)	(34,681)	(31,935)
Transfer on policy loans	(154)	(59)	5,985	(2,011)
Net interfund transfers	45,252	194,406	37,982	63,487

Net increase (decrease) in assets from principal transactions	(88,988)	(414,054)	105,310	131,290

Total increase (decrease) in assets	225,835	(186,232)	382,170	230,488

Assets, beginning of period	1,643,623	1,829,855	753,948	523,460

Assets, end of period	$1,869,458	$1,643,623	$1,136,118	$753,948

See accompanying notes.

Sub-Account
Value Trust Series 1		Total
Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/13	Year Ended Dec. 31/12

$20,960	$30,495	$10,730,577	$9,972,195

20,960	30,495	10,730,577	9,972,195

15,614	17,275	1,292,030	1,498,405

5,346	13,220	9,438,547	8,473,790

—	—	9,068,674	7,620,175
388,372	554,076	34,422,088	31,527,281

388,372	554,076	43,490,762	39,147,456
452,902	(6,977)	51,681,035	26,311,717

846,620	560,319	104,610,344	73,932,963

25,630	29,773	58,824,430	80,716,462
(290,664)	(1,201,422)	(127,884,797)	(88,780,052)
(10,806)	474	(13,184,560)	(8,565,243)
(635,566)	(153,270)	(2,735,829)	(11,459,227)

(911,406)	(1,324,445)	(84,980,756)	(28,088,060)

(64,786)	(764,126)	19,629,588	45,844,903

2,735,313	3,499,439	692,144,190	646,299,287

$2,670,527	$2,735,313	$711,773,778	$692,144,190

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements

December 31, 2013

1.	Organization

John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company (U.S.A.) (“JHUSA” or the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 112 active investment sub-accounts that invest in shares of a particular John Hancock Variable Insurance Trust (the “Trust”), which was formerly known as the John Hancock Trust, portfolio and 4 sub-accounts that invests in shares of other outside investment trusts as of December 31, 2013. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a stock life insurance company incorporated under the laws of Michigan in 1979. The Company is an indirect wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian based publicly traded life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in portfolios of the Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0 represent an interest in the same Trust portfolio but in different share classes of that portfolio. Series 1 represents interests in Series 1 shares of the Trust’s portfolio and Series 0 represents interests in Series NAV shares of the Trust’s portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the portfolio’s assets.

As the result of a portfolio change, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Business Opportunity Value	Large Cap Value	April 29, 2013

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-account funds as follows:

Terminated	Transferred To	Effective Date
All Cap Value Trust	Fundamental Large Cap Value Trust	December 9, 2013
American Global Small Capitalization Trust Series 1	American Global Growth Trust Series 1	April 29, 2013
American High-Income Bond Trust Series 1	High Yield Trust Series 1	April 29, 2013
Core Allocation Trust	Core Strategy Trust	December 9, 2013
Disciplined Diversification Trust	Core Strategy Trust	December 9, 2013
Fundamental Holdings Trust Series 1	Core Strategy Trust Series 1	December 9, 2013
Global Diversification Trust Series 1	Core Strategy Trust Series 1	December 9, 2013
Smaller Company Growth Trust	Small Cap Opportunities Trust	December 9, 2013

Where a sub-account has two series, the changes noted above apply to both Series 0 and Series 1.

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolios of the Trust. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

FASB ASC Topic 820 - Fair Value Measurement and Disclosure (“ASC 820”) provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

•	Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

•	Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

•	Level 3 – Fair value measurements using significant non-market observable inputs.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by fair value hierarchy level under ASC 820, as of December 31, 2013.

Mutual Funds
Level 1	$711,773,778
Level 2	—
Level 3	—

$711,773,778

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Mortality and Expense Risks Charges

The Company deducts from the assets of the Account a daily charge equivalent to annual rates between 0% and 0.70% of the average net value of the Account’s assets for the assumption of mortality and expense risks.

4.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with underwriting and issuing the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

5.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account are the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet the more-likely-than-not threshold would be recorded as tax expense or benefit.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2013, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statements of Operations.

6.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2013 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$25,302,467	$21,735,723
Active Bond Trust Series 0	63,630	111,281
Active Bond Trust Series 1	245,025	196,798
All Cap Core Trust Series 0	131,082	147,151
All Cap Core Trust Series 1	118,630	183,997
All Cap Value Trust Series 0	1,068,504	1,759,895
All Cap Value Trust Series 1	1,797,619	3,740,696
Alpha Opportunities Trust Series 0	29,081	8,559
Alpha Opportunities Trust Series 1	42,088	47,996
American Asset Allocation Trust Series 1	732,474	1,447,204
American Global Growth Trust Series 1	332,624	569,884
American Global Small Capitalization Trust Series 1	7,788	58,714
American Growth Trust Series 1	9,056,462	12,182,378
American Growth-Income Trust Series 1	6,696,346	7,553,333
American High-Income Bond Trust Series 1	10,732	44,640
American International Trust Series 1	8,880,522	9,957,710
American New World Trust Series 1	259,869	453,663
Blue Chip Growth Trust Series 0	10,894,803	6,244,722
Blue Chip Growth Trust Series 1	1,067,943	1,806,165
Bond Trust Series 0	187,007	509,174
Bond Trust Series 1	93,183	7,122
Capital Appreciation Trust Series 0	306,053	403,918
Capital Appreciation Trust Series 1	4,789,533	398,699
Capital Appreciation Value Trust Series 0	65,486	8,090
Capital Appreciation Value Trust Series 1	708,695	581,399
Core Allocation Plus Trust Series 0	60,348	87,356
Core Allocation Plus Trust Series 1	31,134	1,445,148
Core Bond Trust Series 0	156,537	460,233
Core Bond Trust Series 1	1,852	13,119
Core Strategy Trust Series 0	207,161	1,434
Core Strategy Trust Series 1	149,257	1,167
Disciplined Diversification Trust Series 0	20,899	31,801
Disciplined Diversification Trust Series 1	35	783
Emerging Markets Value Trust Series 0	894,577	334,520
Emerging Markets Value Trust Series 1	1,173,899	1,469,796

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Equity-Income Trust Series 0	$15,681,467	$10,653,786
Equity-Income Trust Series 1	1,487,439	3,629,148
Financial Services Trust Series 0	108,794	74,305
Financial Services Trust Series 1	552,053	232,724
Franklin Templeton Founding Allocation Trust Series 0	41,763	18,631
Franklin Templeton Founding Allocation Trust Series 1	4,930	4,660
Fundamental All Cap Core Trust Series 0	196,182	148,370
Fundamental All Cap Core Trust Series 1	12,881	77,714
Fundamental Holdings Trust Series 1	26,207	36,238
Fundamental Large Cap Value Trust Series 0	1,662,214	22,586
Fundamental Large Cap Value Trust Series 1	2,620,950	25,929
Fundamental Value Trust Series 0	622,222	2,505,290
Fundamental Value Trust Series 1	567,829	2,942,517
Global Bond Trust Series 0	3,356,348	9,323,699
Global Bond Trust Series 1	1,365,508	1,667,603
Global Diversification Trust Series 1	186,146	314,205
Global Trust Series 0	185,147	35,014
Global Trust Series 1	452,624	653,842
Health Sciences Trust Series 0	1,202,003	491,212
Health Sciences Trust Series 1	1,524,405	1,390,156
High Yield Trust Series 0	2,391,721	2,339,341
High Yield Trust Series 1	2,240,543	1,521,132
International Core Trust Series 0	326,674	204,038
International Core Trust Series 1	555,357	441,208
International Equity Index Trust B Series 0	4,567,424	5,798,729
International Equity Index Trust B Series 1	1,526,803	1,252,919
International Growth Stock Trust Series 0	5,577,276	4,117,559
International Growth Stock Trust Series 1	228,466	160,278
International Small Company Trust Series 0	459,308	447,166
International Small Company Trust Series 1	313,106	502,558
International Value Trust Series 0	1,959,425	1,957,680
International Value Trust Series 1	471,521	2,024,243
Investment Quality Bond Trust Series 0	364,722	540,376
Investment Quality Bond Trust Series 1	569,525	836,244
Lifestyle Aggressive Trust Series 0	2,296,000	2,663,121
Lifestyle Aggressive Trust Series 1	1,185,603	908,261
Lifestyle Balanced Trust Series 0	6,099,567	5,348,241
Lifestyle Balanced Trust Series 1	3,396,603	4,731,262
Lifestyle Conservative Trust Series 0	3,752,219	3,800,338
Lifestyle Conservative Trust Series 1	4,695,935	4,874,125
Lifestyle Growth Trust Series 0	6,727,062	5,786,240
Lifestyle Growth Trust Series 1	1,099,098	1,222,358
Lifestyle Moderate Trust Series 0	3,813,855	4,021,999
Lifestyle Moderate Trust Series 1	830,035	1,240,542
Mid Cap Index Trust Series 0	8,440,504	7,375,585
Mid Cap Index Trust Series 1	1,883,041	3,115,819
Mid Cap Stock Trust Series 0	8,324,793	8,025,866
Mid Cap Stock Trust Series 1	745,688	714,209
Mid Value Trust Series 0	4,012,629	3,452,176
Mid Value Trust Series 1	1,572,619	675,966
Money Market Trust B Series 0	88,237,742	76,844,342

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Money Market Trust Series 1	$14,109,071	$71,694,949
Natural Resources Trust Series 0	1,153,661	927,824
Natural Resources Trust Series 1	1,364,747	889,608
Real Estate Securities Trust Series 0	6,296,211	5,601,674
Real Estate Securities Trust Series 1	1,487,397	3,674,392
Real Return Bond Trust Series 0	9,812,333	8,649,244
Real Return Bond Trust Series 1	1,079,206	2,511,000
Science & Technology Trust Series 0	888,636	490,564
Science & Technology Trust Series 1	1,561,289	1,656,874
Short Term Government Income Trust Series 0	2,283,630	2,958,274
Short Term Government Income Trust Series 1	3,181,723	3,798,158
Small Cap Growth Trust Series 0	4,005,387	1,992,151
Small Cap Growth Trust Series 1	737,994	715,325
Small Cap Index Trust Series 0	3,388,696	3,319,957
Small Cap Index Trust Series 1	1,498,075	2,900,363
Small Cap Opportunities Trust Series 0	373,119	303,160
Small Cap Opportunities Trust Series 1	16,458,647	565,496
Small Cap Value Trust Series 0	4,852,631	3,805,866
Small Cap Value Trust Series 1	233,769	270,720
Small Company Value Trust Series 0	387,221	822,036
Small Company Value Trust Series 1	1,313,079	1,396,065
Smaller Company Growth Trust Series 0	71,322	285,680
Smaller Company Growth Trust Series 1	1,288,314	17,759,337
Strategic Income Opportunities Trust Series 0	1,599,036	1,105,736
Strategic Income Opportunities Trust Series 1	1,075,718	433,331
Total Bond Market Trust B Series 0	14,535,436	13,630,209
Total Return Trust Series 0	19,559,894	24,770,038
Total Return Trust Series 1	3,051,662	19,635,929
Total Stock Market Index Trust Series 0	449,210	211,311
Total Stock Market Index Trust Series 1	766,643	1,564,351
Ultra Short Term Bond Trust Series 0	300,216	420,102
Ultra Short Term Bond Trust Series 1	2,385,487	2,394,484
U.S. Equity Trust Series 0	1,770,713	135,019
U.S. Equity Trust Series 1	523,173	479,034
Utilities Trust Series 0	427,363	163,222
Utilities Trust Series 1	308,075	370,155
Value Trust Series 0	421,813	307,829
Value Trust Series 1	683,534	1,589,594
All Asset Portfolio	1,473,184	506,655
Brandes International Equity	—	—
Frontier Capital Appreciation	76,292	3,784
Large Cap Growth	102,397	9,551

	$403,441,325	$469,914,869

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

7.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

Mortality and expense risks charges, as described in Note 3, are paid to JHUSA.

8.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code (the “Code”). Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. JHUSA believes that the Account satisfies the current requirements of the regulations, and the Account will continue to meet such requirements.

9.	Subsequent Events

In accordance with the provision set forth in FASB ASC Topic 855 - Subsequent Events (“ASC 855”), management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 28, 2014 and has determined that no events have occurred that require additional disclosure.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,598,557	1,390,856	1,290,604	1,301,021	1,219,448
Units issued	953,051	1,230,219	619,564	517,339	698,381
Units redeemed	(764,772)	(1,022,518)	(519,312)	(527,756)	(616,808)

Units, end of period	1,786,836	1,598,557	1,390,856	1,290,604	1,301,021

Unit value, end of period $	22.15 to 37.65	16.90 to 28.52	14.50 to 24.63	14.53 to 24.18	12.77 to 21.05
Assets, end of period $	55,399,561	38,999,373	29,723,881	26,434,250	22,312,778
Investment income ratio*	1.83%	1.07%	1.93%	1.84%	2.30%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.00% to 0.70%	0.00% to 0.70%	0.00% to 0.70%	0.00% to 0.65%
Total return, lowest to highest***	31.11% to 32.03%	14.99% to 15.80%	0.95% to 1.87%	14.06% to 14.85%	25.53% to 26.36%

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	3,613	3,871	6,841	4,896	10,376
Units issued	773	61,998	2,108	4,921	3,279
Units redeemed	(1,681)	(62,256)	(5,078)	(2,976)	(8,759)

Units, end of period	2,705	3,613	3,871	6,841	4,896

Unit value, end of period $	66.44	66.31	60.42	57.02	50.05
Assets, end of period $	179,586	239,468	233,806	389,972	245,021
Investment income ratio*	5.68%	4.25%	4.23%	10.01%	4.48%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	0.19%	9.76%	5.97%	13.91%	24.86%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	28,002	52,039	83,593	86,344	67,710
Units issued	10,703	29,071	25,119	36,499	108,085
Units redeemed	(9,961)	(53,108)	(56,673)	(39,250)	(89,451)

Units, end of period	28,744	28,002	52,039	83,593	86,344

Unit value, end of period $	19.30 to 20.06	19.38 to 20.05	17.48 to 18.56	16.91 to 17.34	14.95 to 15.19
Assets, end of period $	556,274	543,833	926,985	1,419,732	1,297,722
Investment income ratio*	6.73%	4.45%	4.54%	7.99%	9.00%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.20% to 0.65%	0.00% to 0.65%	0.20% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	(0.40%) to 0.05%	8.99% to 9.49%	4.87% to 5.81%	13.11% to 13.62%	24.00% to 24.44%

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/13 (bf)	Year Ended Dec. 31/12 (bf)	Year Ended Dec. 31/11 (bf)	Year Ended Dec. 31/10 (bf)	Year Ended Dec. 31/09
Units, beginning of period	156,826	120,106	131,872	116,482	50,680
Units issued	79,706	74,562	43,749	69,869	97,260
Units redeemed	(27,607)	(37,842)	(55,515)	(54,479)	(31,458)

Units, end of period	208,925	156,826	120,106	131,872	116,482

Unit value, end of period $	20.95 to 21.88	15.82 to 21.11	18.18 to 19.48	13.58 to 18.35	12.05 to 16.67
Assets, end of period $	3,456,735	2,641,719	1,775,553	1,987,169	1,563,518
Investment income ratio*	4.57%	4.87%	6.34%	6.94%	9.51%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	(0.75%) to (0.10%)	13.90% to 14.65%	0.75% to 1.66%	11.98% to 12.71%	20.52% to 20.89%

(bf) Fund has no Series. Previously presented as Series 0 and Series 1.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	59,305	20,786	20,587	14,832	1,899
Units issued	7,621	43,314	5,406	7,798	15,567
Units redeemed	(9,224)	(4,795)	(5,207)	(2,043)	(2,634)

Units, end of period	57,702	59,305	20,786	20,587	14,832

Unit value, end of period $	18.44	13.72	11.76	11.71	10.36
Assets, end of period $	1,063,998	813,432	244,445	241,137	153,621
Investment income ratio*	1.33%	1.24%	1.09%	1.26%	2.08%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	34.44%	16.62%	0.40%	13.09%	28.61%

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	20,573	24,152	29,325	68,668	411,878
Units issued	4,675	28,690	14,019	4,369	79,155
Units redeemed	(7,879)	(32,269)	(19,192)	(43,712)	(422,365)

Units, end of period	17,369	20,573	24,152	29,325	68,668

Unit value, end of period $	14.71 to 28.06	19.72 to 20.68	9.50 to 18.40	17.08 to 17.78	15.29 to 15.77
Assets, end of period $	459,756	408,071	413,811	504,744	1,059,003
Investment income ratio*	1.24%	0.97%	0.94%	0.76%	1.25%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.30% to 0.70%	0.00% to 0.65%	0.30% to 0.70%	0.30% to 0.65%
Total return, lowest to highest***	33.39% to 34.06%	15.75% to 16.21%	(0.49%) to 0.41%	12.25% to 12.70%	27.62% to 28.08%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/13 (x)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	71,302	36,891	15,042	42,141	21,831
Units issued	16,185	43,228	33,908	24,757	44,155
Units redeemed	(87,487)	(8,817)	(12,059)	(51,856)	(23,845)

Units, end of period	—	71,302	36,891	15,042	42,141

Unit value, end of period $	20.42	15.60	14.06	14.67	12.38
Assets, end of period $	—	1,111,990	518,670	220,669	521,779
Investment income ratio*	1.53%	0.93%	0.48%	0.20%	0.74%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	30.93%	10.92%	(4.17%)	18.50%	26.59%

(x) Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/13 (x)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	122,022	200,208	179,275	115,523	363,932
Units issued	23,614	100,075	70,122	129,563	33,538
Units redeemed	(145,636)	(178,261)	(49,189)	(65,811)	(281,947)

Units, end of period	—	122,022	200,208	179,275	115,523

Unit value, end of period $	25.99 to 27.50	19.99 to 21.07	17.66 to 19.44	19.05 to 19.90	16.21 to 16.71
Assets, end of period $	—	2,510,933	3,713,797	3,492,399	1,904,662
Investment income ratio*	1.28%	0.84%	0.36%	0.46%	0.47%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.20% to 0.65%	0.00% to 0.65%	0.20% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	29.99% to 30.54%	10.23% to 10.73%	(5.06%) to (4.21%)	17.59% to 18.12%	25.79% to 26.23%

(x) Terminated as an investment option and funds transferred to Fundamental Large Cap Value Trust on December 9, 2013.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Alpha Opportunities Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)
Units, beginning of period	1,158	818	324	15,886	—
Units issued	1,267	380	513	379	15,886
Units redeemed	(449)	(40)	(19)	(15,941)	—

Units, end of period	1,976	1,158	818	324	15,886

Unit value, end of period $	22.54	16.63	13.70	14.89	12.73
Assets, end of period $	44,561	19,259	11,203	4,817	202,244
Investment income ratio*	1.01%	0.76%	0.35%	0.35%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	35.58%	21.38%	(8.02%)	16.98%	27.31%

(ak) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

		Sub-Account
		Alpha Opportunities Trust Series 1
		Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (g)
Units, beginning of period		2,599	1,009	68	—
Units issued		2,097	1,675	958	70
Units redeemed		(2,616)	(85)	(17)	(2)

Units, end of period		2,080	2,599	1,009	68

Unit value, end of period $		20.69	15.36	12.66 to 12.96	13.97
Assets, end of period $		43,043	39,931	12,862	949
Investment income ratio*		0.35%	0.67%	0.62%	0.70%
Expense ratio, lowest to highest**		0.65%	0.65%	0.00% to 0.65%	0.65%
Total return, lowest to highest***		34.68%	20.55%	(8.96%) to (8.14%)	16.17%

(g) Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	756,098	977,731	1,142,310	1,347,946	29,748
Units issued	53,077	58,651	119,383	228,225	1,527,333
Units redeemed	(110,851)	(280,284)	(283,962)	(433,861)	(209,135)

Units, end of period	698,324	756,098	977,731	1,142,310	1,347,946

Unit value, end of period $	13.92 to 14.49	11.37 to 11.75	9.82 to 10.15	9.87 to 10.06	8.87 to 8.98
Assets, end of period $	9,768,925	8,630,865	9,708,956	11,308,578	11,976,200
Investment income ratio*	1.05%	1.43%	1.40%	1.53%	2.77%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.00% to 0.70%	0.00% to 0.65%	0.00% to 0.70%	0.00% to 0.70%
Total return, lowest to highest***	22.44% to 23.30%	14.95% to 15.77%	0.01% to 0.91%	11.27% to 12.07%	22.75% to 23.61%

	Sub-Account
	American Global Growth Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bd)
Units, beginning of period	34,288	37,700	30,482	—
Units issued	26,829	9,306	7,284	30,482
Units redeemed	(46,843)	(12,718)	(66)	—

Units, end of period	14,274	34,288	37,700	30,482

Unit value, end of period $	14.11 to 14.40	11.04 to 11.19	9.07 to 9.17	10.09 to 10.10
Assets, end of period $	203,663	380,096	343,828	307,651
Investment income ratio*	0.83%	0.50%	1.06%	6.23%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	27.80% to 28.63%	21.33% to 22.12%	(10.05%) to (9.24%)	0.90% to 0.99%

(bd) Reflects the period from commencement of operations on November 8, 2010 through December 31, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Global Small Capitalization Trust Series 1
	Year Ended Dec. 31/13 (f)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (g)
Units, beginning of period	4,797	3,085	—
Units issued	733	6,926	7,101
Units redeemed	(5,530)	(5,214)	(4,016)

Units, end of period	—	4,797	3,085

Unit value, end of period $	10.47 to 10.64	9.51 to 9.64	8.10 to 8.19
Assets, end of period $	—	46,142	25,273
Investment income ratio*	0.73%	1.13%	1.64%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	10.15% to 10.37%	16.95% to 17.71%	(20.15%) to (19.43%)

(f) Terminated as an investment option and funds transferred to American Global Growth Trust Series 1 on April 29, 2013.
(g) Fund available in prior year but no activity.

	Sub-Account
	American Growth Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	731,794	942,082	1,150,584	1,055,312	1,656,204
Units issued	526,866	364,673	220,746	602,474	1,119,034
Units redeemed	(632,624)	(574,961)	(429,248)	(507,202)	(1,719,926)

Units, end of period	626,036	731,794	942,082	1,150,584	1,055,312

Unit value, end of period $	27.54 to 28.87	15.11 to 21.39	17.93 to 19.36	13.48 to 19.34	11.40 to 16.46
Assets, end of period $	13,320,450	13,000,429	15,091,745	19,293,612	15,119,166
Investment income ratio*	0.49%	0.38%	0.21%	0.36%	0.25%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	28.76% to 29.61%	16.73% to 17.49%	(5.48%) to (4.63%)	17.47% to 18.24%	37.98% to 38.87%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	544,696	647,424	687,527	839,780	158,070
Units issued	440,687	462,947	275,600	90,377	957,864
Units redeemed	(477,891)	(565,675)	(315,703)	(242,630)	(276,154)

Units, end of period	507,492	544,696	647,424	687,527	839,780

Unit value, end of period $	25.12 to 26.48	13.62 to 19.02	16.08 to 17.35	11.87 to 16.82	10.69 to 15.25
Assets, end of period $	11,630,639	9,568,162	10,080,686	11,141,813	12,417,690
Investment income ratio*	0.97%	1.22%	1.15%	1.03%	1.61%
Expense ratio, lowest to highest**	0.00% to 0.70%	0.00% to 0.70%	0.00% to 0.65%	0.00% to 0.70%	0.00% to 0.70%
Total return, lowest to highest***	32.09% to 33.02%	16.33% to 17.16%	(2.97%) to (2.09%)	10.28% to 11.06%	29.88% to 30.79%

	Sub-Account
	American High-Income Bond Trust Series 1
	Year Ended Dec. 31/13 (k)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (g)
Units, beginning of period	2,968	1,731	—
Units issued	840	2,182	4,254
Units redeemed	(3,808)	(945)	(2,523)

Units, end of period	—	2,968	1,731

Unit value, end of period $	11.64 to 11.83	11.34 to 11.49	10.06 to 10.16
Assets, end of period $	—	33,846	17,482
Investment income ratio*	0.26%	7.33%	14.92%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	2.70% to 2.90%	12.38% to 13.11%	0.55% to 1.46%

(k) Terminated as an investment option and funds transferred to High Yield Trust Series 1 on April 29, 2013.
(g) Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	886,530	1,290,175	1,471,085	1,474,064	1,592,548
Units issued	488,621	341,326	267,335	680,229	761,348
Units redeemed	(496,700)	(744,971)	(448,245)	(683,208)	(879,832)

Units, end of period	878,451	886,530	1,290,175	1,471,085	1,474,064

Unit value, end of period $	31.01 to 32.50	15.55 to 25.75	21.60 to 23.31	15.45 to 25.92	14.46 to 24.41
Assets, end of period $	18,330,944	16,145,508	22,460,044	30,600,335	28,772,677
Investment income ratio*	0.99%	0.99%	1.28%	1.68%	1.14%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	20.41% to 21.20%	16.73% to 17.50%	(15.11%) to (14.34%)	6.19% to 6.88%	41.67% to 42.58%

	Sub-Account
	American New World Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)
Units, beginning of period	45,823	37,149	35,679	1,441	—
Units issued	15,613	21,231	8,115	49,000	1,900
Units redeemed	(28,740)	(12,557)	(6,645)	(14,762)	(459)

Units, end of period	32,696	45,823	37,149	35,679	1,441

Unit value, end of period $	16.97 to 17.49	15.40 to 15.77	13.12 to 13.44	15.52 to 15.69	13.30 to 13.36
Assets, end of period $	569,996	714,892	493,337	556,143	19,195
Investment income ratio*	1.14%	0.72%	1.48%	3.05%	4.29%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	10.17% to 10.89%	16.60% to 17.37%	(15.10%) to (14.33%)	16.67% to 17.43%	33.01% to 33.58%

(ak) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	208,996	215,060	198,638	151,164	51,156
Units issued	120,663	75,023	128,002	83,088	127,285
Units redeemed	(71,699)	(81,087)	(111,580)	(35,614)	(27,277)

Units, end of period	257,960	208,996	215,060	198,638	151,164

Unit value, end of period $	112.07	79.24	66.93	65.97	56.75
Assets, end of period $	28,908,765	16,560,343	14,393,613	13,104,521	8,578,346
Investment income ratio*	0.35%	0.14%	0.01%	0.09%	0.19%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	41.43%	18.39%	1.45%	16.25%	42.97%

	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	188,851	415,800	503,904	691,737	759,580
Units issued	28,817	59,930	150,811	306,704	334,151
Units redeemed	(52,586)	(286,879)	(238,915)	(494,537)	(401,994)

Units, end of period	165,082	188,851	415,800	503,904	691,737

Unit value, end of period $	22.34 to 43.71	29.18 to 30.99	13.51 to 26.83	24.66 to 25.92	21.48 to 22.26
Assets, end of period $	6,782,542	5,515,169	10,454,276	12,605,486	13,629,384
Investment income ratio*	0.27%	0.09%	0.01%	0.08%	0.13%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%	0.00% to 0.65%	0.20% to 0.70%	0.25% to 0.65%
Total return, lowest to highest***	40.34% to 41.05%	17.49% to 18.08%	0.53% to 1.44%	15.34% to 15.92%	41.96% to 42.54%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Bond Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (c)
Units, beginning of period	83,643	45,046	—
Units issued	15,870	76,163	45,553
Units redeemed	(47,742)	(37,566)	(507)

Units, end of period	51,771	83,643	45,046

Unit value, end of period $	10.58	10.72	10.08
Assets, end of period $	547,591	896,492	454,140
Investment income ratio*	2.66%	3.96%	14.78%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(1.32%)	6.31%	0.82%

(c) Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

	Sub-Account
	Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (c)
Units, beginning of period	40,632	122,304	—
Units issued	7,186	9,043	126,358
Units redeemed	(525)	(90,715)	(4,054)

Units, end of period	47,293	40,632	122,304

Unit value, end of period $	10.42 to 10.52	10.63 to 10.69	10.06 to 10.08
Assets, end of period $	496,345	433,780	1,231,681
Investment income ratio*	3.09%	2.83%	14.34%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.20% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	(2.01%) to (1.56%)	5.64% to 6.10%	0.62% to 0.78%

(c) Reflects the period from commencement of operations on October 31, 2011 through December 31, 2011.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Brandes International Equity
	Year Ended Dec. 31/13 (ad)	Year Ended Dec. 31/12 (g)
Units, beginning of period	—	—
Units issued	—	2,250
Units redeemed	—	(2,250)

Units, end of period	—	—

Unit value, end of period $	35.56	30.57
Assets, end of period $	—	—
Investment income ratio*	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	16.32%	20.68%

(ad) Fund available but no activity. (g) Fund available in prior year but no activity.

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	54,107	41,055	31,367	22,064	13,784
Units issued	16,528	20,234	19,021	17,891	23,788
Units redeemed	(21,617)	(7,182)	(9,333)	(8,588)	(15,508)

Units, end of period	49,018	54,107	41,055	31,367	22,064

Unit value, end of period $	22.17	16.13	13.90	13.88	12.41
Assets, end of period $	1,087,072	872,628	570,658	435,495	273,810
Investment income ratio*	0.24%	0.22%	0.12%	0.22%	0.31%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	37.50%	16.03%	0.11%	11.88%	42.35%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	166,828	310,510	315,408	321,766	533,714
Units issued	238,193	37,277	94,547	259,764	300,813
Units redeemed	(20,916)	(180,959)	(99,445)	(266,122)	(512,761)

Units, end of period	384,105	166,828	310,510	315,408	321,766

Unit value, end of period $	20.67 to 22.02	15.15 to 16.06	12.88 to 14.18	13.24 to 13.89	11.97 to 12.34
Assets, end of period $	8,247,743	2,598,498	4,191,442	4,281,555	3,898,184
Investment income ratio*	0.21%	0.15%	0.07%	0.13%	0.24%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%	0.00% to 0.65%	0.20% to 0.70%	0.30% to 0.65%
Total return, lowest to highest***	36.45% to 37.14%	15.16% to 15.75%	(0.82%) to 0.07%	11.05% to 11.61%	41.37% to 41.87%

	Sub-Account
	Capital Appreciation Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (g)
Units, beginning of period	3,496	292	23,931	15,751	—
Units issued	3,840	193,310	161	9,722	16,050
Units redeemed	(566)	(190,106)	(23,800)	(1,542)	(299)

Units, end of period	6,770	3,496	292	23,931	15,751

Unit value, end of period $	15.60	12.76	11.12	10.79	9.47
Assets, end of period $	105,643	44,611	3,254	258,101	149,143
Investment income ratio*	1.91%	1.63%	0.12%	2.04%	17.30%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	22.29%	14.77%	3.09%	13.91%	30.26%

(g) Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Capital Appreciation Value Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	27,102	39,327	52,030	2,458	407
Units issued	49,442	24,283	7,209	61,199	2,153
Units redeemed	(43,032)	(36,508)	(19,912)	(11,627)	(102)

Units, end of period	33,512	27,102	39,327	52,030	2,458

Unit value, end of period $	15.02 to 15.27	12.36 to 12.53	10.75 to 11.12	10.59 to 10.67	9.36
Assets, end of period $	510,944	339,289	430,096	553,917	23,009
Investment income ratio*	1.45%	1.41%	1.25%	2.45%	7.80%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.00% to 0.65%	0.40% to 0.65%	0.65%
Total return, lowest to highest***	21.53% to 21.88%	13.86% to 14.19%	2.21% to 3.13%	13.21% to 13.49%	29.36%

	Sub-Account
	Core Allocation Plus Trust Series 0
	Year Ended Dec. 31/13 (y)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (g)
Units, beginning of period	4,141	2,275	621	—
Units issued	2,717	3,081	1,705	634
Units redeemed	(6,858)	(1,215)	(51)	(13)

Units, end of period	—	4,141	2,275	621

Unit value, end of period $	12.75	10.63	9.36	9.58
Assets, end of period $	—	44,019	21,301	5,951
Investment income ratio*	4.25%	1.79%	2.24%	2.36%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	20.00%	13.53%	(2.26%)	10.57%

(y)	Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.
(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Core Allocation Plus Trust Series 1
	Year Ended Dec. 31/13 (y)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (g)
Units, beginning of period	126,749	457,013	561,892	581,747	—
Units issued	2,838	1,322	—	310,318	609,771
Units redeemed	(129,587)	(331,586)	(104,879)	(330,173)	(28,024)

Units, end of period	—	126,749	457,013	561,892	581,747

Unit value, end of period $	12.37 to 12.51	10.36 to 10.46	9.04 to 9.34	9.43 to 9.48	8.58 to 8.61
Assets, end of period $	—	1,324,363	4,215,840	5,323,691	4,999,225
Investment income ratio*	0.00%	0.90%	1.22%	1.14%	3.03%
Expense ratio, lowest to highest**	0.30% to 0.50%	0.30% to 0.50%	0.00% to 0.65%	0.30% to 0.50%	0.30% to 0.50%
Total return, lowest to highest***	19.36% to 19.59%	13.01% to 13.25%	(3.19%) to (2.32%)	9.95% to 10.17%	24.57% to 24.81%

(y) Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013. (g) Fund available in prior year but no activity.

	Sub-Account
	Core Bond Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	50,496	40,704	50,392	8,529	265
Units issued	8,425	50,447	10,634	43,634	9,696
Units redeemed	(29,846)	(40,655)	(20,322)	(1,771)	(1,432)

Units, end of period	29,075	50,496	40,704	50,392	8,529

Unit value, end of period $	15.34	15.67	14.71	13.58	12.67
Assets, end of period $	445,981	791,272	598,664	684,216	108,070
Investment income ratio*	1.73%	2.84%	3.28%	6.30%	3.96%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(2.12%)	6.54%	8.32%	7.17%	9.93%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,416	25,354	29,647	28,219	1,599
Units issued	54	541	43,772	10,682	86,727
Units redeemed	(707)	(24,479)	(48,065)	(9,254)	(60,107)

Units, end of period	763	1,416	25,354	29,647	28,219

Unit value, end of period $	18.07 to 18.78	18.59 to 19.23	17.28 to 18.35	16.33 to 16.74	15.35 to 15.56
Assets, end of period $	13,796	26,337	447,272	485,274	433,606
Investment income ratio*	1.60%	0.87%	10.22%	2.70%	2.61%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.20% to 0.65%	0.00% to 0.65%	0.20% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	(2.79%) to (2.35%)	5.78% to 6.25%	7.35% to 8.32%	6.39% to 6.87%	9.22% to 9.55%

	Sub-Account
	Core Strategy Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ay)
Units, beginning of period	2,612	1,731	8,614	185	—
Units issued	14,826	977	1,136	8,646	189
Units redeemed	(112)	(96)	(8,019)	(217)	(4)

Units, end of period	17,326	2,612	1,731	8,614	185

Unit value, end of period $	13.88	11.64	10.34	10.32	9.17
Assets, end of period $	240,503	30,393	17,891	88,874	1,693
Investment income ratio*	3.06%	3.18%	1.65%	20.72%	2.88%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	19.29%	12.58%	0.19%	12.57%	21.93%

(ay)	Fund available in prior year but no activity. Renamed on May 4, 2009. Previously known as Index Allocation Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Core Strategy Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ay)
Units, beginning of period	104	62	58	111	—
Units issued	11,322	51	10	6	113
Units redeemed	(87)	(9)	(6)	(59)	(2)

Units, end of period	11,339	104	62	58	111

Unit value, end of period $	13.33	11.26	9.98 to 10.32	10.12	9.06
Assets, end of period $	151,220	1,173	624	587	1,011
Investment income ratio*	7.87%	3.89%	2.25%	1.51%	4.35%
Expense ratio, lowest to highest**	0.65%	0.65%	0.00% to 0.65%	0.65%	0.65%
Total return, lowest to highest***	18.39%	11.79%	(0.69%) to 0.20%	11.70%	21.09%

(ay) Fund available in prior year but no activity. Renamed on May 4, 2009. Previously known as Index Allocation Trust.

	Sub-Account
	Disciplined Diversification Trust Series 0
	Year Ended Dec. 31/13 (y)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (g)
Units, beginning of period	1,599	2,230	8,805	16,326	—
Units issued	841	1,352	1,564	9,331	16,641
Units redeemed	(2,440)	(1,983)	(8,139)	(16,852)	(315)

Units, end of period	—	1,599	2,230	8,805	16,326

Unit value, end of period $	13.23	11.51	10.21	10.42	9.19
Assets, end of period $	—	18,421	22,778	91,767	149,965
Investment income ratio*	4.10%	1.85%	1.70%	0.82%	15.46%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	14.89%	12.79%	(2.04%)	13.45%	27.27%

(y) Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.
(g) Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust Series 1
	Year Ended Dec. 31/13 (y)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	59	57	4,363	111	—
Units issued	3	4	881	4,316	113
Units redeemed	(62)	(2)	(5,187)	(64)	(2)

Units, end of period	—	59	57	4,363	111

Unit value, end of period $	12.72	11.14	9.86 to 10.19	10.23	9.08
Assets, end of period $	—	665	572	44,616	1,009
Investment income ratio*	0.00%	2.44%	0.07%	8.29%	4.72%
Expense ratio, lowest to highest**	0.65%	0.65%	0.00% to 0.65%	0.65%	0.65%
Total return, lowest to highest***	14.19%	12.00%	(2.96%) to (2.09%)	12.66%	26.40%

(y) Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

	Sub-Account
	Emerging Markets Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	94,968	97,441	57,448	48,314	17,645
Units issued	66,971	44,804	54,626	60,080	52,715
Units redeemed	(27,655)	(47,277)	(14,633)	(50,946)	(22,046)

Units, end of period	134,284	94,968	97,441	57,448	48,314

Unit value, end of period $	11.97	12.36	10.43	14.29	11.61
Assets, end of period $	1,606,997	1,173,816	1,016,405	821,128	560,976
Investment income ratio*	1.49%	0.97%	2.03%	1.95%	0.13%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(3.18%)	18.49%	(27.02%)	23.11%	1.56% to 101.36%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	89,525	58,303	73,173	53,349	38,735
Units issued	79,146	71,067	23,815	49,763	39,554
Units redeemed	(101,667)	(39,845)	(38,685)	(29,939)	(24,940)

Units, end of period	67,004	89,525	58,303	73,173	53,349

Unit value, end of period $	14.29 to 14.58	14.86 to 15.12	12.47 to 13.01	17.42 to 17.58	14.25 to 14.35
Assets, end of period $	965,483	1,344,896	741,859	1,281,303	763,018
Investment income ratio*	1.10%	1.11%	1.41%	1.58%	0.08%
Expense ratio, lowest to highest**	0.35% to 0.65%	0.35% to 0.65%	0.00% to 0.65%	0.40% to 0.65%	0.40% to 0.65%
Total return, lowest to highest***	(3.84%) to (3.55%)	17.76% to 18.12%	(27.71%) to (27.06%)	22.23% to 22.53%	99.84% to 100.34%

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	745,053	748,752	717,950	608,455	422,688
Units issued	410,790	345,589	223,078	214,121	379,345
Units redeemed	(292,941)	(349,288)	(192,276)	(104,626)	(193,578)

Units, end of period	862,902	745,053	748,752	717,950	608,455

Unit value, end of period $	42.63	32.78	27.90	28.12	24.40
Assets, end of period $	36,783,810	24,421,690	20,892,942	20,186,947	14,847,359
Investment income ratio*	2.17%	2.06%	1.90%	2.09%	2.41%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	30.05%	17.47%	(0.76%)	15.23%	25.76%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	367,007	474,127	573,745	616,496	944,208
Units issued	36,638	103,932	161,901	274,455	610,045
Units redeemed	(102,356)	(211,052)	(261,519)	(317,206)	(937,757)

Units, end of period	301,289	367,007	474,127	573,745	616,496

Unit value, end of period $	28.33 to 40.31	29.25 to 31.06	18.77 to 27.11	25.48 to 26.79	22.39 to 23.21
Assets, end of period $	11,703,456	11,017,989	12,186,556	14,977,254	13,270,305
Investment income ratio*	1.84%	2.05%	1.73%	1.97%	2.19%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%	0.00% to 0.70%	0.20% to 0.70%	0.25% to 0.65%
Total return, lowest to highest***	29.14% to 29.78%	16.54% to 17.13%	(1.70%) to (0.81%)	14.31% to 14.89%	24.91% to 25.41%

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	16,077	21,823	15,021	11,361	11,844
Units issued	4,295	7,409	8,182	9,351	12,978
Units redeemed	(3,225)	(13,155)	(1,380)	(5,691)	(13,461)

Units, end of period	17,147	16,077	21,823	15,021	11,361

Unit value, end of period $	26.20	20.02	16.96	18.72	16.68
Assets, end of period $	449,238	321,878	370,177	281,203	189,531
Investment income ratio*	0.72%	0.64%	2.01%	0.48%	0.77%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	30.86%	18.03%	(9.39%)	12.22%	41.53%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	37,836	22,770	61,154	40,884	158,003
Units issued	28,735	21,267	16,544	91,248	53,886
Units redeemed	(12,708)	(6,201)	(54,928)	(70,978)	(171,005)

Units, end of period	53,863	37,836	22,770	61,154	40,884

Unit value, end of period $	20.04 to 21.21	15.43 to 16.26	12.81 to 14.10	14.63 to 15.28	13.12 to 13.47
Assets, end of period $	1,105,023	591,284	304,495	905,383	544,204
Investment income ratio*	0.00%	0.81%	1.01%	0.31%	0.63%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.20% to 0.65%	0.00% to 0.65%	0.20% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	29.90% to 30.49%	17.28% to 17.80%	(10.32%) to (9.51%)	11.53% to 12.03%	40.49% to 40.91%

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	12,110	29,247	64,706	38,206	23,066
Units issued	3,000	27,966	9,528	42,673	39,529
Units redeemed	(1,504)	(45,103)	(44,987)	(16,173)	(24,389)

Units, end of period	13,606	12,110	29,247	64,706	38,206

Unit value, end of period $	14.12	11.34	9.75	9.89	8.93
Assets, end of period $	192,100	137,330	285,058	639,946	341,295
Investment income ratio*	2.63%	2.48%	1.72%	5.10%	6.82%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	24.51%	16.33%	(1.45%)	10.71%	31.52%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (g)
Units, beginning of period	953	743	—
Units issued	383	571	780
Units redeemed	(376)	(361)	(37)

Units, end of period	960	953	743

Unit value, end of period $	13.57	10.98	9.42 to 9.74
Assets, end of period $	13,031	10,473	7,070
Investment income ratio*	2.46%	3.60%	20.73%
Expense ratio, lowest to highest**	0.65%	0.65%	0.00% to 0.65%
Total return, lowest to highest***	23.63%	15.51%	(2.28%) to (1.41%)

(g) Fund available in prior year but no activity.

	Sub-Account
	Frontier Capital Appreciation
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (g)
Units, beginning of period	2,159	—
Units issued	801	74,148
Units redeemed	(58)	(71,989)

Units, end of period	2,902	2,159

Unit value, end of period $	75.67	54.36
Assets, end of period $	219,633	117,400
Investment income ratio*	0.00%	0.61%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	39.20%	17.43%

(g) Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Fundamental All Cap Core Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	37,548	29,551	24,237	18,535	90,036
Units issued	10,976	166,368	6,839	9,686	18,980
Units redeemed	(9,055)	(158,371)	(1,525)	(3,984)	(90,481)

Units, end of period	39,469	37,548	29,551	24,237	18,535

Unit value, end of period $	19.73	14.52	11.74	11.98	10.02
Assets, end of period $	778,467	545,096	346,907	290,400	185,772
Investment income ratio*	1.10%	0.90%	1.22%	1.37%	1.12%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	35.87%	23.67%	(2.02%)	19.55%	28.35%

(m) Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.

	Sub-Account
	Fundamental All Cap Core Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (m)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	13,346	14,807	15,676	5,876	4,357
Units issued	359	44,158	103,499	68,404	10,781
Units redeemed	(2,825)	(45,619)	(104,368)	(58,604)	(9,262)

Units, end of period	10,880	13,346	14,807	15,676	5,876

Unit value, end of period $	31.01 to 32.53	22.97 to 23.99	18.32 to 19.80	19.24 to 19.91	16.20 to 16.52
Assets, end of period $	344,517	312,388	281,982	306,228	96,452
Investment income ratio*	0.93%	0.80%	0.86%	1.64%	1.50%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.20% to 0.65%	0.00% to 0.65%	0.20% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	35.00% to 35.61%	22.72% to 23.27%	(2.95%) to (2.08%)	18.78% to 19.31%	27.44% to 27.82%

(m) Renamed on June 27, 2011. Previously known as Optimized All Cap Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/13 (y)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (l)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)
Units, beginning of period	1,244	1,221	1,232	75	—
Units issued	966	121	30	1,187	149
Units redeemed	(2,210)	(98)	(41)	(30)	(74)

Units, end of period	—	1,244	1,221	1,232	75

Unit value, end of period $	16.17 to 16.67	14.32 to 14.66	12.71 to 13.02	13.01 to 13.15	11.87 to 11.92
Assets, end of period $	—	17,835	15,624	16,043	897
Investment income ratio*	2.10%	1.79%	1.53%	3.18%	2.19%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	12.96% to 13.66%	11.92% to 12.65%	(1.94%) to (1.05%)	9.64% to 10.36%	18.70% to 19.20%

(y) Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.
(l) Renamed on October 31, 2011. Previously known as American Fundamental Holdings Trust Series 1.
(ak) Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Fundamental Large Cap Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (o)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	22,510	18,135	14,686	10,692	3,363
Units issued	94,852	104,968	4,306	4,788	9,599
Units redeemed	(1,457)	(100,593)	(857)	(794)	(2,270)

Units, end of period	115,905	22,510	18,135	14,686	10,692

Unit value, end of period $	18.04	13.62	10.94	10.74	9.46
Assets, end of period $	2,090,977	306,562	198,403	157,677	101,134
Investment income ratio*	1.11%	4.85%	1.15%	2.37%	2.64%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	32.46%	24.48%	1.90%	13.51%	24.53%

(o) Renamed on June 27, 2011. Previously known as Optimized Value Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Fundamental Large Cap Value Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (o)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	160	—	—	—	50
Units issued	109,606	163	—	1,285	2,897
Units redeemed	(1,218)	(3)	—	(1,285)	(2,947)

Units, end of period	108,548	160	—	—	—

Unit value, end of period $	24.08 to 25.15	18.30 to 19.03	14.52 to 15.56	14.65 to 15.09	13.13 to 13.20
Assets, end of period $	2,672,239	2,945	14	14	12
Investment income ratio*	0.12%	5.59%	1.01%	0.04%	0.07%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.20% to 0.65%	0.00% to 0.65%	0.20% to 0.65%	0.35% to 0.45%
Total return, lowest to highest***	31.56% to 32.15%	23.61% to 24.17%	0.83% to 1.75%	12.83% to 13.34%	23.92% to 24.02%

(o) Renamed on June 27, 2011. Previously known as Optimized Value Trust.

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	302,307	256,193	237,558	215,913	83,985
Units issued	39,531	287,534	71,293	135,430	253,970
Units redeemed	(174,935)	(241,420)	(52,658)	(113,785)	(122,042)

Units, end of period	166,903	302,307	256,193	237,558	215,913

Unit value, end of period $	17.45	13.06	11.52	11.96	10.57
Assets, end of period $	2,912,528	3,947,978	2,950,359	2,842,099	2,281,949
Investment income ratio*	1.22%	0.73%	0.88%	1.23%	1.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	33.62%	13.40%	(3.74%)	13.20%	31.83%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	329,752	544,450	692,765	702,850	591,549
Units issued	25,655	37,577	60,908	358,046	468,005
Units redeemed	(148,285)	(252,275)	(209,223)	(368,131)	(356,704)

Units, end of period	207,122	329,752	544,450	692,765	702,850

Unit value, end of period $	22.31 to 23.76	16.82 to 17.83	14.62 to 16.10	15.64 to 16.41	13.98 to 14.42
Assets, end of period $	4,735,554	5,709,007	8,359,838	11,118,689	9,947,392
Investment income ratio*	1.17%	0.88%	0.75%	1.15%	1.08%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%	0.00% to 0.70%	0.20% to 0.70%	0.30% to 0.65%
Total return, lowest to highest***	32.59% to 33.25%	12.59% to 13.15%	(4.64%) to (3.78%)	12.32% to 12.87%	30.92% to 31.39%

	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	414,794	462,668	433,270	312,324	280,537
Units issued	106,921	458,209	209,504	219,286	147,097
Units redeemed	(301,696)	(506,083)	(180,106)	(98,340)	(115,310)

Units, end of period	220,019	414,794	462,668	433,270	312,324

Unit value, end of period $	30.08	31.84	29.72	27.24	24.68
Assets, end of period $	6,617,695	13,207,522	13,749,389	11,803,615	7,706,881
Investment income ratio*	0.46%	7.03%	6.84%	4.19%	12.29%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(5.54%)	7.15%	9.08%	10.40%	15.41%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	103,768	134,298	160,641	142,403	216,580
Units issued	48,502	33,052	65,777	107,848	174,925
Units redeemed	(58,987)	(63,582)	(92,120)	(89,610)	(249,102)

Units, end of period	93,283	103,768	134,298	160,641	142,403

Unit value, end of period $	25.78 to 28.55	28.49 to 30.25	25.75 to 28.95	24.75 to 26.01	22.70 to 23.42
Assets, end of period $	2,563,695	3,033,036	3,693,790	4,072,834	3,275,176
Investment income ratio*	0.44%	7.12%	6.14%	3.88%	14.45%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%	0.00% to 0.70%	0.20% to 0.70%	0.30% to 0.65%
Total return, lowest to highest***	(6.07%) to (5.61%)	6.28% to 6.81%	8.11% to 9.08%	9.54% to 10.09%	14.65% to 15.05%

	Sub-Account
	Global Diversification Trust Series 1
	Year Ended Dec. 31/13 (y)	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (i)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ak)
Units, beginning of period	10,084	6,584	10,310	6,219	—
Units issued	8,807	6,662	3,053	10,108	8,119
Units redeemed	(18,891)	(3,162)	(6,779)	(6,017)	(1,900)

Units, end of period	—	10,084	6,584	10,310	6,219

Unit value, end of period $	16.91 to 17.42	15.00 to 15.36	12.94 to 13.26	14.03 to 14.18	12.54 to 12.59
Assets, end of period $	—	152,071	86,201	145,634	78,010
Investment income ratio*	1.89%	1.86%	1.87%	6.90%	1.89%
Expense ratio, lowest to highest**	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%	0.00% to 0.65%
Total return, lowest to highest***	12.78% to 13.46%	15.09% to 15.84%	(7.32%) to (6.49%)	11.85% to 12.57%	25.40% to 25.94%

(y)    Terminated as an investment option and funds transferred to Core Strategy Trust on December 9, 2013.

(i)     Renamed on October 31, 2011. Previously known as American Global Diversification Trust Series 1.

(ak)  Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	30,474	16,131	20,110	21,685	32,930
Units issued	10,744	19,600	4,516	14,679	24,262
Units redeemed	(2,252)	(5,257)	(8,495)	(16,254)	(35,507)

Units, end of period	38,966	30,474	16,131	20,110	21,685

Unit value, end of period $	17.70	13.51	11.09	11.79	10.94
Assets, end of period $	689,822	411,720	178,912	237,151	237,159
Investment income ratio*	1.71%	2.63%	2.15%	2.10%	1.16%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	31.04%	21.82%	(5.96%)	7.82%	31.47%

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	70,450	55,386	97,222	96,641	145,276
Units issued	15,217	76,790	15,746	45,219	62,853
Units redeemed	(25,645)	(61,726)	(57,582)	(44,638)	(111,488)

Units, end of period	60,022	70,450	55,386	97,222	96,641

Unit value, end of period $	22.63 to 31.17	22.44 to 23.83	14.34 to 20.05	19.88 to 20.90	18.66 to 19.26
Assets, end of period $	1,754,824	1,571,023	1,035,580	1,941,195	1,785,233
Investment income ratio*	1.65%	2.25%	1.36%	1.57%	1.83%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%	0.00% to 0.65%	0.20% to 0.70%	0.30% to 0.65%
Total return, lowest to highest***	30.17% to 30.82%	20.89% to 21.50%	(6.84%) to (6.00%)	7.01% to 7.54%	30.52% to 30.97%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	72,160	55,470	44,254	43,037	40,949
Units issued	26,377	53,368	21,681	24,062	32,120
Units redeemed	(13,698)	(36,678)	(10,465)	(22,845)	(30,032)

Units, end of period	84,839	72,160	55,470	44,254	43,037

Unit value, end of period $	40.81	26.99	20.45	18.48	15.96
Assets, end of period $	3,462,485	1,947,265	1,134,576	817,962	686,852
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	51.24%	31.93%	10.66%	15.81%	31.84%

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	104,500	111,013	87,399	100,165	260,191
Units issued	27,303	41,452	104,522	51,255	114,028
Units redeemed	(33,149)	(47,965)	(80,908)	(64,021)	(274,054)

Units, end of period	98,654	104,500	111,013	87,399	100,165

Unit value, end of period $	48.24 to 51.07	32.14 to 33.87	23.87 to 26.28	22.32 to 23.31	19.41 to 20.01
Assets, end of period $	4,848,645	3,409,850	2,757,632	1,969,865	1,957,724
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.20% to 0.65%	0.00% to 0.65%	0.20% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	50.10% to 50.77%	31.09% to 31.69%	9.58% to 10.57%	14.95% to 15.47%	30.95% to 31.41%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	121,863	94,907	158,303	131,736	77,172
Units issued	110,856	327,606	27,554	103,145	142,835
Units redeemed	(115,770)	(300,650)	(90,950)	(76,578)	(88,271)

Units, end of period	116,949	121,863	94,907	158,303	131,736

Unit value, end of period $	21.14	19.45	16.33	16.15	14.20
Assets, end of period $	2,471,286	2,369,595	1,550,002	2,556,453	1,870,386
Investment income ratio*	6.37%	8.40%	8.02%	42.98%	13.46%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	8.68%	19.07%	1.14%	13.75%	54.51%

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	147,764	205,205	259,083	224,470	294,419
Units issued	67,623	77,305	81,326	262,764	170,151
Units redeemed	(52,895)	(134,746)	(135,204)	(228,151)	(240,100)

Units, end of period	162,492	147,764	205,205	259,083	224,470

Unit value, end of period $	24.48 to 30.42	26.46 to 28.09	19.17 to 24.17	22.35 to 23.49	19.87 to 20.50
Assets, end of period $	4,767,593	4,002,086	4,701,034	5,904,086	4,385,652
Investment income ratio*	6.93%	7.52%	7.86%	45.08%	11.42%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%	0.00% to 0.65%	0.20% to 0.70%	0.30% to 0.65%
Total return, lowest to highest***	7.78% to 8.30%	18.15% to 18.77%	(0.01%) to 0.90%	12.99% to 13.56%	53.51% to 54.05%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	15,628	13,939	16,904	35,484	20,154
Units issued	21,801	9,283	7,375	8,201	30,718
Units redeemed	(13,728)	(7,594)	(10,340)	(26,781)	(15,388)

Units, end of period	23,701	15,628	13,939	16,904	35,484

Unit value, end of period $	17.23	13.77	11.96	13.22	12.05
Assets, end of period $	408,297	215,155	166,647	223,449	427,723
Investment income ratio*	3.04%	3.23%	2.07%	1.74%	3.08%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	25.13%	15.16%	(9.55%)	9.67%	18.62%

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	141,734	198,568	211,061	305,807	391,213
Units issued	25,922	10,259	86,394	106,060	127,741
Units redeemed	(23,445)	(67,093)	(98,887)	(200,806)	(213,147)

Units, end of period	144,211	141,734	198,568	211,061	305,807

Unit value, end of period $	17.02 to 21.86	16.51 to 17.53	11.97 to 15.61	16.10 to 16.92	14.85 to 15.33
Assets, end of period $	3,011,476	2,378,965	2,920,094	3,453,284	4,569,358
Investment income ratio*	3.00%	2.68%	2.37%	1.67%	2.35%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%	0.00% to 0.65%	0.20% to 0.70%	0.30% to 0.65%
Total return, lowest to highest***	24.12% to 24.74%	14.24% to 14.82%	(10.38%) to (9.57%)	8.82% to 9.36%	17.87% to 18.28%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	349,015	248,211	232,718	191,837	117,054
Units issued	97,781	267,310	114,913	110,334	139,800
Units redeemed	(132,947)	(166,506)	(99,420)	(69,453)	(65,017)

Units, end of period	313,849	349,015	248,211	232,718	191,837

Unit value, end of period $	47.59	41.55	35.28	41.02	36.81
Assets, end of period $	14,936,566	14,502,017	8,757,970	9,546,882	7,062,159
Investment income ratio*	2.55%	1.26%	3.62%	2.79%	4.04%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	14.54%	17.76%	(13.99%)	11.43%	38.80%

	Sub-Account
	International Equity Index Trust B Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (s)
Units, beginning of period	326,562	—
Units issued	127,503	404,251
Units redeemed	(113,142)	(77,689)

Units, end of period	340,923	326,562

Unit value, end of period $	12.05 to 12.12	10.59 to 10.60
Assets, end of period $	4,122,296	3,459,938
Investment income ratio*	2.68%	6.74%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.20% to 0.65%
Total return, lowest to highest***	13.81% to 14.32%	5.91% to 5.98%

(s) Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Growth Stock Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (r)
Units, beginning of period	503,747	—
Units issued	507,663	609,250
Units redeemed	(366,512)	(105,503)

Units, end of period	644,898	503,747

Unit value, end of period $	12.41	10.41
Assets, end of period $	8,002,919	5,244,815
Investment income ratio*	1.27%	4.39%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	19.18%	4.12%

(r) Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

	Sub-Account
	International Growth Stock Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (r)
Units, beginning of period	42,750	—
Units issued	18,807	43,605
Units redeemed	(13,707)	(855)

Units, end of period	47,850	42,750

Unit value, end of period $	12.30 to 12.37	10.40 to 10.40
Assets, end of period $	590,404	444,636
Investment income ratio*	1.19%	4.22%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.20% to 0.65%
Total return, lowest to highest***	18.33% to 18.86%	3.96% to 4.04%

(r) Reflects the period from commencement of operations on November 5, 2012 through December 31, 2012.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Small Company Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)
Units, beginning of period	69,431	60,716	50,913	37,839	—
Units issued	32,460	28,924	21,938	26,186	64,995
Units redeemed	(33,116)	(20,209)	(12,135)	(13,112)	(27,156)

Units, end of period	68,775	69,431	60,716	50,913	37,839

Unit value, end of period $	15.23	12.06	10.12	12.07	9.84
Assets, end of period $	1,047,653	837,448	614,184	614,404	372,374
Investment income ratio*	1.92%	1.27%	1.93%	3.20%	0.59%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	26.30%	19.23%	(16.18%)	22.62%	(1.59%)

(al) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Small Company Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)
Units, beginning of period	86,613	203,153	234,275	255,220	—
Units issued	22,809	11,791	85,662	164,375	265,040
Units redeemed	(38,693)	(128,331)	(116,784)	(185,320)	(9,820)

Units, end of period	70,729	86,613	203,153	234,275	255,220

Unit value, end of period $	14.78 to 15.09	11.78 to 11.97	9.91 to 10.10	11.97 to 12.03	9.82 to 9.83
Assets, end of period $	1,050,913	1,024,902	2,030,811	2,810,297	2,507,098
Investment income ratio*	1.77%	1.18%	1.69%	2.63%	0.82%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%	0.00% to 0.65%	0.20% to 0.70%	0.30% to 0.65%
Total return, lowest to highest***	25.46% to 26.10%	18.36% to 18.95%	(16.97%) to (16.23%)	21.85% to 22.46%	(1.79%) to (1.74%)

(al) Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	330,301	320,232	308,050	110,091	67,718
Units issued	121,318	250,848	392,599	303,935	114,220
Units redeemed	(131,193)	(240,779)	(380,417)	(105,976)	(71,847)

Units, end of period	320,426	330,301	320,232	308,050	110,091

Unit value, end of period $	17.64	13.98	11.71	13.43	12.43
Assets, end of period $	5,652,902	4,616,954	3,750,331	4,136,819	1,368,878
Investment income ratio*	1.94%	2.78%	2.37%	2.47%	2.33%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	26.21%	19.36%	(12.80%)	8.00%	35.94%

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	231,083	335,983	467,868	554,278	833,727
Units issued	18,466	76,527	104,672	291,724	342,720
Units redeemed	(89,007)	(181,427)	(236,557)	(378,134)	(622,169)

Units, end of period	160,542	231,083	335,983	467,868	554,278

Unit value, end of period $	24.72 to 26.38	19.73 to 20.95	16.28 to 17.98	19.23 to 20.22	18.02 to 18.68
Assets, end of period $	4,124,870	4,725,939	5,799,653	9,306,276	10,226,216
Investment income ratio*	1.58%	2.67%	2.18%	1.85%	2.20%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%	0.00% to 0.65%	0.20% to 0.70%	0.25% to 0.65%
Total return, lowest to highest***	25.27% to 25.90%	18.54% to 19.14%	(13.63%) to (12.85%)	7.23% to 7.77%	34.90% to 35.44%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	41,710	35,394	48,371	21,951	23,104
Units issued	22,071	10,727	6,480	41,545	16,454
Units redeemed	(35,154)	(4,411)	(19,457)	(15,125)	(17,607)

Units, end of period	28,627	41,710	35,394	48,371	21,951

Unit value, end of period $	15.14	15.43	14.33	13.26	12.33
Assets, end of period $	433,416	643,610	507,256	641,591	270,739
Investment income ratio*	4.03%	2.33%	3.65%	7.27%	3.98%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(1.88%)	7.66%	8.06%	7.54%	12.43%

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	141,927	223,350	199,835	224,572	288,229
Units issued	12,121	14,451	81,166	48,281	94,522
Units redeemed	(27,739)	(95,874)	(57,651)	(73,018)	(158,179)

Units, end of period	126,309	141,927	223,350	199,835	224,572

Unit value, end of period $	25.37 to 30.54	29.38 to 31.20	24.31 to 29.71	25.63 to 26.95	24.12 to 24.90
Assets, end of period $	3,679,543	4,236,189	6,241,633	5,170,750	5,426,904
Investment income ratio*	3.74%	1.98%	4.35%	5.22%	4.75%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%	0.00% to 0.70%	0.20% to 0.70%	0.30% to 0.65%
Total return, lowest to highest***	(2.60%) to (2.11%)	6.83% to 7.36%	7.10% to 8.07%	6.71% to 7.24%	11.72% to 12.11%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Large Cap Growth
	Year Ended Dec. 31/13	Year Ended Dec. 31/12 (g)
Units, beginning of period	9,248	—
Units issued	1,761	9,328
Units redeemed	(249)	(80)

Units, end of period	10,760	9,248

Unit value, end of period $	45.56	33.46
Assets, end of period $	490,156	309,425
Investment income ratio*	0.61%	0.06%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	36.15%	19.31%

(g)	Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	399,552	593,290	517,979	281,048	208,575
Units issued	131,388	288,158	215,514	395,592	204,213
Units redeemed	(166,711)	(481,896)	(140,203)	(158,661)	(131,740)

Units, end of period	364,229	399,552	593,290	517,979	281,048

Unit value, end of period $	18.39	14.51	12.43	13.29	11.41
Assets, end of period $	6,698,791	5,796,593	7,377,597	6,885,583	3,206,926
Investment income ratio*	2.64%	1.53%	1.94%	2.58%	1.13%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	26.77%	16.67%	(6.46%)	16.50%	35.70%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	98,808	228,294	224,221	382,180	378,274
Units issued	46,892	36,665	73,036	70,885	369,002
Units redeemed	(36,604)	(166,151)	(68,963)	(228,844)	(365,096)

Units, end of period	109,096	98,808	228,294	224,221	382,180

Unit value, end of period $	22.23 to 29.22	21.90 to 23.11	15.21 to 20.30	20.35 to 21.28	17.59 to 18.15
Assets, end of period $	3,043,131	2,179,183	4,344,785	4,596,754	6,742,728
Investment income ratio*	2.43%	1.68%	1.70%	1.47%	1.09%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.20% to 0.65%	0.00% to 0.65%	0.20% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	25.90% to 26.47%	15.85% to 16.38%	(7.34%) to (6.50%)	15.69% to 16.22%	34.75% to 35.22%

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,145,704	1,346,741	859,624	372,821	345,505
Units issued	351,506	520,597	689,190	682,181	542,287
Units redeemed	(335,996)	(721,634)	(202,073)	(195,378)	(514,971)

Units, end of period	1,161,214	1,145,704	1,346,741	859,624	372,821

Unit value, end of period $	16.85	14.93	13.34	13.25	11.85
Assets, end of period $	19,568,439	17,101,682	17,964,747	11,390,337	4,419,554
Investment income ratio*	2.92%	2.41%	3.98%	4.09%	4.92%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	12.89%	11.90%	0.67%	11.78%	30.89%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	315,813	524,150	475,830	409,137	512,877
Units issued	108,176	199,283	253,651	320,506	313,368
Units redeemed	(158,060)	(407,620)	(205,331)	(253,813)	(417,108)

Units, end of period	265,929	315,813	524,150	475,830	409,137

Unit value, end of period $	24.30 to 32.24	27.14 to 28.64	19.47 to 26.23	24.43 to 25.55	22.00 to 22.71
Assets, end of period $	8,189,191	8,676,435	12,908,333	11,701,787	9,013,279
Investment income ratio*	2.44%	2.13%	3.34%	3.02%	4.47%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.20% to 0.65%	0.00% to 0.65%	0.20% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	12.05% to 12.56%	11.14% to 11.64%	(0.28%) to 0.62%	11.02% to 11.53%	29.90% to 30.35%

	Sub-Account
	Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	519,702	360,851	246,229	100,145	34,442
Units issued	212,835	237,145	162,562	177,951	102,908
Units redeemed	(249,331)	(78,294)	(47,940)	(31,867)	(37,205)

Units, end of period	483,206	519,702	360,851	246,229	100,145

Unit value, end of period $	15.62	15.02	13.84	13.27	12.15
Assets, end of period $	7,549,989	7,807,743	4,994,046	3,268,150	1,216,629
Investment income ratio*	3.45%	3.53%	5.32%	4.36%	8.43%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	3.99%	8.55%	4.27%	9.25%	21.63%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	220,417	116,560	89,871	75,416	178,286
Units issued	142,086	194,759	103,124	65,315	22,075
Units redeemed	(162,573)	(90,902)	(76,435)	(50,860)	(124,945)

Units, end of period	199,930	220,417	116,560	89,871	75,416

Unit value, end of period $	24.68 to 31.77	29.03 to 30.65	22.14 to 28.92	26.01 to 27.21	23.99 to 24.76
Assets, end of period $	6,114,874	6,465,480	3,191,375	2,350,294	1,800,796
Investment income ratio*	3.51%	3.82%	4.60%	3.07%	4.29%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.20% to 0.65%	0.00% to 0.65%	0.20% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	3.21% to 3.67%	7.81% to 8.29%	3.30% to 4.23%	8.42% to 8.92%	20.92% to 21.35%

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,397,069	1,481,824	1,098,800	723,983	492,467
Units issued	382,073	335,541	567,853	752,935	372,790
Units redeemed	(363,934)	(420,296)	(184,829)	(378,118)	(141,274)

Units, end of period	1,415,208	1,397,069	1,481,824	1,098,800	723,983

Unit value, end of period $	17.62	14.76	12.96	13.16	11.64
Assets, end of period $	24,933,353	20,617,727	19,198,025	14,460,188	8,427,534
Investment income ratio*	2.67%	2.02%	3.15%	2.91%	4.17%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	19.38%	13.91%	(1.55%)	13.04%	33.33%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	193,847	393,934	370,626	567,681	616,972
Units issued	36,085	77,368	121,643	129,098	342,277
Units redeemed	(43,239)	(277,455)	(98,335)	(326,153)	(391,568)

Units, end of period	186,693	193,847	393,934	370,626	567,681

Unit value, end of period $	23.02 to 31.30	24.89 to 26.28	17.13 to 23.64	22.51 to 23.55	20.04 to 20.69
Assets, end of period $	5,587,312	4,883,819	8,774,074	8,411,397	11,437,781
Investment income ratio*	2.42%	1.75%	2.88%	1.95%	3.52%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.20% to 0.65%	0.00% to 0.65%	0.20% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	18.57% to 19.10%	13.13% to 13.64%	(2.48%) to (1.60%)	12.29% to 12.79%	32.43% to 32.90%

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	584,864	495,546	350,849	275,555	128,902
Units issued	228,970	343,424	248,355	272,501	290,244
Units redeemed	(258,622)	(254,106)	(103,658)	(197,207)	(143,591)

Units, end of period	555,212	584,864	495,546	350,849	275,555

Unit value, end of period $	16.45	14.92	13.48	13.17	11.90
Assets, end of period $	9,136,789	8,728,555	6,680,056	4,619,782	3,277,916
Investment income ratio*	2.84%	2.90%	4.71%	3.46%	9.25%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	10.26%	10.70%	2.38%	10.69%	27.18%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	81,036	101,893	116,532	97,341	93,927
Units issued	25,901	30,821	106,507	98,781	84,461
Units redeemed	(42,048)	(51,678)	(121,146)	(79,590)	(81,047)

Units, end of period	64,889	81,036	101,893	116,532	97,341

Unit value, end of period $	24.57 to 32.55	28.04 to 29.59	20.37 to 27.39	25.08 to 26.24	22.84 to 23.57
Assets, end of period $	2,000,892	2,278,379	2,616,349	2,967,735	2,238,073
Investment income ratio*	2.95%	2.68%	2.88%	3.17%	4.98%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.20% to 0.65%	0.00% to 0.65%	0.20% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	9.51% to 10.00%	9.94% to 10.44%	1.42% to 2.33%	9.84% to 10.34%	26.44% to 26.88%

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	360,025	313,220	228,927	136,807	105,314
Units issued	353,301	222,036	187,723	137,152	101,997
Units redeemed	(331,475)	(175,231)	(103,430)	(45,032)	(70,504)

Units, end of period	381,851	360,025	313,220	228,927	136,807

Unit value, end of period $	25.23	18.95	16.13	16.48	13.07
Assets, end of period $	9,632,397	6,823,978	5,050,757	3,772,366	1,788,270
Investment income ratio*	1.18%	1.54%	0.81%	1.44%	1.18%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	33.09%	17.54%	(2.14%)	26.06%	36.74%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	195,198	382,033	504,659	544,192	855,105
Units issued	50,628	74,985	78,808	261,685	136,277
Units redeemed	(101,752)	(261,820)	(201,434)	(301,218)	(447,190)

Units, end of period	144,074	195,198	382,033	504,659	544,192

Unit value, end of period $	34.99 to 37.34	26.48 to 28.13	22.21 to 24.52	23.39 to 24.59	18.78 to 19.38
Assets, end of period $	5,151,859	5,321,646	8,990,208	12,202,258	10,434,709
Investment income ratio*	1.02%	1.25%	0.56%	1.06%	0.95%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%	0.00% to 0.65%	0.20% to 0.70%	0.30% to 0.65%
Total return, lowest to highest***	32.10% to 32.76%	16.66% to 17.25%	(3.13%) to (2.25%)	25.11% to 25.73%	35.88% to 36.36%

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	120,942	120,496	99,083	101,106	60,664
Units issued	139,021	158,543	51,889	36,064	82,168
Units redeemed	(136,750)	(158,097)	(30,476)	(38,087)	(41,726)

Units, end of period	123,213	120,942	120,496	99,083	101,106

Unit value, end of period $	68.19	49.83	40.73	44.84	36.43
Assets, end of period $	8,401,970	6,026,881	4,908,055	4,442,910	3,683,767
Investment income ratio*	0.07%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	36.84%	22.34%	(9.16%)	23.07%	31.47%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	116,498	250,553	318,928	395,538	736,367
Units issued	25,697	15,981	112,149	221,170	362,044
Units redeemed	(27,868)	(150,036)	(180,524)	(297,780)	(702,873)

Units, end of period	114,327	116,498	250,553	318,928	395,538

Unit value, end of period $	28.32 to 30.49	20.84 to 22.13	16.80 to 18.55	19.05 to 20.03	15.65 to 16.23
Assets, end of period $	3,370,278	2,514,726	4,451,505	6,248,503	6,306,437
Investment income ratio*	0.04%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%	0.00% to 0.70%	0.20% to 0.70%	0.25% to 0.65%
Total return, lowest to highest***	35.86% to 36.55%	21.35% to 21.97%	(10.01%) to (9.20%)	22.23% to 22.84%	30.50% to 31.03%

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	269,510	264,797	260,297	254,696	84,702
Units issued	109,321	143,831	93,169	120,791	251,826
Units redeemed	(112,239)	(139,118)	(88,669)	(115,190)	(81,832)

Units, end of period	266,592	269,510	264,797	260,297	254,696

Unit value, end of period $	36.05	27.42	22.94	24.10	20.74
Assets, end of period $	9,611,707	7,390,879	6,074,396	6,272,355	5,283,386
Investment income ratio*	1.13%	0.92%	0.75%	2.12%	0.78%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	31.47%	19.54%	(4.80%)	16.16%	46.27%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Mid Value Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (g)
Units, beginning of period	219,607	266,100	330,552	363,628	—
Units issued	56,718	63,640	117,985	149,464	473,014
Units redeemed	(31,561)	(110,133)	(182,437)	(182,540)	(109,386)

Units, end of period	244,764	219,607	266,100	330,552	363,628

Unit value, end of period $	22.79 to 23.27	17.46 to 17.75	14.60 to 14.96	15.56 to 15.68	13.49 to 13.52
Assets, end of period $	5,637,228	3,867,416	3,937,343	5,165,985	4,909,319
Investment income ratio*	1.13%	0.85%	0.69%	2.07%	0.51%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.20% to 0.65%	0.00% to 0.65%	0.20% to 0.65%	0.25% to 0.65%
Total return, lowest to highest***	30.55% to 31.13%	18.75% to 19.29%	(5.77%) to (4.93%)	15.41% to 15.93%	34.85% to 35.21%

(g) Fund available in prior year but no activity.

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	3,405,304	2,900,049	2,163,145	2,590,839	4,093,720
Units issued	5,079,976	5,062,208	3,604,563	2,354,422	2,868,379
Units redeemed	(4,424,527)	(4,556,953)	(2,867,659)	(2,782,116)	(4,371,260)

Units, end of period	4,060,753	3,405,304	2,900,049	2,163,145	2,590,839

Unit value, end of period $	17.37	17.37	17.36	17.35	17.34
Assets, end of period $	70,547,240	59,153,840	50,355,097	37,529,888	44,928,442
Investment income ratio*	0.01%	0.04%	0.00%	0.05%	0.51%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	0.01%	0.03%	0.08%	0.03%	0.47%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Money Market Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	3,865,319	1,293,433	1,006,382	1,733,854	4,818,232
Units issued	674,534	3,354,748	1,069,517	2,512,559	2,542,228
Units redeemed	(3,362,697)	(782,862)	(782,466)	(3,240,031)	(5,626,606)

Units, end of period	1,177,156	3,865,319	1,293,433	1,006,382	1,733,854

Unit value, end of period $	14.99 to 21.72	20.49 to 21.76	15.15 to 22.28	20.77 to 21.83	21.00 to 21.78
Assets, end of period $	24,558,762	82,144,640	27,374,747	21,281,600	35,883,153
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.24%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%	0.00% to 0.70%	0.20% to 0.70%	0.25% to 0.65%
Total return, lowest to highest***	(0.71%) to (0.18%)	(0.70%) to (0.18%)	(0.82%) to 0.07%	(0.70%) to (0.19%)	(0.46%) to (0.04%)

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	150,053	130,067	84,677	113,681	59,882
Units issued	65,824	50,479	67,067	48,901	136,941
Units redeemed	(55,334)	(30,493)	(21,677)	(77,905)	(83,142)

Units, end of period	160,543	150,053	130,067	84,677	113,681

Unit value, end of period $	17.49	16.97	16.87	21.16	18.36
Assets, end of period $	2,807,506	2,545,863	2,194,024	1,791,513	2,086,992
Investment income ratio*	0.69%	0.89%	0.61%	0.62%	1.11%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	3.07%	0.58%	(20.27%)	15.25%	59.23%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	83,594	125,092	128,093	124,917	241,760
Units issued	34,152	41,306	72,195	78,918	121,039
Units redeemed	(22,883)	(82,804)	(75,196)	(75,742)	(237,882)

Units, end of period	94,863	83,594	125,092	128,093	124,917

Unit value, end of period $	38.60 to 40.50	37.73 to 39.41	36.98 to 39.97	47.71 to 49.38	41.68 to 42.66
Assets, end of period $	3,740,929	3,204,486	4,794,393	6,179,506	5,252,760
Investment income ratio*	0.63%	0.73%	0.45%	0.64%	1.02%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.20% to 0.65%	0.00% to 0.65%	0.20% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	2.30% to 2.76%	(0.13%) to 0.32%	(21.00%) to (20.29%)	14.47% to 14.99%	58.16% to 58.71%

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	92,751	86,372	91,765	87,356	71,624
Units issued	55,140	46,227	22,574	34,131	76,003
Units redeemed	(52,216)	(39,848)	(27,967)	(29,722)	(60,271)

Units, end of period	95,675	92,751	86,372	91,765	87,356

Unit value, end of period $	105.43	105.48	89.90	82.05	63.50
Assets, end of period $	10,087,109	9,783,730	7,764,963	7,528,838	5,547,371
Investment income ratio*	2.00%	1.82%	1.53%	2.02%	3.49%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(0.05%)	17.33%	9.58%	29.20%	30.26%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	93,432	120,266	146,488	165,443	221,440
Units issued	9,998	16,196	26,656	34,463	58,954
Units redeemed	(28,813)	(43,030)	(52,878)	(53,418)	(114,951)

Units, end of period	74,617	93,432	120,266	146,488	165,443

Unit value, end of period $	48.06 to 128.34	121.22 to 128.73	41.48 to 112.45	95.78 to 100.69	74.65 to 77.39
Assets, end of period $	8,983,472	11,297,501	12,390,923	13,957,541	12,238,675
Investment income ratio*	1.73%	1.66%	1.38%	1.82%	3.52%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%	0.00% to 0.65%	0.20% to 0.70%	0.30% to 0.70%
Total return, lowest to highest***	(0.80%) to (0.30%)	16.44% to 17.02%	8.49% to 9.46%	28.30% to 28.94%	29.27% to 29.78%

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	727,416	620,592	545,434	318,234	91,101
Units issued	611,046	798,056	565,865	337,653	300,552
Units redeemed	(569,207)	(691,232)	(490,707)	(110,453)	(73,419)

Units, end of period	769,255	727,416	620,592	545,434	318,234

Unit value, end of period $	14.24	15.69	14.41	12.85	11.81
Assets, end of period $	10,955,422	11,415,103	8,946,266	7,010,975	3,759,357
Investment income ratio*	2.63%	1.83%	4.19%	13.22%	10.16%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(9.25%)	8.86%	12.14%	8.82%	19.54%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	233,823	267,266	271,156	242,646	373,272
Units issued	48,870	71,604	197,462	152,618	207,023
Units redeemed	(120,388)	(105,047)	(201,352)	(124,108)	(337,649)

Units, end of period	162,305	233,823	267,266	271,156	242,646

Unit value, end of period $	19.29 to 20.25	21.41 to 22.36	19.38 to 20.95	17.78 to 18.41	16.45 to 16.79
Assets, end of period $	3,198,067	5,091,250	5,369,192	4,890,281	4,034,568
Investment income ratio*	2.17%	1.74%	4.40%	12.15%	9.48%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.20% to 0.65%	0.00% to 0.65%	0.20% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	(9.87%) to (9.46%)	8.15% to 8.64%	11.03% to 12.02%	8.12% to 8.61%	18.70% to 19.06%

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	78,611	72,649	58,546	60,306	61,404
Units issued	43,935	22,590	28,318	36,563	67,062
Units redeemed	(24,859)	(16,628)	(14,215)	(38,323)	(68,160)

Units, end of period	97,687	78,611	72,649	58,546	60,306

Unit value, end of period $	23.78	16.57	14.99	16.24	13.02
Assets, end of period $	2,323,173	1,302,245	1,088,755	950,795	785,456
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	43.55%	10.54%	(7.72%)	24.69%	64.57%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	291,613	373,442	366,903	448,641	635,775
Units issued	67,525	105,181	212,571	207,018	186,685
Units redeemed	(72,678)	(187,010)	(206,032)	(288,756)	(373,819)

Units, end of period	286,460	291,613	373,442	366,903	448,641

Unit value, end of period $	10.37 to 28.56	18.77 to 19.94	6.61 to 18.49	18.68 to 19.64	15.17 to 15.66
Assets, end of period $	7,523,194	5,407,245	6,303,220	6,814,980	5,600,349
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%	0.00% to 0.70%	0.20% to 0.70%	0.30% to 0.65%
Total return, lowest to highest***	42.53% to 43.24%	9.67% to 10.23%	(8.57%) to (7.75%)	23.74% to 24.36%	63.41% to 64.00%

	Sub-Account
	Short Term Government Income Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (be)
Units, beginning of period	227,196	71,361	231,857	—
Units issued	212,390	668,684	109,848	520,659
Units redeemed	(279,948)	(512,849)	(270,344)	(288,802)

Units, end of period	159,638	227,196	71,361	231,857

Unit value, end of period $	10.52	10.60	10.48	10.19
Assets, end of period $	1,680,009	2,408,770	747,617	2,362,813
Investment income ratio*	1.77%	1.96%	1.39%	1.20%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(0.74%)	1.18%	2.83%	1.91%

(be)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Short Term Government Income Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (be)
Units, beginning of period	205,456	241,317	389,362	—
Units issued	301,577	147,124	314,099	635,549
Units redeemed	(364,888)	(182,985)	(462,144)	(246,187)

Units, end of period	142,145	205,456	241,317	389,362

Unit value, end of period $	10.24 to 10.42	10.40 to 10.53	10.31 to 10.47	10.14 to 10.17
Assets, end of period $	1,462,493	2,145,355	2,502,884	3,952,866
Investment income ratio*	1.08%	1.61%	2.31%	1.58%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%	0.00% to 0.65%	0.20% to 0.70%
Total return, lowest to highest***	(1.56%) to (1.09%)	0.50% to 0.96%	1.83% to 2.77%	1.39% to 1.71%

(be)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	244,314	238,585	223,327	225,128	193,656
Units issued	141,271	203,288	76,959	130,664	155,489
Units redeemed	(81,481)	(197,559)	(61,701)	(132,465)	(124,017)

Units, end of period	304,104	244,314	238,585	223,327	225,128

Unit value, end of period $	30.46	21.12	18.13	19.45	15.92
Assets, end of period $	9,263,812	5,160,719	4,325,175	4,343,714	3,584,964
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	44.22%	16.53%	(6.80%)	22.14%	34.46%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	64,133	70,153	61,158	26,160	6,857
Units issued	30,493	41,908	47,538	71,307	114,312
Units redeemed	(33,230)	(47,928)	(38,543)	(36,309)	(95,009)

Units, end of period	61,396	64,133	70,153	61,158	26,160

Unit value, end of period $	24.85 to 25.43	17.36 to 17.68	14.88 to 15.31	16.20 to 16.36	13.36 to 13.41
Assets, end of period $	1,537,330	1,120,649	1,057,143	993,900	350,191
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.20% to 0.65%	0.00% to 0.65%	0.20% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	43.15% to 43.80%	15.71% to 16.24%	(7.65%) to (6.81%)	21.29% to 21.83%	33.71% to 34.12%

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	282,951	201,116	138,757	101,272	42,355
Units issued	142,934	232,792	162,436	85,957	86,168
Units redeemed	(162,644)	(150,957)	(100,077)	(48,472)	(27,251)

Units, end of period	263,241	282,951	201,116	138,757	101,272

Unit value, end of period $	24.79	17.87	15.40	16.10	12.74
Assets, end of period $	6,526,860	5,056,149	3,096,548	2,234,231	1,289,837
Investment income ratio*	1.53%	2.17%	1.32%	0.63%	1.12%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	38.75%	16.06%	(4.37%)	26.43%	26.70%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	265,425	121,883	134,920	134,379	245,098
Units issued	45,473	253,618	110,385	96,468	349,934
Units redeemed	(130,339)	(110,076)	(123,422)	(95,927)	(460,653)

Units, end of period	180,559	265,425	121,883	134,920	134,379

Unit value, end of period $	28.26 to 30.17	20.53 to 21.81	17.43 to 19.23	18.78 to 19.75	15.04 to 15.52
Assets, end of period $	5,259,042	5,572,123	2,235,310	2,594,585	2,052,561
Investment income ratio*	1.52%	1.96%	1.13%	0.51%	0.68%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%	0.00% to 0.70%	0.20% to 0.70%	0.30% to 0.65%
Total return, lowest to highest***	37.65% to 38.35%	15.29% to 15.87%	(5.36%) to (4.50%)	25.48% to 26.11%	25.82% to 26.27%

	Sub-Account
	Small Cap Opportunities Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	9,663	11,222	11,785	6,758	3,802
Units issued	23,314	4,187	8,312	7,481	9,497
Units redeemed	(18,624)	(5,746)	(8,875)	(2,454)	(6,541)

Units, end of period	14,353	9,663	11,222	11,785	6,758

Unit value, end of period $	18.97	13.52	11.57	11.94	9.21
Assets, end of period $	272,308	130,698	129,857	140,757	62,221
Investment income ratio*	0.74%	0.00%	0.12%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	40.28%	16.88%	(3.13%)	29.71%	34.03%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	16,677	32,741	58,239	51,003	57,063
Units issued	469,946	2,181	18,268	72,168	55,858
Units redeemed	(16,461)	(18,245)	(43,766)	(64,932)	(61,918)

Units, end of period	470,162	16,677	32,741	58,239	51,003

Unit value, end of period $	35.77 to 37.73	25.70 to 26.97	21.77 to 23.54	23.03 to 23.93	17.95 to 18.37
Assets, end of period $	16,986,134	436,591	735,456	1,361,445	923,018
Investment income ratio*	0.27%	0.00%	0.09%	0.00%	0.00%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%	0.00% to 0.70%	0.20% to 0.70%	0.30% to 0.65%
Total return, lowest to highest***	39.18% to 39.88%	16.02% to 16.61%	(4.03%) to (3.16%)	28.76% to 29.41%	33.00% to 33.46%

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	161,503	166,604	155,124	138,090	104,513
Units issued	80,582	71,472	51,785	70,716	101,116
Units redeemed	(70,100)	(76,573)	(40,305)	(53,682)	(67,539)

Units, end of period	171,985	161,503	166,604	155,124	138,090

Unit value, end of period $	64.51	48.39	41.79	41.32	32.75
Assets, end of period $	11,095,703	7,814,941	6,963,187	6,409,799	4,523,174
Investment income ratio*	0.62%	0.91%	0.90%	0.44%	0.74%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	33.33%	15.78%	1.15%	26.15%	28.79%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Cap Value Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	52,766	31,562	30,923	26,455	64,320
Units issued	8,833	69,766	31,165	16,761	34,363
Units redeemed	(13,996)	(48,562)	(30,526)	(12,293)	(72,228)

Units, end of period	47,603	52,766	31,562	30,923	26,455

Unit value, end of period $	22.04 to 22.89	16.81 to 17.21	14.47 to 15.03	14.57 to 14.78	11.51 to 11.68
Assets, end of period $	1,065,292	890,741	462,460	451,145	308,717
Investment income ratio*	0.51%	0.87%	0.80%	0.36%	0.52%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.20% to 0.65%	0.00% to 0.65%	0.20% to 0.65%	0.45% to 0.65%
Total return, lowest to highest***	32.45% to 33.06%	14.94% to 15.47%	0.14% to 1.04%	25.28% to 25.85%	27.80% to 28.07%

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	75,291	69,238	61,411	64,463	92,095
Units issued	18,375	33,203	26,511	29,669	53,623
Units redeemed	(39,196)	(27,150)	(18,684)	(32,721)	(81,255)

Units, end of period	54,470	75,291	69,238	61,411	64,463

Unit value, end of period $	22.78	17.30	14.86	15.00	12.36
Assets, end of period $	1,241,087	1,302,715	1,029,131	921,462	796,777
Investment income ratio*	1.77%	0.25%	0.64%	1.53%	0.40%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	31.68%	16.41%	(0.94%)	21.39%	27.82%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	191,494	291,566	350,159	409,071	659,315
Units issued	43,880	40,056	112,759	188,953	232,804
Units redeemed	(49,816)	(140,128)	(171,352)	(247,865)	(483,048)

Units, end of period	185,558	191,494	291,566	350,159	409,071

Unit value, end of period $	30.72 to 46.36	23.51 to 24.96	19.92 to 30.62	20.69 to 21.75	17.25 to 17.88
Assets, end of period $	5,927,427	4,660,932	6,156,047	7,495,689	7,560,437
Investment income ratio*	1.76%	0.25%	0.54%	1.34%	0.39%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%	0.00% to 0.65%	0.20% to 0.70%	0.25% to 0.65%
Total return, lowest to highest***	30.70% to 31.35%	15.48% to 16.06%	(1.82%) to (0.93%)	20.51% to 21.11%	26.86% to 27.37%

	Sub-Account
	Smaller Company Growth Trust Series 0
	Year Ended Dec. 31/13 (ac)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)
Units, beginning of period	11,623	17,007	14,551	18,939	—
Units issued	3,538	3,522	16,404	7,783	22,836
Units redeemed	(15,161)	(8,906)	(13,948)	(12,171)	(3,897)

Units, end of period	—	11,623	17,007	14,551	18,939

Unit value, end of period $	19.23	14.23	12.24	13.16	10.52
Assets, end of period $	—	165,343	208,098	191,551	199,275
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	35.12%	16.27%	(7.04%)	25.12%	5.22%

(ac)	Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on December 9, 2013.
(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Smaller Company Growth Trust Series 1
	Year Ended Dec. 31/13 (ac)	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (al)
Units, beginning of period	941,436	1,275,254	1,471,612	1,713,753	—
Units issued	16,907	39,157	90,738	256,311	1,751,431
Units redeemed	(958,343)	(372,975)	(287,096)	(498,452)	(37,678)

Units, end of period	—	941,436	1,275,254	1,471,612	1,713,753

Unit value, end of period $	18.65 to 19.03	13.90 to 14.12	11.99 to 12.22	13.05 to 13.13	10.51 to 10.52
Assets, end of period $	—	13,118,124	15,386,788	19,230,310	18,017,839
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%	0.00% to 0.65%	0.20% to 0.70%	0.25% to 0.70%
Total return, lowest to highest***	34.18% to 34.81%	15.41% to 15.99%	(7.94%) to (7.10%)	24.17% to 24.79%	5.12% to 5.19%

(ac)	Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on December 9, 2013.
(al)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	Strategic Income Opportunities Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bc)	Year Ended Dec. 31/09
Units, beginning of period	182,050	135,531	101,816	30,334	1,515
Units issued	77,913	71,787	75,477	83,957	35,273
Units redeemed	(61,812)	(25,268)	(41,762)	(12,475)	(6,454)

Units, end of period	198,151	182,050	135,531	101,816	30,334

Unit value, end of period $	18.22	17.55	15.54	15.22	13.13
Assets, end of period $	3,609,267	3,194,530	2,105,616	1,549,526	398,301
Investment income ratio*	5.72%	7.25%	12.08%	19.58%	11.32%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	3.81%	12.94%	2.08%	15.91%	26.78%

(bc)	Renamed on May 3, 2010. Previously known as Strategic Income Trust.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Strategic Income Opportunities Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10 (bc)	Year Ended Dec. 31/09
Units, beginning of period	60,522	107,503	132,773	39,687	83,658
Units issued	42,387	19,715	37,047	127,475	44,874
Units redeemed	(18,454)	(66,696)	(62,317)	(34,389)	(88,845)

Units, end of period	84,455	60,522	107,503	132,773	39,687

Unit value, end of period $	23.08 to 24.12	22.38 to 23.27	19.59 to 20.98	19.69 to 20.29	17.10 to 17.40
Assets, end of period $	1,976,866	1,366,967	2,167,949	2,630,368	679,706
Investment income ratio*	6.34%	6.72%	9.78%	23.98%	10.03%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.20% to 0.65%	0.00% to 0.65%	0.20% to 0.65%	0.35% to 0.65%
Total return, lowest to highest***	3.15% to 3.63%	12.12% to 12.64%	1.11% to 2.03%	15.13% to 15.66%	25.84% to 26.23%

(bc) Renamed on May 3, 2010. Previously known as Strategic Income Trust.

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	567,423	353,317	435,088	372,059	279,913
Units issued	616,740	585,480	200,377	286,144	294,840
Units redeemed	(602,464)	(371,374)	(282,148)	(223,115)	(202,694)

Units, end of period	581,699	567,423	353,317	435,088	372,059

Unit value, end of period $	22.27	22.83	21.94	20.39	19.14
Assets, end of period $	12,957,019	12,954,850	7,750,121	8,869,928	7,122,388
Investment income ratio*	3.60%	1.88%	4.38%	4.49%	5.55%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(2.44%)	4.08%	7.60%	6.49%	6.29%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	1,786,424	1,764,258	1,387,764	870,388	224,706
Units issued	1,032,254	1,027,665	771,951	680,834	744,455
Units redeemed	(1,417,532)	(1,005,499)	(395,457)	(163,458)	(98,773)

Units, end of period	1,401,146	1,786,424	1,764,258	1,387,764	870,388

Unit value, end of period $	17.22	17.57	16.18	15.57	14.46
Assets, end of period $	24,129,479	31,387,850	28,551,370	21,599,909	12,583,045
Investment income ratio*	3.33%	2.00%	4.80%	2.58%	5.68%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	(1.98%)	8.57%	3.97%	7.66%	13.71%

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	962,211	1,864,813	1,847,382	1,965,055	2,143,657
Units issued	89,607	301,982	640,355	1,318,461	1,140,824
Units redeemed	(704,032)	(1,204,584)	(622,924)	(1,436,134)	(1,319,426)

Units, end of period	347,786	962,211	1,864,813	1,847,382	1,965,055

Unit value, end of period $	26.06 to 27.63	26.77 to 28.26	24.17 to 26.68	24.06 to 25.16	22.49 to 23.33
Assets, end of period $	9,349,597	26,629,883	47,874,290	45,740,261	45,086,578
Investment income ratio*	2.34%	1.72%	4.47%	2.32%	4.05%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.20% to 0.65%	0.00% to 0.65%	0.20% to 0.65%	0.25% to 0.65%
Total return, lowest to highest***	(2.67%) to (2.23%)	7.78% to 8.27%	2.98% to 3.91%	6.95% to 7.43%	12.86% to 13.31%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	8,555	13,388	36,982	26,528	6,539
Units issued	6,819	4,258	16,284	20,727	44,607
Units redeemed	(3,332)	(9,091)	(39,878)	(10,273)	(24,618)

Units, end of period	12,042	8,555	13,388	36,982	26,528

Unit value, end of period $	71.52	53.59	46.38	46.23	39.42
Assets, end of period $	861,240	458,437	620,895	1,709,553	1,045,820
Investment income ratio*	1.70%	1.34%	0.59%	1.54%	1.76%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	33.45%	15.56%	0.33%	17.26%	28.93%

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Units, beginning of period	130,191	144,884	144,037	65,078	186,446
Units issued	40,243	72,972	63,665	104,838	125,758
Units redeemed	(82,922)	(87,665)	(62,818)	(25,879)	(247,126)

Units, end of period	87,512	130,191	144,884	144,037	65,078

Unit value, end of period $	19.53 to 20.84	14.74 to 15.65	12.57 to 13.88	12.91 to 13.43	11.14 to 11.45
Assets, end of period $	1,757,783	1,982,096	1,910,839	1,899,563	729,447
Investment income ratio*	1.17%	1.54%	1.16%	1.73%	1.04%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%	0.00% to 0.65%	0.30% to 0.70%	0.35% to 0.65%
Total return, lowest to highest***	32.46% to 33.12%	14.69% to 15.26%	(0.62%) to 0.28%	16.37% to 16.84%	28.03% to 28.42%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Ultra Short Term Bond Trust Series 0
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (g)
Units, beginning of period	33,804	11,566	—
Units issued	29,560	44,490	26,551
Units redeemed	(41,787)	(22,252)	(14,985)

Units, end of period	21,577	33,804	11,566

Unit value, end of period $	10.07	10.07	10.00
Assets, end of period $	217,231	340,380	115,702
Investment income ratio*	0.67%	1.10%	1.32%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%
Total return, lowest to highest***	(0.02%)	0.66%	0.09%

(g) Fund available in prior year but no activity.

	Sub-Account
	Ultra Short Term Bond Trust Series 1
	Year Ended Dec. 31/13	Year Ended Dec. 31/12	Year Ended Dec. 31/11 (g)
Units, beginning of period	3,308	2,701	—
Units issued	239,222	785	2,802
Units redeemed	(240,738)	(178)	(101)

Units, end of period	1,792	3,308	2,701

Unit value, end of period $	9.84 to 9.92	9.91	9.91
Assets, end of period $	17,662	32,819	26,825
Investment income ratio*	0.02%	1.16%	2.05%
Expense ratio, lowest to highest**	0.45% to 0.65%	0.65%	0.00% to 0.65%
Total return, lowest to highest***	(0.74%) to (0.49%)	(0.15%)	(0.69%) to 0.12%

(g)	Fund available in prior year but no activity.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	U.S. Equity Trust Series 0
	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12 (q)
Units, beginning of period	52,371	—
Units issued	159,205	56,636
Units redeemed	(11,059)	(4,265)

Units, end of period	200,517	52,371

Unit value, end of period $	13.20	10.28
Assets, end of period $	2,646,138	538,430
Investment income ratio*	1.84%	2.14%
Expense ratio, lowest to highest**	0.00%	0.00%
Total return, lowest to highest***	28.36%	2.81%

(q)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

	Sub-Account
	U.S. Equity Trust Series 1
	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12 (q)
Units, beginning of period	104,649	—
Units issued	40,824	151,071
Units redeemed	(40,029)	(46,422)

Units, end of period	105,444	104,649

Unit value, end of period $	13.02 to 13.13	10.23 to 10.26
Assets, end of period $	1,378,427	1,072,153
Investment income ratio*	1.46%	1.97%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%
Total return, lowest to highest***	27.33% to 27.98%	2.28% to 2.63%

(q)	Reflects the period from commencement of operations on April 30, 2012 through December 31, 2012.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Utilities Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	53,431	51,356	55,968	32,844	55,369
Units issued	15,887	15,272	21,449	34,059	56,984
Units redeemed	(6,708)	(13,197)	(26,061)	(10,935)	(79,509)

Units, end of period	62,610	53,431	51,356	55,968	32,844

Unit value, end of period $	26.50	21.97	19.33	18.10	15.88
Assets, end of period $	1,659,610	1,173,906	992,929	1,013,201	521,594
Investment income ratio*	2.30%	3.78%	3.82%	3.58%	4.85%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	20.65%	13.63%	6.80%	14.00%	33.58%

	Sub-Account
	Utilities Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	63,791	80,036	77,427	79,013	249,807
Units issued	9,443	25,922	46,158	31,683	75,136
Units redeemed	(12,762)	(42,167)	(43,549)	(33,269)	(245,930)

Units, end of period	60,472	63,791	80,036	77,427	79,013

Unit value, end of period $	30.52 to 32.32	25.48 to 26.86	21.98 to 24.19	21.29 to 22.25	18.81 to 19.40
Assets, end of period $	1,869,458	1,643,623	1,829,855	1,668,754	1,494,713
Investment income ratio*	2.06%	3.65%	3.56%	2.52%	3.61%
Expense ratio, lowest to highest**	0.20% to 0.65%	0.20% to 0.65%	0.00% to 0.65%	0.20% to 0.65%	0.30% to 0.65%
Total return, lowest to highest***	19.78% to 20.32%	12.92% to 13.43%	5.70% to 6.65%	13.18% to 13.69%	32.91% to 33.37%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

10.	Financial Highlights

	Sub-Account
	Value Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	41,315	33,704	38,056	52,511	35,076
Units issued	19,223	10,626	5,484	30,722	69,744
Units redeemed	(14,572)	(3,015)	(9,836)	(45,177)	(52,309)

Units, end of period	45,966	41,315	33,704	38,056	52,511

Unit value, end of period $	24.72	18.25	15.53	15.37	12.57
Assets, end of period $	1,136,118	753,948	523,460	585,025	659,988
Investment income ratio*	0.93%	0.95%	1.10%	1.12%	1.09%
Expense ratio, lowest to highest**	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest***	35.44%	17.50%	1.03%	22.30%	41.19%

	Sub-Account
	Value Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/13	Dec. 31/12	Dec. 31/11	Dec. 31/10	Dec. 31/09
Units, beginning of period	76,370	113,325	114,791	142,586	310,735
Units issued	15,369	46,637	38,553	64,708	287,392
Units redeemed	(36,085)	(83,592)	(40,019)	(92,503)	(455,541)

Units, end of period	55,654	76,370	113,325	114,791	142,586

Unit value, end of period $	43.00 to 50.43	35.15 to 37.32	27.35 to 32.56	30.06 to 31.60	24.88 to 25.68
Assets, end of period $	2,670,527	2,735,313	3,499,439	3,518,229	3,571,204
Investment income ratio*	0.72%	0.84%	1.04%	0.96%	1.29%
Expense ratio, lowest to highest**	0.20% to 0.70%	0.20% to 0.70%	0.00% to 0.70%	0.20% to 0.70%	0.30% to 0.65%
Total return, lowest to highest***	34.45% to 35.13%	16.60% to 17.19%	0.07% to 0.98%	21.36% to 21.97%	40.27% to 40.75%

John Hancock Life Insurance Company (U.S.A.) Separate Account N

Notes to Financial Statements (continued)

The Account is a funding vehicle for a number of variable universal life insurance products which have unique combinations of features and fees that are charged against the contract owners’ account balances. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The preceding table was developed by determining which products offered by the Company have the lowest and highest total return. Only product designs within each sub-account that had units outstanding during the period were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum mortality and expense risks charges offered by the Company as contract owners may not have selected all available and applicable contract options as discussed in Notes 3 and 4.

(*)

These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. These ratios exclude those expenses, such as mortality and expense risks charges, that result in direct reductions in unit values. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense risks charges, for the period indicated. The ratios include only those expenses that result in a direct reduction in unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying Trust portfolio are excluded. When no range is given, the lowest and highest values are the same.

(***)

These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. When no range is given, the lowest and highest values are the same.

PART C
OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a) Resolution of Board of Directors establishing Separate Account N is incorporated by reference to post-effective amendment number 1, file number 333-152409, filed with the Commission in April 2010.

(b) Not applicable.

(c) (1) Distribution Agreement and Servicing Agreement between John Hancock Distributors and John Hancock Life Insurance Company (U.S.A.) dated February 17, 2009, incorporated by reference to pre-effective amendment number 1, file number 333-157212, filed with the Commission on April 7, 2009.

(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors LLC effective August, 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157212, filed with the Commission in April, 2011.

(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to post-effective amendment number 6, file number 333-179570, filed with the Commission in April, 2014.

(d) (1)Form of Specimen Flexible Premium Variable Life Insurance Policy, incorporated by reference to pre-effective amendment number 1, filed number 333-126668, filed with the Commission on October 12, 2005 and form of Policy Endorsement dated 2009, incorporated by reference to post-effective amendment number 2, file number 333-152406, filed with the Commission in April 2010.

(2) Form of Specimen Enhanced Cash Value Rider, incorporated by reference to pre-effective amendment number 1, filed number 333-126668, filed with the Commission on October 12, 2005.

(e) Specimen Application for a Master COLI Insurance Policy, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(f) (1) Restated Articles of Redomestication of the John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 30, 1992, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(a) Amendment to the Articles of Redomestication of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the Articles of Redomestication effective January 1, 2005, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(c) Amended and Restated Articles of Redomestication and Articles of Incorporation of John Hancock Life Insurance Company (U.S.A.) dated July 26, 2010, and further amended as of November 20, 2012, incorporated by reference to post-effective amendment number 2, file number 333-179570, filed with the Commission in April 2013.

(2) By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated December 2, 1992, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(a) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated June 7, 2000, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(b) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated March 12, 1999, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(c) Amendment to the By-laws of John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) dated July 16, 2004, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(d) Amended and Restated By-laws of John Hancock Life Insurance Company (U.S.A.) dated June 15, 2010, incorporated by reference to post-effective amendment number 2, file number 333-179570, filed with the Commission in April 2013.

(g) The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h)(1) Participation Agreement among the Manufacturers Insurance Company (U.S.A.), the Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.

4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(i) (1) Service agreement between Manulife Financial Corporation and the Manufacturers Life Insurance Company (U.S.A.), dated January 1, 2001, incorporated by reference to post-effective amendment number 6, file number 333-179570, filed with the Commission in April, 2014.

(j) Not applicable.

(k) Opinion and consent of counsel for John Hancock Life Insurance Company (U.S.A.), incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.

(l) Not Applicable.

(m) Not Applicable.

(n) Consents of Independent Registered Public Accounting Firm, filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment to be filed pursuant to Rule 485(b), filed herewith.

(o) Not Applicable.

(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the policies, incorporated by reference to pre-effective amendment number 1, file number 333-100597, filed with the Commission on December 16, 2002.

Powers of Attorney

(i) Powers of Attorney for Craig Bromley, Thomas Borshoff, Paul M. Connolly, Michael Doughty, Ruth Ann Fleming, James D. Gallagher, Scott S. Hartz, Rex Schlaybaugh, Jr., and John Vrysen, incorporated by reference to post-effective amendment number 1, file number 333-179570, filed with the Commission April 24, 2013.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Name and Principal Business Address	Position with Depositor
Craig Bromley 601 Congress Street Boston, MA 02210	Director, Chairman and President
Thomas Borshoff 536 Stone Road Pittsford, NY 14534	Director

Name and Principal Business Address	Position with Depositor
Paul M. Connolly 75 Indian Spring Road Milton, MA 02186	Director
Michael Doughty 197 Clarendon Street Boston, MA 02116	Director
Ruth Ann Fleming 205 Highland Avenue Short Hills, NJ 07078	Director
James D. Gallagher 601 Congress Street Boston, MA 02210	Director, Executive Vice President, General Counsel and Chief Administrative Officer
Scott S. Hartz 197 Clarendon Street Boston, MA 02116	Director, Executive Vice President and Chief Investment Officer
Rex Schlaybaugh, Jr. 400 Renaissance Center Detroit, MI 48243	Director
John G. Vrysen 601 Congress Street Boston, MA 02210	Director and Senior Vice President

Executive Vice Presidents
Michael Doughty**
Steven Finch*	and Chief Financial Officer
James D. Gallagher*	and General Counsel & Chief Administrative Officer
Scott S. Hartz**	and Chief Investment Officer – US Investments

Senior Vice Presidents
Andrew G. Arnott*
Kevin J. Cloherty*
Barry Evans ††††
Peter Gordon*
Brian Heapps**
Gregory Mack*
Janis K. McDonough*****
H. Steven Moore****	and Treasurer
James O’Brien †††
Sebastian Pariath*	and Head of Operations and Chief Information Officer
Timothy W. Ramza*
Alan R. Seghezzi**
Anthony Teta**
Brooks Tingle**

Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
John C.S. Anderson**
Roy V. Anderson*
Abigail M. Armstrong**
Kevin Askew*****
James Bacharach*
William Ball**
Ann Birle*****
Stephen J. Blewitt**
Alan Block*
Robert Boyda**
Grant Buchanan***
David Campbell***
Bob Carroll**

Name and Principal Business Address	Position with Depositor
Rick A. Carlson*
Brian Collins*
Paul M. Crowley**
John J. Danello*
Brent Dennis**
Robert Donahue*****
Paul Gallagher*
Ann Gencarella**
Richard Harris***	and Appointed Actuary
John Hatch*
Kevin Hill**
Eugene Xavier Hodge, Jr.*
James C. Hoodlet**
Roy Kapoor****
Mitchell Karman*	and Chief Compliance Officer & Counsel
Frank Knox*	and Chief Compliance Officer – Retail Funds/Separate Accounts
Hung Ko***	Vice President, Treasury
David Kroach***
Robert Leach*
Scott Lively*
Cheryl Mallett****
Nathaniel I. Margolis**
John B. Maynard*
Karen McCafferty*
Scott A. McFetridge**
William McPadden**
Maureen Milet**	and Chief Compliance Officer – Investments
Scott Morin*
Jeffrey H. Nataupsky*
Scott Navin**
Betty Ng***
Nina Nicolosi*
Jeffrey Packard**
Frank O‘Neill*
Daragh O’Sullivan**
Jacques Ouimet**
Gary M. Pelletier**
David Plumb*
Tracey Polsgrove*
Krishna Ramdial****	Vice President, Treasury
S. Mark Ray**
Jill Rebman***
George Revoir*
Mark Rizza*
Andrew Ross****
Lisa Anne Ryan †††
Thomas Samoluk*
Martin Sheerin*
Gordon Shone*
Rob Stanley*
Yiji S. Starr*
Christopher Sutherland**
Tony Todisco*****
Simonetta Vendittelli*	and Controller
Peter de Vries***
Linda A. Watters*
Jeffery Whitehead*
Brent Wilkinson †††

Name and Principal Business Address	Position with Depositor
Henry Wong**
Leo Zerilli*

Assistant Vice Presidents
Cathy Addison
Joanne Adkins
Stacey Agretelis
Patricia L. Allison
Eynshteyn Averbukh
Michael Barnes
Jack Barry
Naomi S. Bazak
P. J. Beltramini
William D. Bertrand
Jon Bourgault
Daniel C. Budde
Jennifer Toone Campanella
Suzanne Cartledge
Tabitha Chinniah
Anjali Chitre
Catherine Collins
Thomas Corrigan
Thomas D. Crohan
Diane Cronin
Jaime Hertel Dasque
Lorn C. Davis
Todd D. Emmel
Allan M. Fen
Paul A. Fishbin
Michael A. Foreman
Arthur Francis
Donna Frankel
Philip W. Freiberger
Scott B. Garfield
John M. Garrison
Keith Gendron
William A. Gottlieb
Gerald C. Hanrahan, Jr.
Teresa S. Hayes
Charles Whitney Hill
Tina Joseph
Recep C. Kendircioglu
Bruce Kinna
Patty Kisielis
Sally Kwan
Brigitte Labreche
Thomas Loftus
Timothy J. Malik
Robert Maulden
Kathleen E. McDonough
Reid W. McLay
Pamela Memishian
John P. Monahan
Geoffrey Norris
John O’Connor
E. David Pemsteim
Charlie Philbrook	and Chief Risk Officer
David Pickett
Michael A. Pirrello

Name and Principal Business Address	Position with Depositor
Malcolm Pittman
Jason M. Pratt
Sonya Prear
David P. Previte
Peta-Gaye Prinn
Malcolm Quinn
Hilary Quosai
Kathryn Riley
Josephine M. Rolka
Timothy A. Roseen
Louise Santosuosso
Eileen Schindler	and Chief Accountant
Mark Shannon
Susan Simi
Debbie Stickland
Michael Traynor
Joan Marie Uzdavinis
John Wallace
Sean A. Williams
Jennifer Wilson
Sameh Youssef
Paolo Zadra
Aleksander Zivanovic

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 380 Stuart Street, Boston, MA 02116

†Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221

††Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515

†††Principal Business is 200 Berkeley Street, Boston, MA 02116

††††Principal Business is 101 Huntington Avenue, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Registrant is a separate account of the Depositor operating as a unit investment trust. The Registrant supports benefits payable under the Depositor’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

As of the effective date of the registration statement, the Company and its affiliates are controlled by Manulife Financial Corporation.

MANULIFE FINANCIAL CORPORATION
PRINCIPAL SUBSIDIARIES - December 31, 2013

For External Use

Manulife Financial Corporation (Canada)
The Manufacturers Life Insurance Company (Canada)
John Hancock Reassurance Company Ltd. (Bermuda)
Manulife Holdings (Alberta) Limited (Alberta)
John Hancock Financial Corporation (Delaware)
The Manufacturers Investment Corporation (Michigan)
John Hancock Life Insurance Company (U.S.A.) (Michigan)
John Hancock Life & Health Insurance Company (Massachusetts)
John Hancock Distributors LLC (Delaware)
John Hancock Life Insurance Company of New York (New York)
John Hancock Investment Management Services, LLC F2 (Delaware)
4.76%
John Hancock Subsidiaries LLC (Delaware)
John Hancock Financial Network, Inc. (Massachusetts)
Hancock Natural Resource Group, Inc. (Delaware)
The Berkeley Financial Group, LLC (Delaware)
John Hancock Advisers, LLC (Delaware)
John Hancock Funds, LLC (Delaware)
Manulife Reinsurance Limited (Bermuda)
Manulife Reinsurance (Bermuda) Limited (Bermuda)
John Hancock Insurance Agency, Inc. (Delaware)
Manulife Bank of Canada (Canada)
First North American Insurance Company (Canada)
FNA Financial Inc. (Canada)
Manulife Asset Management Limited (Ontario)
EIS Services (Bermuda) Limited (Bermuda)
Regional Power Inc. (Canada)
NAL Resources Management Limited (Canada)
Manulife Resources Limited (Canada)
Manulife Asset Management (North America) Limited (Canada)
Manulife Asset Management (Europe) Limited (England)
Berkshire Insurance Services Inc. (Ontario)
JH Investments (Delaware) LLC (Delaware)
Manulife Securities Investment Services Inc. (Canada)
Manulife Securities Incorporated (Ontario)
95%
PT Asuransi Jiwa Manulife Indonesia F1 (Indonesia)
PT Manulife Asset Manajemen Indonesia (Indonesia)
Manulife Insurance (Thailand) Public Company Limited (Thailand)
97.4%
Manulife Asset Management (Thailand) Company Limited (Thailand)
The Manufacturers Life Insurance Co. (Phils.), Inc. (Philippines)
Manulife Holdings (Bermuda) Limited (Bermuda)
Manulife Financial Asia Limited (Hong Kong)
Manufacturers P&C Limited (Barbados)
Manulife International Holdings Limited (Bermuda)
Manulife Life Insurance Company (Japan)
Manufacturers Life Reinsurance Limited (Barbados)
Manulife Asset Management (Japan) Limited (Japan)
Manulife Investments Japan Limited
Manulife (Singapore) Pte. Ltd. (Singapore)
Manulife Asset Management (Singapore) Pte. Ltd. (Singapore)
Manulife (International) Limited (Bermuda)
51%
Manulife-Sinochem Life Insurance Co. Ltd. (China)
Manulife Holdings Berhad* (Malaysia)
Manulife Insurance Berhad (Malaysia)
Manulife Asset Management Services Berhad (Malaysia)
Manulife Asset Management International Holdings Limited (Barbados)
Manulife Asset Management (Hong Kong) Limited (Hong Kong)
Manulife Asset Management (Taiwan) Co., Ltd. (Taiwan)
Manulife (Vietnam) Limited (Vietnam)
Manulife Asset Management (Vietnam) Company Ltd. (Vietnam)
Manulife (Cambodia) PLC (Cambodia)
Indirect Control
Direct Control

F1 The remaining 5% equity of PT Asuransi Jiwa Manulife Indonesia is indirectly held by The Manufacturers Life Insurance Company

F2 The remaining 4.76% equity of John Hancock Investment Management Services, LLC is indirectly held by John Hancock Subsidiaries LLC

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC (“JH Distributors”) and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless JH Distributors and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which JH Distributors, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Account S	Principal Underwriter
John Hancock Variable Life Account U	Principal Underwriter
John Hancock Variable Life Account V	Principal Underwriter
John Hancock Variable Life Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JH Distributors and the following comprise the Board of Managers and Officers of JH Distributors.

Name	Title
Michael Doughty**	Chairman, Director
Steven Finch*	Director
James C. Hoodlet**	Director
George Revoir*	Director, President and Chief Executive Officer
Alan Seghezzi**	Director
Christopher Walker***	Director, Vice President, Investments
Emanuel Alves*	Secretary
H. Steven Moore****	Senior Vice President, Treasurer
Brian Collins*	Vice President, US Taxation
Kris Ramdial****	Vice President, Treasury
Jeffrey H. Long*	Assistant Vice President, Chief Financial Officer and Financial Operations Principal
Michael Mahoney*	Assistant Vice President, Chief Compliance Officer
David Pickett*	Assistant Vice President, General Counsel

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, canceled stock certificates. John Hancock Life Insurance Company (U.S.A.) (at the same address), in its capacity as Registrant’s depositor keeps all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

John Hancock Life Insurance Company (U.S.A.) hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this amendment to the Registration Statement to be signed on its behalf in the City of Boston, Commonwealth of Massachusetts, as of the 25th day of April, 2014.

John Hancock Life Insurance Company (U.S.A.) Separate Account N

(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

By: /s/ Craig Bromley

Craig Bromley

Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

(Depositor)

By: /s/ Craig Bromley

Craig Bromley

Principal Executive Officer

Signatures

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 25th day of April, 2014.

Signatures	Title
/s/ Simonetta Vendittelli Simonetta Vendittelli	Vice President and Controller

/s/ Steven Finch Steven Finch	Executive Vice President and Chief Financial Officer

* Craig Bromley	Director

* Thomas Borshoff	Director

* Paul M. Connolly	Director

* Ruth Ann Fleming	Director

* Michael Doughty	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Rex E. Schlaybaugh, Jr.	Director

* John G. Vrysen	Director

/s/James C. Hoodlet James C. Hoodlet
*Pursuant to Power of Attorney

April, 2014

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) and offering interests in John Hancock Life Insurance Company (U.S.A.) Separate Account N (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock USA Service Office for more information at 1-800-521-1234 or write to us at 197 Clarendon Street, Boston, MA 02117.

Certain of the investment options listed below are offered under variable life insurance policies bearing the title Corporate VUL.

500 Index B
Active Bond
All Cap Core
Alpha Opportunities
American Asset Allocation
American Global Growth
American Growth
American Growth-Income
American International
American New World
Blue Chip Growth
Bond
Capital Appreciation
Capital Appreciation Value
Core Bond
Core Strategy
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental All Cap Core
Fundamental Large Cap Value
Fundamental Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index B
International Growth Stock
International Small Company
International Value
Investment Quality Bond
Lifestyle Aggressive MVP
Lifestyle Balanced MVP
Lifestyle Conservative MVP
Lifestyle Growth MVP
Lifestyle Moderate MVP
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market
Money Market B
Natural Resources
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
U.S. Equity
Utilities
Value
M Capital Appreciation
M International Equity
M Large Cap Growth
M Large Cap Value

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Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Total annual portfolio operating expenses

The following table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through CVUL policies purchased on or after October 12, 2005, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets. For more information, please refer to the prospectus for the underlying portfolio.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.48%	1.64%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.52%, respectively.

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The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through a Corporate VUL policy purchased prior to October 12, 2005, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.53%	1.64%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.30% and 1.52%, respectively.

Table of Investment Options and Investment Subadvisers

Please note that certain of the investment options described in this table may not be available to you under your policy.

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) or M Fund, Inc. (the “M Fund”)), and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolio.

The JHVIT, the PIMCO Trust, and the M Fund are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World portfolios (“American Portfolios”) operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the American Portfolios of the Trust for the marketing support services it provides.

The M Capital Appreciation, M International Equity, M Large Cap Growth and M Large Cap Value portfolios are series of the M Fund, an open-end management investment company registered under the 1940 Act. The assets of these subaccounts are invested in the corresponding portfolios of the M Fund. M Financial Investment Advisers, Inc. (“M Financial”) is the investment adviser for all portfolios of the M Fund. The entities shown in the table below as “Portfolio Managers” of the M Fund portfolios are sub-investment advisers selected by M Financial and are the entities that manage the portfolio’s assets.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolio.

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The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies, the portfolio managers (engaged by JHIMS, M Financial or PIMCO) and the investment objective for the portfolio are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
All Cap Core	QS Investors, LLC	To seek to provide long-term growth of capital.
Alpha Opportunities	Wellington Management Company, LLP	To seek to provide long-term total return.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital and income.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term capital appreciation.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective.
Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide income and capital appreciation.
Capital Appreciation	Jennison Associates LLC	To seek to provide long-term growth of capital.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Core Bond	Wells Capital Management, Incorporated	To seek to provide total return consisting of income and capital appreciation.

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Portfolio	Portfolio Manager	Investment Objective
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital. Current income is also a consideration.
Emerging Markets Value	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital.
Financial Services	Davis Selected Advisers, L.P.	To seek to provide growth of capital.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental All Cap Core	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term growth of capital.
Fundamental Large Cap Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide long-term capital appreciation.
Fundamental Value	Davis Selected Advisers, L.P.	To seek to provide capital growth.
Global	Templeton Global Advisors Limited	To seek to provide long-term capital appreciation.
Global Bond	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Health Sciences	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
High Yield	Western Asset Management Company	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide high total return.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets.
International Growth Stock	Invesco Advisers, Inc.	To seek to provide long-term growth of capital.
International Small Company	Dimensional Fund Advisors LP	To seek to provide long-term capital appreciation.
International Value	Templeton Investment Counsel, LLC	To seek to provide long-term growth of capital.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity.
Lifestyle Aggressive MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Balanced MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide growth of capital and current income while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Conservative MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Growth MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide long-term growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Lifestyle Moderate MVP	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to provide current income and growth of capital while seeking to both manage the volatility of return and limit the magnitude of portfolio losses.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index.
Mid Cap Stock	Wellington Management Company, LLP	To seek to provide long-term growth of capital.
Mid Value	T. Rowe Price Associates, Inc.	To seek to provide long-term capital appreciation.
Money Market	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek to provide long-term total return.
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to provide a combination of long-term capital appreciation and current income.
Real Return Bond	Pacific Investment Management Company LLC	To seek to provide maximum real return, consistent with preservation of real capital and prudent investment management.
Science & Technology	T. Rowe Price Associates, Inc.; and Allianz Global Investors U.S. LLC	To seek to provide long-term growth of capital. Current income is incidental to the portfolio’s objective.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal.
Small Cap Growth	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek to provide long-term capital appreciation.
Small Cap Value	Wellington Management Company, LLP	To seek to provide long-term capital appreciation.
Small Company Value	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays U.S. Aggregate Bond Index.*
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Portfolio	Portfolio Manager	Investment Objective
Total Return	Pacific Investment Management Company LLC	To seek to provide maximum total return, consistent with preservation of capital and prudent investment management.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek to provide a high level of current income consistent with the maintenance of liquidity and the preservation of capital.
U.S. Equity	Grantham, Mayo, Van Otterloo & Co. LLC	To seek to provide long-term capital appreciation.
Utilities	Massachusetts Financial Services Company	To seek to provide capital growth and current income (income above that available from the portfolio invested entirely in equity securities).
Value	Invesco Advisers, Inc.	To seek to provide an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk.
M Capital Appreciation (a series of M Fund, Inc.)	Frontier Capital Management Company, LLC	To seek to provide maximum capital appreciation.
M International Equity (a series of M Fund, Inc.)	Northern Cross, LLC	To seek to provide long-term capital appreciation.
M Large Cap Growth (a series of M Fund, Inc.)	DSM Capital Partners LLC	To seek to provide long-term capital appreciation.
M Large Cap Value (a series of M Fund, Inc.)	AJO, LP	To seek to provide long-term capital appreciation.

*The U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass throughs), ABS, and CMBS.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any

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DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. Any portion not treated as a return of your premiums would be includible in your income.

Please note that certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. In that case, additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.) In addition, if your policy offers a Long-Term Care Rider, and you have elected it, the rider’s benefits generally will be excludable from gross income under the Internal Revenue Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Internal Revenue Code. The riders are intended to meet these standards. If you have elected a Long-Term Care Rider, we caution you that there is a significant risk that ownership by anyone other than the person insured by the policy will cause adverse tax consequences. If the owner of the policy is not the insured person, benefit payments may be included in the owner’s income, and the death benefit may be part of the insured person’s estate for purposes of the Federal estate tax. A policy with a Long-Term Care Rider should not be purchased by or transferred to a person other than the insured person unless you have carefully reviewed the tax implications with your tax adviser.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers a Long-Term Care Rider, and if you have elected it, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.

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It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, an amount equal to any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Separate Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Separate Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the Separate Account used to support the policy. In those circumstances, income and gains from the Separate Account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of Separate Account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a Separate Account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of Separate Account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

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7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, under a policy insuring a single life, if there is a reduction in benefits (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, a reduction in benefits under the policy at any time will require re-testing. For such a policy the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

10

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions. Electing to have no withholding will not reduce your tax liability and may expose you to penalties under the rules governing payment of estimated taxes.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Life insurance owned by citizens or residents living abroad

If you are a U.S. citizen or permanent resident living outside the United States, you are still subject to income taxation by the United States. Since many countries tax on the basis of domicile, you may also be subject to tax in the country or territory in which you are living. The tax-deferred accumulation of gain that a life insurance policy provides under United States tax law may not be available under the tax laws of the country in which you are living. If you are living outside the United States or planning to do so, you should consult with a qualified tax adviser before purchasing or retaining ownership of a policy.

11

In addition to the disclosure contained herein, John Hancock USA has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock USA and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements of John Hancock USA and the Separate Account. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock USA representative. The SAI may be obtained by contacting the John Hancock USA Servicing Office. You should also contact the John Hancock USA Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Separate Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

SUPPLEMENT DATED APRIL 30, 2014

TO

PROSPECTUSES DATED APRIL 30, 2014 OR LATER

This Supplement is to be distributed with certain prospectuses dated April 30, 2014 or later for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “Corporate VUL,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,” “Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Variable Estate Protection Edge,” “Performance Survivorship Variable Universal Life”, “Protection Variable Universal Life”, and “Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

M Capital Appreciation

M International Equity

M Large Cap Growth

M Large Cap Value

VL M SUPP (4/2014)